--                                         --------                         ----
--------------------------------------------------------------------------------
                                                         Annual Report
THE HIRTLE CALLAGHAN TRUST

                                 June 30, 2000

We are pleased to present the June 30, 2000 annual report for The Hirtle Callaghan Trust.

The Hirtle Callaghan Trust (the Trust), a diversified open-end management investment company, was organized by Hirtle, Callaghan & Co., Inc. to enhance Hirtle Callaghan's ability to acquire the services of independent, specialist money management organizations for the clients Hirtle Callaghan serves. The Trust currently consists of six separate investment portfolios. Day-to-day portfolio management services are provided to each of the Trust's Portfolios by one or more independent money management organizations (investment managers), selected by, and under the general supervision of the Trust's Board of Trustees.

Shares of the Trust are available exclusively to investors who are clients of Hirtle Callaghan or clients of financial intermediaries, such as investment advisers, acting in a fiduciary capacity with investment discretion, that have established relationships with Hirtle Callaghan.

The Trust currently consists of six separate Portfolios, as listed below:



                    ------------------------------------------------------------
--
  The Portfolios

 The Value Equity Portfolio, seeks total return by investing in a diversified portfolio of equity securities of large companies with relatively low price-earnings ratios and high dividend yields.

 The Growth Equity Portfolio, seeks capital appreciation by investing in a diversified portfolio of equity securities of large and mid-capitalization companies with superior prospects for earnings growth.

 The Small Capitalization Equity Portfolio, seeks capital appreciation by investing in a diversified portfolio of equity securities of small-capitalization companies.

 The International Equity Portfolio, seeks total return by investing in a diversified portfolio of equity securities of companies based in developed countries other than the United States of America.

 The Fixed Income Portfolio, seeks current income by investing in a diversified portfolio of debt securities, including U.S. and non-U.S. government securities, corporate debt securities, and asset-backed issues.

 The Intermediate Term Municipal Bond Portfolio, seeks current income exempt from Federal income tax by investing in securities issued by municipalities and related entities.
--------------------------------------------------------------------------------

The following discussion summarizes those factors, including relevant market conditions and the investment strategies and techniques of each of the Investment Managers that materially affected the performance of the respective Portfolios during the Trust's fiscal year ended June 30, 2000.

                      Economic/Capital Markets Commentary

During the Trust's fiscal year, the big news may well be what did not happen. Firstly, there was no worldwide economic meltdown or major financial crisis. The previous two years were hit with the Russian financial turmoil (Fiscal
1999) and the Asian liquidity problems (Fiscal 1998). Secondly, the Y2K scare produced little or no damage. Thirdly, the Federal Reserve tightening did not trigger a liquidity crisis. Some of fiscal 1999's trends did continue, especially the dominance of the technology sector within the broader markets and high levels of initial public offerings (IPO's) by very early-stage companies. This IPO activity in the last year was truly unique in its character, with a massive surge of offerings, especially in the fiscal second quarter, by companies with no operating history and no visible profit potential. Two quarters later, this "irrational exuberance" was brought to a stunning halt with the dot.com market's collapse. As we enter fiscal 2001, this sector of the market is showing signs of resilience, but from much lower levels of valuation. The equity markets, in general, appear to be entering a much more discerning phase, where earnings potential and quality of earnings matter.

We now face a market environment concerned with Federal Reserve policy and election-year uncertainty. It is clear that the Fed will continue to lean into the wind of economic strength and try to engineer a "soft landing" to mitigate inflation pressures. It is much less clear what policy changes will emerge from our federal government.

                                          1FQ00  2FQ00  3FQ00  4FQ00  Fiscal 00
                                          ------ ------ ------ ------ ---------
     S&P 500 Stock Index/1/ ............. -6.25% 14.88%  2.29% -2.66%   7.25%
     Russell 1000 Stock Index/2/ ........ -6.60% 16.05%  4.37% -3.43%   9.24%
     Russell 2000 Stock Index/2/ ........ -6.32% 18.45%  7.08% -3.78%  14.33%
     MSCI EAFE Index/3/ .................  4.39% 16.99% -0.11% -3.96%  17.16%
     Lehman Aggregate Bond Index/4/ .....  0.68% -0.12%  2.21%  1.74%   4.56%

Volatility continued to build during the fiscal year, while market leadership changed somewhat. Growth equities continued to dominate the performance of the broader indices, but small capitalization and international equities took over from large capitalization U.S. stocks. This may signal a shift from momentum driven strategies to one more focused on earnings and sustainability.

In this report, performance comparisons for each Portfolio are provided relative to their appropriate benchmarks. In addition, the discussion includes comparisons between the performance achieved by the Portfolios against an indicator, compiled by an independent statistical monitoring organization, Lipper Inc. The Lipper organization compiles performance on mutual funds and further categorizes them by investment objective.

--------
/1/The S&P 500 Stock Index is an unmanaged index of 500 blue-chip stocks. /2/Each of the Russell indices is a market cap-weighted index of common stocks domiciled in the US. These and other stock indices are widely used in investment management as a performance standard for active managers and as a proxy for asset allocation purposes. The Russell 3000(R) Index is constructed by ranking US common stocks ranked from largest to smallest market capitalization, and including in the index the top 3,000 stocks. The largest 1,000 stocks become the Russell 1000(R) Index and the next 2,000 stocks are included in the Russell 2000(R) Index. Unlike the S&P 500 Stock Index, however, the Russell indices are reconstituted each year.
/3/The Morgan Stanley Capital International EAFE Index, which covers Europe,
   Australia, and the Far East, is an unmanaged, market value weighted index designed to measure the overall condition of developed overseas equities markets.
/4/The Lehman Brothers Aggregate Bond Index includes more than 5,000 taxable government, investment-grade corporate and mortgage backed securities.

                          The Value Equity Portfolio

The investment objective of this Portfolio is to provide total return consisting of capital appreciation and current income. In accordance with its investment policies, this Portfolio is oriented toward large capitalization equities with relatively lower price-earnings ratios and higher dividend income than the average range for stocks included in the Standard & Poors 500 Stock Index. The Value Equity Portfolio is benchmarked against the Russell 1000 Value Index/5/. As of June 30, 2000, the Portfolio's managers were Geewax, Terker & Company (Geewax Terker) and Institutional Capital Corporation
(ICAP).

Geewax Terker employs a quantitative approach to structuring the portfolio with a view to assembling a portfolio of investments similar in terms of risk, capitalization and represented market sectors to the Russell 1000 Value Index. ICAP is a bottom-up stock picker, and constructs the portfolio with less sensitivity to the structure of the index, while still adhering to basic value-oriented strategies.

As can be seen from the table below*, both managers have constructed portfolios whose characteristics are consistent with the Trust's policies.

                                              P/E Ratio Yield Average Market Cap
                                              --------- ----- ------------------
     Russell 1000 Value Index................   23.6x   2.0%    $70.0 billion
     Total Portfolio.........................   24.5x   1.8%    $73.0 billion
     Geewax Terker...........................   26.5x   1.7%    $88.1 billion
     ICAP....................................   22.5x   1.9%    $57.7 billion

    *Source: Evaluation Associates as of June 30, 2000

For the fiscal year ended June 30, 2000, the Hirtle Callaghan (HC) Value Equity Portfolio had a total return of -5.14%, which compares to the Russell 1000 Value Index of -8.92%.

We present below a chart comparing the HC Trust Value Equity Portfolio compared to the Russell 1000 Value Index and the Lipper peer group. The comparison below is an average performance result for a group of value managers who are considered to be a peer group of the HC Trust Value Equity Portfolio managers.


                                 [BAR GRAPH]


                                  Russell
 HC Trust                          1000                    Lipper Average
  Value                            Value                     Large Cap
 Portfolio                         Index                       Value

  -5.14%                           -8.92%                      -0.93%



--------
/5/The Russell 1000 Value Index measures the performance of those companies included in the Russell 1000 Stock Index with lower price-to-book ratios and lower forecasted growth rates.

This fiscal year produced good performance relative to the Russell 1000 Value Index, with ICAP outperforming Geewax Terker. This was a consistent theme within the Trust portfolios, with the bottom-up stock pickers outperforming their more quantitative peers.

                            Value Equity Portfolio

                                 [GRAPH LINE]

                        Value Equity Portfolio    Russell 1000 Value Index
 8/25/1995                      10,000                      10,000
12/31/1995                      10,960                      11,049
 6/30/1996                      11,728                      11,876
12/31/1996                      13,288                      13,440
 6/30/1997                      15,867                      15,817
12/31/1997                      17,390                      18,169
 6/30/1998                      19,582                      20,377
12/31/1998                      18,980                      21,008
 6/30/1999                      21,357                      23,712
12/31/1999                      21,047                      22,552
 6/30/2000                      20,260                      21,597
The chart represents historical performance of a hypothetical investment of $10,000 in the Hirtle Callaghan Value Equity Portfolio from 8/25/95 to 6/30/00, and represents the reinvestment of dividends and capital gains in the Portfolio.

The Portfolio's performance above is compared to the Russell 1000 Value Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index. The performance of the Hirtle Callaghan Value Equity Portfolio reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                          The Growth Equity Portfolio

The investment objective of this Portfolio is to provide capital appreciation, with income as a secondary consideration. In accordance with its investment policies, this Portfolio is oriented toward large capitalization, equity securities with an emphasis on long-term earnings growth potential and relatively higher price-earnings ratios and lower dividend yields than the average range for stocks included in the Standard & Poors 500 Stock Index. The Growth Equity Portfolio is benchmarked against the Russell 1000 Growth Index/6/. As of June 30, 2000, the Portfolio's managers were Jennison Associates (Jennison) and Goldman Sachs Asset Management (Goldman).

As can be seen from the table below*, both managers have constructed portfolios whose characteristics are consistent with the Trust's policies. However, Jennison and Goldman have differing assignments within the growth segment of the large capitalization arena. Jennison concentrates on the largest, fastest growing multinational companies in the large capitalization growth area, while Goldman focuses on the entire large capitalization growth segment. Goldman employs a highly quantitative methodology to structure its portfolio so that it is aligned with the assigned index with regard to capitalization, industry, and sector weightings, also known as a top-down methodology, while Jennison is a bottom-up stock picker.

                                              P/E Ratio Yield Average Market Cap
                                              --------- ----- ------------------
     Russell 1000 Growth Index...............   49.6x   0.3%    $176.3 billion
     Total Portfolio.........................   47.1x   0.4%    $148.8 billion
     Jennison................................   49.7x   0.3%    $135.6 billion
     Goldman.................................   44.6x   0.4%    $164.6 billion

    *Source: Evaluation Associates as of June 30, 2000

For the fiscal year ended June 30, 2000, the HC Growth Equity Portfolio had a total return of 27.71%, which compares to the Russell 1000 Growth Index return of 25.65%.

We present below a chart comparing the HC Trust Growth Equity Portfolio compared to the Russell 1000 Growth Index and the Lipper peer group. The comparison below is an average performance result for a group of growth managers who are considered to be a peer group of the HC Trust Growth Equity Portfolio managers.

                                 [BAR GRAPH]


                                  Russell
 HC Trust                          1000                    Lipper Average
  Growth                          Growth                     Large Cap
 Portfolio                         Index                       Growth

  27.71%                           25.65%                      26.35%



--------
/6/The Russell 1000 Growth Index measures the performance of those companies included in the Russell 1000 Stock Index with higher price-to-book ratios and higher forecasted growth rates.

This fiscal year produced good performance relative to the Russell 1000 Growth Index. Within the Growth Portfolio, Jennison, the bottom-up stock picker, outperformed Goldman, its quantitative co-manager. The Goldman managed section of the Portfolio has proven to be more defensive than the Jennison one because of the latter's focus on technology. Jennison's technology and high growth emphasis has added a great deal of value to the Portfolio, but the volatility emerges in market corrections.

                           Growth Equity Portfolio

                                 [GRAPH LINE]

                        Growth Equity Portfolio    Russell 1000 Growth Index
 8/08/1995                      10,000                       10,000
12/31/1995                      10,240                       10,949
 6/30/1996                      11,169                       12,271
12/31/1996                      12,299                       13,481
 6/30/1997                      13,830                       16,117
12/31/1997                      15,748                       17,591
 6/30/1998                      18,947                       21,176
12/31/1998                      20,872                       24,400
 6/30/1999                      24,019                       26,950
12/31/1999                      29,672                       32,491
 6/30/2000                      30,675                       33,867
Average Annual Total Return
  As of June 30, 2000
               Since
             Inception
1 Year        (8/8/95)
27.71%         25.73%

The chart represents historical performance of a hypothetical investment of $10,000 in the Hirtle Callaghan Growth Equity Portfolio from 8/8/95 to 6/30/00, and represents the reinvestment of dividends and capital gains in the Portfolio.

The Portfolio's performance above is compared to the Russell 1000 Growth Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index. The performance of the Hirtle Callaghan Growth Equity Portfolio reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                   The Small Capitalization Equity Portfolio+

The investment objective of this Portfolio is to provide long term capital appreciation by investing primarily in equity securities of smaller companies and the Portfolio is benchmarked against the Russell 2000 Stock Index. As of June 30, 2000, the Portfolio's managers were Frontier Capital Management Company (Frontier) and Geewax Terker. Geewax Terker is the quantitative (top-down) manager in this portfolio, while Frontier is a bottom-up stock picker. Both managers are concentrating on the smaller capitalization sector of the U.S. equities market.

As can be seen from the table below*, both managers have constructed portfolios whose characteristics are consistent with the Trust's policies.

                                              P/E Ratio Yield Average Market Cap
                                              --------- ----- ------------------
     Russell 2000 Index......................   22.0x   1.4%     $0.9 billion
     Total Portfolio.........................   29.4x   0.6%     $2.5 billion
     Geewax Terker...........................   29.5x   0.8%     $2.1 billion
     Frontier................................   29.3x   0.5%     $2.8 billion

    *Source: Evaluation Associates as of June 30, 2000

For the fiscal year ended June 30, 2000, the HC Small Capitalization Equity Portfolio had a total return of 24.21%, which compares to the Russell 2000 Index return of 14.33%.

We present below a chart comparing the HC Trust Small Capitalization Equity Portfolio compared to the Russell 2000 Index and the Lipper peer group. The comparison below is an average performance result for a group of small capitalization managers who are considered to be a peer group of the HC Trust Small Capitalization Equity Portfolio managers.


                                 [BAR GRAPH]


  HC Trust                        Russell                  Lipper Average
 Small Cap                          2000                     Small Cap
 Portfolio                         Index                        Core

  24.21%                           14.33%                      27.14%



--------
+ Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

This fiscal year produced excellent performance relative to the Russell 2000 Index. Within the Portfolio, Frontier, the bottom-up stock picker, outperformed Geewax Terker, its quantitative co-manager. Frontier's success can be attributed to excellent securities selection, with their portfolio containing companies that delivered earnings growth well in excess of the index composite. The Geewax Terker approach in the small capitalization sector emphasizes earnings and balance sheet quality. During much of the fiscal year, however, companies without these fundamental qualities outperformed.


                    Small Capitalization Equity Portfolio

                                 [GRAPH LINE]

              Small Capitalization Equity Portfolio       Russell 2000 Index
 9/05/1995                  10,000                               10,000
12/31/1995                   9,981                               10,399
 6/30/1996                  11,182                               11,477
12/31/1996                  12,623                               12,114
 6/30/1997                  13,406                               13,350
12/31/1997                  15,020                               14,823
 6/30/1998                  15,102                               15,553
12/31/1998                  14,408                               14,445
 6/30/1999                  15,817                               15,786
12/31/1999                  14,967                               17,515
 6/30/2000                  19,646                               18,047
Average Annual Total Return
  As of June 30, 2000
               Since
             Inception
1 Year        (9/5/95)
24.21%         15.04%
The chart represents historical performance of a hypothetical investment of $10,000 in the Hirtle Callaghan Small Capitalization Equity Portfolio from 9/5/95 to 6/30/00, and represents the reinvestment of dividends and capital gains in the Portfolio.

The Portfolio's performance is compared to the Russell 2000 Index, which represents the performance of domestically traded common stocks of small to mid-sized companies. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index. The performance of the Hirtle Callaghan Small Capitalization Equity Portfolio reflects the deduction of fees for these value added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Equity securities of smaller companies may involve greater risk than is customarily associated with investments in larger, more established companies.

                     The International Equity Portfolio++

The investment objective of this Portfolio is to maximize total return, consisting of capital appreciation and current income, by investing primarily in a diversified portfolio of equity securities of non-U.S. issuers. The International Equity Portfolio is benchmarked against the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index). As of June 30, 2000, the managers of the HC International Equity Portfolio were Artisan Partners (Artisan) and Capital Guardian Trust Company (CapGuardian). The following table lists key portfolio statistics relevant to the assignment:

                                              P/E Ratio Yield Average Market Cap
                                              --------- ----- ------------------
     MSCI EAFE Index.........................   30.5x   1.7%    $60.4 billion
     Total Portfolio.........................   38.6x   1.2%    $43.1 billion
     Artisan.................................   42.0x   1.3%    $32.1 billion
     CapGuardian.............................   35.3x   1.1%    $55.6 billion

    *Source: Evaluation Associates as of June 30, 2000

For the fiscal year ended June 30, 2000, the HC International Equity Portfolio had a total return of 23.14%, which compares to the MSCI EAFE Index return of 17.16%.

We present below a chart comparing the HC Trust International Equity Portfolio compared to the MSCI EAFE Index and the Lipper peer group. The comparison below is an average performance result for a group of developed international managers who are considered to be a peer group of the HC Trust International Equity Portfolio managers.


                                 [BAR GRAPH]



  HC Trust                          MSCI
International                       EAFE                    Lipper Average
  Portfolio                         Index                    International

   23.14%                           17.16%                      24.48%



--------
++International investing involves increased risk and volatility.

This fiscal year produced excellent performance relative to the MSCI EAFE Index. Within the Portfolio, Artisan, the bottom-up stock picker, dramatically outperformed its benchmark.

As of July 26, 1999, Brinson Partners' (Brinson) top-down and value oriented investment approach was supplemented by the bottom-up and growth oriented investment philosophy of Artisan. Artisan's approach focuses on identifying individual companies that seem well positioned for strong, sustainable growth, based on analysis of the financial statements and other fundamental factors of individual issuers.

As of April 28, 2000, CapGuardian replaced Brinson. While Brinson has provided good performance relative to the assigned index, there have been several major changes at the firm that Hirtle Callaghan has been monitoring for some time. There have been changes in firm management, and it was felt that these changes were likely to alter the firm's investment approach.

CapGuardian, the principal offices of which are located at 333 South Hope Street, Los Angeles, CA 90071, is a trust company and is organized as a corporation under California law. It is an indirect, wholly-owned subsidiary of The Capital Group Companies, Inc. (Capital Group) and Capital Group maintains offices throughout the world. As of December 31, 1999, CapGuardian and its affiliated companies managed total assets of in excess of $123 billion, including approximately $4.4 billion in assets of registered investment companies. CapGuardian has extensive experience in managing investments in both developed and emerging economies. Their heavy emphasis on original research and the depth of experience of their portfolio managers, who have an average of 22 years with the company, has produced not only a superior track record, but also a very consistent one.

                        International Equity Portfolio

                                 [GRAPH LINE]

                                                          Morgan Stanley Europe
               International Equity Portfolio            Australasia & Far East
 8/17/1995                  10,000                               10,000
12/31/1995                  10,714                               10,518
 6/30/1996                  11,515                               11,115
12/31/1996                  12,198                               11,294
 6/30/1997                  13,773                               12,578
12/31/1997                  12,872                               11,527
 6/30/1998                  14,589                               13,361
12/31/1998                  14,875                               13,871
 6/30/1999                  15,345                               14,441
12/31/1999                  19,303                               17,636
 6/30/2000                  18,897                               16,919
Average Annual Total Return
  As of June 30, 2000
               Since
             Inception
1 Year        (8/17/95)
23.14%         13.96%

The chart represents historical performance of a hypothetical investment of $10,000 in the Hirtle Callaghan International Equity Portfolio from 8/17/95 to 6/30/00, and represents the reinvestment of dividends and capital gains in the Portfolio.

The Portfolio's performance is compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index. The performance of the Hirtle Callaghan International Equity Portfolio reflects the deduction of fees for these value added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Investments in securities of foreign issuers may involve risks not ordinarily associated with investment in domestic securities.

                          The Fixed Income Portfolio

The investment objective of this Portfolio is to provide a high level of current income consistent with the preservation of capital. The Portfolio seeks to achieve this objective by investing primarily in a diversified portfolio of intermediate-term fixed income securities, but may purchase securities with any stated maturity.

As of June 30, 2000, the Fixed Income Portfolio was managed by Deutsche Asset Management (Deutsche), formerly Morgan Grenfell Capital Management. The following table lists key portfolio statistics relevant to the assignment:

                                                                   Average
                               Maturity  Duration  30 Day Yield Credit Rating
                               --------- --------- ------------ -------------
     Lehman Bros. Aggregate
     Bond Index............... 8.8 Years 4.9 Years      N/A          AA+
     Deutsche................. 8.2 Years 5.1 Years     6.89%         AA+

*Source: Evaluation Associates as of June 30, 2000

For the fiscal year ended June 30, 2000, the Fixed Income Portfolio had a total return of 4.49%, which compares to the Lehman Brothers Aggregate Bond Index return of 4.56%.

We present below a chart comparing the HC Trust Fixed Income Portfolio compared to the Lehman Aggregate Bond Index and the Lipper peer group. The comparison below is an average performance result for a group of fixed income managers who are considered to be a peer group of the HC Trust Fixed Income Portfolio manager.


                                 [BAR GRAPH]



  HC Trust                       Lehman Bros.                  Lipper Average
Fixed Income                    Aggregate Bond                  Intermediate
  Portfolio                         Index                          Taxable

   4.49%                            4.56%                           3.42%

Given the very conservative, risk adverse intent of this Portfolio, we are pleased with the Portfolio's performance. You will note that Deutsche outperformed its peer group. This is consistent with Deutsche's methodologies, especially during periods of bond market volatility (such as in the past year), when they emphasize very high quality issues and do not attempt to market time the sector weights within the index.

                            Fixed Income Portfolio

                                 [GRAPH LINE]

                                                   Lehman Brothers Aggregate
                         Fixed Income                     Bond Index
 7/01/1998                  10,000                         10,000
 9/30/1998                  10,445.33                      10,423
12/31/1998                  10,456.37                      10,458
 3/31/1999                  10,376.43                      10,405
 6/30/1999                  10,288.16                      10,313
 9/30/1999                  10,373                         10,384
12/31/1999                  10,332                         10,371
 3/31/2000                  10,615                         10,600
 6/30/2000                  10,750                         10,784
Average Annual Total Return
  As of June 30, 2000
               Since
             Inception
1 Year        (7/1/98)
4.49%          3.69%
The chart represents historical performance of a hypothetical investment of $10,000 in the Hirtle Callaghan Fixed Income Portfolio from 7/1/98 to 6/30/00, and represents the reinvestment of dividends and capital gains in the Portfolio.

The Portfolio's performance is compared to the Lehman Brothers Aggregate Bond Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index. The performance of the Hirtle Callaghan Fixed Income Portfolio reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                The Intermediate Term Municipal Bond Portfolio

The investment objective of this Portfolio is to provide a high level of current income exempt from Federal income tax, consistent with the preservation of capital. The Portfolio seeks to achieve this objective by investing primarily in a diversified portfolio of intermediate-term fixed income securities issued by municipalities and related entities, the interest on which is exempt from regular Federal income tax, which are referred to as "Municipal Securities."

As of June 30, 2000, the Intermediate Term Municipal Bond Portfolio was managed by Deutsche. The following table lists key portfolio statistics relevant to the assignment:

                                                                   Average
                               Maturity  Duration  30 Day Yield Credit Rating
                               --------- --------- ------------ -------------
     Lehman 5 Year GO
     Index/7/ ................ 4.9 Years 4.0 Years      N/A          AA+
     Deutsche................. 7.2 Years 5.2 Years     4.89%         AA+

*Source: Evaluation Associates as of June 30, 2000

For the fiscal year ended June 30, 2000, the Intermediate Term Municipal Bond Portfolio had a total return of 2.45%, which compares to the Lehman Bros. 5 Year GO Index return of 3.50%.

We present below a chart comparing the HC Trust Intermediate Term Municipal Bond Portfolio compared to the Lehman 5 Year GO Municipal Bond Index and the Lipper peer group. The comparison below is an average performance result for a group of municipal bond managers who are considered to be a peer group of the HC Trust Intermediate Term Municipal Bond Portfolio manager.


                                 [BAR GRAPH]


     HC Trust
Intermediate Term                  Lehman Brother                Lipper Average
     Municipal                       5 Year GO                   Intermediate
  Bond Porrtfolio                    Muni Index                    Municipal

       2.45%                            3.50%                         2.50%



--------
/7/The Lehman Bros. 5 year Government Index (Lehman 5 year GO Index) is an unmanaged index of municipal securities that is widely recognized as an indicator of performance of types of securities in which this portfolio invests.

Given the very conservative, risk-adverse intent of this Portfolio, we are pleased with the Portfolio's performance. Deutsche's slightly longer than index maturity structure during the fiscal year produced a very competitive Federal tax-exempt yield, while this same maturity structure was impacted by a rising interest rate environment in general as the Federal Reserve System tightened.
                  Intermediate Term Municipal Bond Portfolio

                                 [GRAPH LINE]

                         Intermediate                    Lehman 5 Year GO Index
 7/01/1998                  10,000                               10,000
 9/30/1998                  10,234.66                            10,263.06
12/31/1998                  10,283.36                            10,347.44
 3/31/1999                  10,368.3                             10,456.07
 6/30/1999                  10,243.85                            10,325.42
 9/30/1999                  10,237                               10,417
12/31/1999                  10,178                               10,415
 3/31/2000                  10,367                               10,536
 6/30/2000                  10,494                               10,687
Average Annual Total Return
  As of June 30, 2000
               Since
             Inception
1 Year        (7/1/98)
 2.45%         2.45%

The chart represents historical performance of a hypothetical investment of $10,000 in the Hirtle Callaghan Intermediate Term Municipal Bond Portfolio from 7/1/98 to 6/30/00, and represents the reinvestment of dividends and capital gains in the Portfolio.

The Portfolio's performance is compared to the Lehman 5 year GO Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index. The performance of the Hirtle Callaghan Intermediate Term Municipal Bond Portfolio reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                  Conclusion

We are very pleased with the investment management teams we have retained on behalf of our shareholders. With the exception of the Bond Portfolios, our management teams have outperformed their benchmarks in a very difficult active manager environment, many by substantial amounts. While we are happy with this result, you can rest assured that we are in a constant search for better, more efficient structures and managers. The supervision aspects of our business present constant challenges, and we are devoting substantial resources to this effort.

In addition, we have continued to concentrate on cost control. Each Portfolio is now operating well within the projected expense ratios, with total assets at the end of the fiscal year of $1.6 billion. We are optimistic about our ability to continue to drive down the expenses of these Portfolios. Every basis point of savings will go directly to our shareholders.

We remain grateful for your confidence in us and for your continuing support. We assure you that we will continue to work on your behalf to deliver the best long-term investment solutions available in the marketplace.

Sincerely,
/s/ Donald E. Callaghan
Donald E. Callaghan
President




--------
The views expressed in this letter reflect those of the President through the end of the period covered by the report, as stated on the cover. The President's views are subject to change based on market and other conditions.

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments -- June 30, 2000

                                   Security                            Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Common Stocks -- 95.01%
           Geewax, Terker & Co. -- 47.16%
           Advertising/Marketing -- 0.11%
     5,500 Interpublic Group of Companies, Inc....................  $    236,500
     1,000 Valassis Communications, Inc. (b)......................        38,125
                                                                    ------------
                                                                         274,625
                                                                    ------------
           Aerospace/Defense -- 0.47%
     2,700 General Motors Corp., Class - H (b)....................       236,925
       800 Litton Industries, Inc. (b)............................        33,600
     1,300 Northrop Grumman Corp..................................        86,125
    13,380 United Technologies Corp...............................       787,748
                                                                    ------------
                                                                       1,144,398
                                                                    ------------
           Airlines & Services -- 0.20%
     3,400 Delta Air Lines, Inc...................................       171,913
    15,900 Southwest Airlines Co..................................       301,106
                                                                    ------------
                                                                         473,019
                                                                    ------------
           Auto Parts -- 0.21%
     3,420 Dana Corp..............................................        72,461
     1,900 Eaton Corp.............................................       127,300
     7,100 Genuine Parts Co.......................................       142,000
     2,800 TRW, Inc...............................................       121,450
     3,674 Visteon Corp...........................................        44,547
                                                                    ------------
                                                                         507,758
                                                                    ------------
           Automobile Production -- 0.77%
    28,060 Ford Motor Co..........................................     1,206,580
    11,400 General Motors Corp....................................       661,913
                                                                    ------------
                                                                       1,868,493
                                                                    ------------
           Banking -- 3.39%
    26,700 Bank of New York Co., Inc..............................     1,241,550
     4,975 Charter One Financial, Inc.............................       114,425
    38,500 Chase Manhattan Corp...................................     1,773,405
     1,300 City National Corp.....................................        45,175
     1,470 Commerce Bancshares, Inc...............................        43,733
     1,700 Compass Bancshares, Inc................................        29,006
     2,700 Fifth Third Bancorp....................................       170,775
    21,256 Firstar Corp...........................................       447,705
    19,800 FleetBoston Financial Corp.............................       673,200
     4,100 Huntington Bancshares, Inc.............................        64,831
     9,000 KeyCorp................................................       158,625
       100 M & T Bank Corp........................................        45,000
     8,600 MBNA Corp..............................................       233,275
    13,500 Mellon Financial Corp..................................       491,906
     1,100 Mercantile Bankshares Corp.............................        32,794
     5,200 North Fork Bancorp, Inc................................        78,650
     7,100 PNC Bank Corp..........................................       332,813
     2,600 State Street Corp......................................       275,763
     4,970 Suntrust Banks, Inc....................................       227,067
     6,800 Synovus Financial Corp.................................       119,850
     1,900 TCF Financial Corp.....................................        48,806

                                   Security                            Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Banking (continued)
    38,800 Wells Fargo Co.........................................  $  1,503,500
     1,200 Wilmington Trust Corp..................................        51,300
                                                                    ------------
                                                                       8,203,154
                                                                    ------------
           Beverages -- 1.11%
     4,750 Anheuser-Busch Co., Inc................................       354,766
     1,400 Brown-Forman Corp., Class - B..........................        75,250
    12,320 Coca-Cola Co...........................................       707,630
     1,300 Pepsi Bottling Group, Inc..............................        37,944
    33,900 PepsiCo, Inc...........................................     1,506,431
                                                                    ------------
                                                                       2,682,021
                                                                    ------------
           Biotechnology -- 0.34%
     2,900 Cardinal Health, Inc...................................       214,600
     1,200 Celgene Corp. (b)......................................        70,650
     2,200 Genzyme Corp. (b)......................................       130,763
     1,600 PE Corp. - Celera Genomics Group (b)...................       149,600
     1,800 Quest Diagnostics, Inc. (b)............................       134,550
     2,100 Watson Pharmaceutical, Inc. (b)........................       112,875
                                                                    ------------
                                                                         813,038
                                                                    ------------
           Broadcasting -- 1.44%
     1,400 Adelphia Communications Corp., Class - A (b)...........        65,625
     5,500 AMFM, Inc. (b).........................................       379,500
    85,700 AT&T Corp. - Liberty Media Group, Class - A............     2,078,224
     1,500 Cablevision Systems Corp. (b)..........................       101,813
     3,400 Clear Channel Communications, Inc. (b).................       255,000
     1,010 Comcast Corp., Class - A...............................        40,905
     1,000 Hispanic Broadcasting Corp.,
            Class - A (b).........................................        33,125
     3,380 Infinity Broadcasting Corp. (b)........................       123,159
     3,400 NTL, Inc. (b)..........................................       203,575
     2,700 UnitedGlobalCom, Inc. (b)..............................       126,225
     3,400 USA Networks, Inc. (b).................................        73,525
                                                                    ------------
                                                                       3,480,676
                                                                    ------------
           Building Products -- 0.04%
     3,700 Georgia-Pacific Group..................................        97,125
                                                                    ------------
           Business Equipment & Services -- 0.03%
     2,800 Comdisco, Inc..........................................        62,475
                                                                    ------------
           Casinos/Gaming -- 0.09%
     3,000 Harrah's Entertainment, Inc. (b).......................        62,813
     1,700 Mandalay Resort Group (b)..............................        34,000
     9,600 Park Place Entertainment Corp. (b).....................       117,000
                                                                    ------------
                                                                         213,813
                                                                    ------------
           Chemicals -- 0.34%
    12,240 Dow Chemical Co........................................       369,495
     1,500 Engelhard Corp.........................................        25,594


See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2000

                                  Security                           Value
  Shares                        Description                         (Note 2)
  ------                        -----------                         --------
           Common Stocks (continued)
           Geewax, Terker & Co. (continued)
           Chemicals (continued)
       800 FMC Corp. (b)........................................  $     46,400
     5,600 PPG Industries, Inc..................................       248,150
     6,100 Sherwin-Williams Co..................................       129,244
                                                                  ------------
                                                                       818,883
                                                                  ------------
           Clothing/Apparel -- 0.14%
     2,500 Liz Claiborne, Inc...................................        88,125
     4,000 Nike, Inc., Class - B................................       159,249
     2,500 Nordstrom, Inc. .....................................        60,313
       500 Talbots, Inc.........................................        27,469
                                                                  ------------
                                                                       335,156
                                                                  ------------
           Computer Software & Services -- 0.65%
     1,400 Adobe Systems, Inc...................................       182,000
       800 Affiliated Computer Services, Inc. (b)...............        26,450
     4,700 Automatic Data Processing, Inc.......................       251,744
     4,400 Cadence Design Systems, Inc. (b).....................        89,650
     1,000 Computer Sciences Corp. (b)..........................        74,688
       700 Convergys Corp. (b)..................................        36,313
     2,800 DST Systems, Inc. (b)................................       213,150
    10,800 First Data Corp......................................       535,949
     1,600 Intuit, Inc. (b).....................................        66,200
       700 SanDisk Corp. (b)....................................        42,831
       800 Symantec Corp. (b)...................................        43,150
                                                                  ------------
                                                                     1,562,125
                                                                  ------------
           Computer Systems -- 0.37%
     3,400 3Com Corp. (b).......................................       195,925
     1,740 Apple Computer, Inc. (b).............................        91,133
       350 Brocade Communications Systems, Inc. (b).............        64,220
    10,610 Compaq Computer Corp.................................       271,217
     2,900 Ingram Micro, Inc. (b)...............................        50,569
     2,500 Reynolds & Reynolds Co...............................        45,625
     3,600 Safeguard Scientifics, Inc. (b)......................       115,425
     1,200 Tech Data Corp. (b)..................................        52,275
                                                                  ------------
                                                                       886,389
                                                                  ------------
           Conglomerates -- 1.22%
     6,000 Dover Corp...........................................       243,375
    30,200 General Electric Co..................................     1,600,600
     5,130 Honeywell International, Inc.........................       172,817
     8,620 Minnesota Mining & Manufacturing Co..................       711,150
     4,000 Textron, Inc.........................................       217,250
                                                                  ------------
                                                                     2,945,192
                                                                  ------------
           Construction Materials & Supplies -- 0.02%
       700 Dycom Industries, Inc. (b)...........................        32,200
     1,000 Lafarge Corp.........................................        21,000
                                                                  ------------
                                                                        53,200
                                                                  ------------

                                   Security                            Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Containers/Packaging -- 0.03%
     1,300 Bemis Co., Inc.........................................  $     43,712
     1,400 Sonoco Products Co.....................................        28,788
                                                                    ------------
                                                                          72,500
                                                                    ------------
           Control & Filter Services -- 0.01%
     1,500 Pall Corp..............................................        27,750
                                                                    ------------
           Electronic Components & Instruments -- 2.69%
     2,036 Agilent Technologies, Inc. (b).........................       150,155
       800 Analog Devices, Inc. (b)...............................        60,800
     5,200 Applied Materials, Inc. (b)............................       471,250
     3,600 Arrow Electronics, Inc. (b)............................       111,600
     3,590 Atmel Corp. (b)........................................       132,381
     1,300 Avnet, Inc.............................................        77,025
     1,400 Cypress Semiconductor Corp. (b)........................        59,150
     2,800 Dallas Semiconductor, Corp.............................       114,100
     1,800 Diebold, Inc...........................................        50,175
    14,200 Emerson Electric Co....................................       857,324
     3,300 General Dynamics Corp..................................       172,425
    13,260 Hewlett Packard Co.....................................     1,655,842
     7,680 International Business Machines Corp...................       841,440
     1,100 International Rectifier Corp. (b)......................        61,600
     3,000 Johnson Controls, Inc..................................       153,938
       900 Lattice Semiconductor Corp. (b)........................        62,213
     3,000 Level 3 Communications, Inc. (b).......................       264,000
     5,400 LSI Logic Corp. (b)....................................       292,275
     2,925 Molex, Inc.............................................       140,766
     2,900 National Semiconductor Corp. (b).......................       164,575
     1,200 Pentair, Inc...........................................        42,600
     2,400 PerkinElmer, Inc.......................................       158,700
     1,300 SCI Systems, Inc. (b)..................................        50,944
       570 SDL, Inc. (b)..........................................       162,557
       600 Virata Corp. (b).......................................        35,175
     4,050 Vishay Intertechnology, Inc. (b).......................       153,647
                                                                    ------------
                                                                       6,496,657
                                                                    ------------
           Entertainment -- 0.73%
    45,600 The Walt Disney Co.....................................     1,769,850
                                                                    ------------
           Financial Services -- 6.20%
     1,500 Allmerica Financial Corp...............................        78,563
    29,380 American Express Co....................................     1,531,433
    36,000 BankAmerica Corp.......................................     1,547,999
     4,250 Bear Stearns Companies, Inc............................       176,906
    94,510 Citigroup, Inc.........................................     5,694,227
     3,800 Countrywide Credit Industries, Inc.....................       115,188
    20,600 Fannie Mae.............................................     1,075,063
     1,600 FirstMerit Corp........................................        34,200
     1,000 Franklin Resources, Inc................................        30,375
     6,000 Freddie Mac............................................       243,000
     4,160 Golden West Financial Corp.............................       169,780
     2,200 Goldman Sachs Group....................................       208,725


See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2000

                                   Security                            Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Common Stocks (continued)
           Geewax, Terker & Co. (continued)
           Financial Services (continued)
    10,390 Household International, Inc...........................  $    431,834
     2,890 J.P. Morgan & Co.......................................       318,261
     2,000 John Hancock Financial Services, Inc. (b)..............        47,375
     2,800 Legg Mason, Inc........................................       140,000
     2,800 Lehman Brothers Holdings, Inc..........................       264,775
     6,760 Merrill Lynch & Co., Inc...............................       777,400
    25,600 Morgan Stanley Dean Witter & Co........................     2,131,199
                                                                    ------------
                                                                      15,016,303
                                                                    ------------
           Food -- Retail -- 0.31%
     9,890 Kroger Co. (b).........................................       218,198
     5,480 Safeway, Inc. (b)......................................       247,285
     3,100 Supervalu, Inc.........................................        59,094
     5,600 SYSCO Corp.............................................       235,900
                                                                    ------------
                                                                         760,477
                                                                    ------------
           Food Processing -- 0.31%
     9,100 Conagra, Inc...........................................       173,469
     6,800 H.J. Heinz Co..........................................       297,500
     3,700 Hormel Foods Corp......................................        62,206
     2,100 IBP, Inc...............................................        32,419
     4,000 McCormick & Co., Inc...................................       130,000
     5,200 Tyson Foods, Inc., Class - A...........................        45,500
                                                                    ------------
                                                                         741,094
                                                                    ------------
           Holding Companies -- Diversified -- 0.06%
     5,800 Fortune Brands, Inc....................................       133,763
                                                                    ------------
           Hotels & Lodging -- 0.12%
    10,500 Hilton Hotels Corp.....................................        98,438
       600 MGM Grand, Inc.........................................        19,275
     5,400 Starwood Hotels & Resorts..............................       175,837
                                                                    ------------
                                                                         293,550
                                                                    ------------
           Household Products & Appliances -- 0.58%
     2,790 American Standard Companies (b)........................       114,390
     6,270 Avon Products, Inc.....................................       279,015
     5,580 Clorox Co..............................................       250,054
     2,080 Colgate-Palmolive Co...................................       124,540
     1,810 Gillette Co............................................        63,237
     9,020 Procter & Gamble Co....................................       516,394
     1,340 Whirlpool Corp.........................................        62,478
                                                                    ------------
                                                                       1,410,108
                                                                    ------------
           Insurance -- 2.19%
     6,400 AFLAC, Inc.............................................       294,000
     2,300 Ambac, Inc.............................................       126,069
     5,600 American General Corp..................................       341,600
    28,175 American International Group...........................     3,310,562
     3,800 Cigna Corp.............................................       355,299
     4,400 Jefferson Pilot Corp...................................       248,325

                                  Security                           Value
  Shares                        Description                         (Note 2)
  ------                        -----------                         --------
           Insurance (continued)
     1,900 MGIC Investment Corp.................................  $     86,450
     3,300 Old Republic International Corp......................        54,450
     1,850 PMI Group, Inc. .....................................        87,875
     1,600 Protective Life Corp.................................        42,600
     3,800 Torchmark Corp.......................................        93,813
       600 Transatlantic Holding................................        50,250
     2,700 Unitrin, Inc.........................................        79,313
     1,700 WellPoint Health Networks, Inc. (b)..................       123,144
                                                                  ------------
                                                                     5,293,750
                                                                  ------------
           Iron & Steel -- 0.02%
     2,900 USX - US Steel Group.................................        53,831
                                                                  ------------
           Machinery, Tools & Engineering -- 0.42%
     1,300 Black & Decker Corp..................................        51,106
     1,500 Crane Co.............................................        36,469
     3,100 Danaher Corp.........................................       153,256
     6,100 Deere & Co...........................................       225,700
     5,200 Illinois Tool Works, Inc.............................       296,401
     4,200 Ingersoll Rand Co....................................       169,050
     4,100 Thermo Electron Corp. (b)............................        86,356
                                                                  ------------
                                                                     1,018,338
                                                                  ------------
           Media -- 0.88%
     2,700 Knight-Ridder, Inc...................................       143,606
     6,500 Time Warner, Inc.....................................       494,000
    21,812 Viacom, Inc., Class - B..............................     1,487,306
                                                                  ------------
                                                                     2,124,912
                                                                  ------------
           Medical Equipment & Supplies -- 0.23%
     6,700 Baxter International, Inc............................       471,093
     2,200 Biomet, Inc..........................................        84,563
                                                                  ------------
                                                                       555,656
                                                                  ------------
           Metals -- 0.05%
     3,100 Allegheny Technologies, Inc..........................        55,800
     1,600 Nucor Corp...........................................        53,100
                                                                  ------------
                                                                       108,900
                                                                  ------------
           Office Equipment -- 0.01%
     1,300 Herman Miller, Inc...................................        33,638
                                                                  ------------
           Oil & Gas -- 5.53%
     1,400 Anadarko Petroleum Corp..............................        69,038
     5,500 Baker Hughes, Inc....................................       176,000
     2,115 BP Amoco PLC - ADR...................................       119,630
     4,100 Burlington Industries................................       156,825
    19,100 Chevron Corp.........................................     1,619,918
     4,300 Coastal Corp.........................................       261,763
    12,520 Conoco, Inc., Class - B..............................       307,522
       500 Cooper Cameron Corp. (b).............................        33,000
     2,721 Dynegy, Inc..........................................       185,878
    16,730 Enron Corp...........................................     1,079,084
     3,800 ENSCO International, Inc.............................       136,088


See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2000

                                   Security                            Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Common Stocks (continued)
           Geewax, Terker & Co. (continued)
           Oil & Gas (continued)
     1,500 Equitable Resources, Inc...............................  $     72,375
    92,343 Exxon Mobil Corp.......................................     7,248,925
     1,400 Global Marine, Inc. (b)................................        39,463
     3,400 Grant Prideco, Inc. (b)................................        85,000
     3,300 Halliburton Co.........................................       155,719
     4,000 Hanover Compressor Co. ................................       152,000
     1,000 Helmerich & Payne, Inc.................................        35,500
     1,800 Nabors Industries, Inc. (b)............................        74,813
     1,100 National Fuel Gas Co...................................        53,625
     1,200 Noble Affiliates, Inc..................................        44,700
     2,400 Noble Drilling Corp. (b)...............................        98,850
     8,300 Ocean Energy, Inc. (b).................................       117,756
    14,200 Texaco, Inc............................................       756,149
       600 Tidewater, Inc.........................................        21,600
     1,900 Ultramar Diamond Shamrock Corp.........................        47,144
     5,600 Union Pacific Resources Group..........................       123,200
     3,400 Weatherford International, Inc. (b)....................       135,363
                                                                    ------------
                                                                      13,406,928
                                                                    ------------
           Paper Products -- 0.17%
     4,600 International Paper Co.................................       137,138
       800 St. Joe Corp. .........................................        24,000
     1,800 Westvaco Corp..........................................        44,663
     4,800 Weyerhaeuser Co........................................       206,399
                                                                    ------------
                                                                         412,200
                                                                    ------------
           Pharmaceuticals -- 3.53%
    32,700 Abbott Laboratories....................................     1,457,194
     8,740 American Home Products Corp............................       513,475
     3,300 Bristol-Myers Squibb Co................................       192,225
     1,300 Chiron Corp. (b).......................................        61,750
    32,150 Johnson & Johnson......................................     3,275,281
    27,730 Merck & Co., Inc.......................................     2,124,811
    17,746 Pharmacia Corp.........................................       917,246
                                                                    ------------
                                                                       8,541,982
                                                                    ------------
           Photography -- 0.12%
     4,800 Eastman Kodak Co.......................................       285,600
                                                                    ------------
           Publishing & Printing -- 0.44%
     2,900 Belo (A.H.) Corp.......................................        50,206
       700 E.W. Scripps, Class - A................................        34,475
     8,000 Gannett Co., Inc.......................................       478,500
     5,500 McGraw-Hill Companies, Inc.............................       297,000
     5,500 Tribune Co.............................................       192,500
                                                                    ------------
                                                                       1,052,681
                                                                    ------------
           Railroads -- 0.11%
     7,050 Union Pacific Corp.....................................       262,172
                                                                    ------------
           Raw Materials -- 0.33%
    14,400 Alcoa, Inc.............................................       417,600
     3,900 Du Pont (E.I.) De Nemours..............................       170,625

                                   Security                            Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Raw Materials (continued)
     5,300 Praxair, Inc...........................................  $    198,419
                                                                    ------------
                                                                         786,644
                                                                    ------------
           REITS -- 0.27%
     2,190 AvalonBay Communities, Inc.............................        91,433
     9,300 Equity Office Properties Trust.........................       256,331
     4,500 Equity Residential Properties Trust....................       207,000
     4,800 Simon Property Group, Inc..............................       106,500
                                                                    ------------
                                                                         661,264
                                                                    ------------
           Restaurants -- 0.26%
     1,800 Brinker International, Inc. (b)........................        52,650
    16,100 McDonald's Corp........................................       530,294
     2,000 Wendy's International, Inc.............................        35,625
                                                                    ------------
                                                                         618,569
                                                                    ------------
           Retail -- 1.00%
     6,700 BJ's Wholesale Club, Inc. (b)..........................       221,100
     5,400 Costco Companies, Inc. (b).............................       178,200
     6,900 CVS Corp...............................................       276,000
     2,500 Family Dollar Stores, Inc..............................        48,906
     3,400 Federated Department Stores, Inc. (b)..................       114,750
     1,600 Harcourt General, Inc..................................        87,000
     4,650 May Department Stores, Inc.............................       111,600
     5,000 Sears Roebuck & Co.....................................       163,125
     3,980 Staples, Inc...........................................        61,193
       490 Target Corp............................................        28,420
    15,850 Wal-Mart Stores, Inc...................................       913,356
     6,700 Walgreen Co............................................       215,656
                                                                    ------------
                                                                       2,419,306
                                                                    ------------
           Retail -- Specialty -- 0.06%
     2,100 Tiffany & Co...........................................       141,750
                                                                    ------------
           Staffing & Outsourcing Services -- 0.04%
     3,100 Manpower, Inc..........................................        99,200
                                                                    ------------
           Telecommunications -- 6.77%
       800 Advanced Fibre Communications, Inc. (b)................        36,250
     6,700 Alltel Corp. ..........................................       414,981
     2,390 American Tower Corp. (b)...............................        99,633
    58,334 AT&T Corp..............................................     1,844,811
    35,562 Bell Atlantic Corp. (b)................................     1,806,994
    47,260 BellSouth Corp.........................................     2,014,457
     5,300 CenturyTel, Inc........................................       152,375
     9,800 Citizens Communications Co. (b)........................       169,050
     2,100 Commscope, Inc. (b)....................................        86,100
    21,670 GTE Corp. .............................................     1,348,958
     1,500 L-3 Communications Holdings, Inc. (b)..................        85,594
    24,090 Motorola, Inc..........................................       700,116
     1,700 Nextel Partners, Inc., Class - A (b)...................        55,356


See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2000

                                   Security                            Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Common Stocks (continued)
           Geewax, Terker & Co. (continued)
           Telecommunications (continued)
     4,400 Nextlink Communications, Inc.,
            Class - A (b).........................................  $    166,925
     1,900 Qualcomm, Inc. (b).....................................       114,000
     1,700 Qwest Communications International, Inc. (b)...........        84,469
    75,256 SBC Communications, Inc................................     3,254,821
     3,000 Scientific-Atlanta, Inc................................       223,500
     1,800 SpectraSite Holdings, Inc. (b).........................        51,075
    11,600 Sprint Corp............................................       591,600
     2,200 Telephone and Data Systems, Inc........................       220,550
       300 U.S. Cellular Corp. (b)................................        18,900
     7,600 US West, Inc. .........................................       651,700
     2,600 VoiceStream Wireless Corp. (b).........................       302,372
    41,360 WorldCom, Inc. (b).....................................     1,897,390
                                                                    ------------
                                                                      16,391,977
                                                                    ------------
           Textiles -- 0.01%
     1,400 Shaw Industries, Inc...................................        17,500
                                                                    ------------
           Toys & Games -- 0.03%
     4,100 Hasbro, Inc............................................        61,756
                                                                    ------------
           Transportation -- 0.63%
    12,000 Burlington Northern Santa Fe Corp......................       275,250
     1,600 C.H. Robinson Worldwide, Inc...........................        79,200
    19,900 United Parcel Service, Inc., Class - B.................     1,174,100
                                                                    ------------
                                                                       1,528,550
                                                                    ------------
           Utilities -- 2.08%
     5,200 Allegheny Energy, Inc..................................       142,350
     4,100 Ameren Corp............................................       138,375
     4,990 American Water Works Co................................       124,750
     6,700 Consolidated Edison, Inc...............................       198,488
     3,400 Constellation Energy Group.............................       110,713
     2,800 CP & L Energy, Inc. ...................................        89,425
        70 Detroit Edison Co......................................         2,139
    11,711 Dominion Resources, Inc................................       502,108
     5,400 DPL, Inc...............................................       118,463
     4,100 DQE, Inc. .............................................       161,950
    11,200 Duke Power Co., Inc....................................       631,399
     7,500 El Paso Energy Corp....................................       382,031
     6,300 Florida Power & Light, Inc.............................       311,850
     2,700 Florida Progress Corp..................................       126,563
     4,800 General Public Utilities Corp..........................       129,900
     4,400 KeySpan Corp...........................................       135,300
     3,700 Kinder Morgan, Inc.....................................       127,881
     3,900 Montana Power Co.......................................       137,719
     2,700 NRG Energy, Inc........................................        49,275
     2,700 NSTAR..................................................       109,856
     2,900 Pinnacle West Capital..................................        98,238
     5,500 Potomac Electric Power Co..............................       137,500

                                 Security                           Value
  Shares                        Description                        (Note 2)
  ------                        -----------                        --------
           Utilities (continued)
     5,100 Public Service Enterprise Group, Inc................  $    176,588
     6,730 TXU Corp............................................       209,051
     4,500 Unicom Corp.........................................       174,094
     1,950 Utilicorp United, Inc...............................        38,756
    10,920 Williams Cos., Inc..................................       455,227
                                                                 ------------
                                                                    5,019,989
                                                                 ------------
           Total -- Geewax, Terker & Co. (cost $109,990,897)...   114,040,685
                                                                 ------------
           Institutional Capital Corp. -- 47.85%
           Aerospace/Defense -- 1.47%
    42,250 General Dynamics Corp...............................     2,207,563
    30,950 TRW, Inc............................................     1,342,456
                                                                 ------------
                                                                    3,550,019
                                                                 ------------
           Aluminium -- 0.72%
    56,100 Alcan Aluminum Ltd..................................     1,739,100
                                                                 ------------
           Automobile -- 0.06%
    11,181 Visteon Corp........................................       135,578
                                                                 ------------
           Automobile Production -- 2.99%
    85,400 Ford Motor Co.......................................     3,672,200
    61,155 General Motors Corp.................................     3,550,812
                                                                 ------------
                                                                    7,223,012
                                                                 ------------
           Banking -- 1.22%
    76,200 Wells Fargo & Co....................................     2,952,750
                                                                 ------------
           Chemicals -- 1.06%
    51,550 Union Carbide Corp..................................     2,551,725
                                                                 ------------
           Computer Software & Services -- 2.09%
    53,350 Computer Associates International, Inc..............     2,730,853
    56,100 Electronic Data Systems Corp........................     2,314,125
                                                                 ------------
                                                                    5,044,978
                                                                 ------------
           Computer Systems -- 1.90%
    19,850 Gateway, Inc. (b)...................................     1,126,488
    31,550 International Business Machines Corp................     3,456,696
                                                                 ------------
                                                                    4,583,184
                                                                 ------------
           Conglomerates -- 1.18%
    60,400 Tyco International Ltd..............................     2,861,450
                                                                 ------------
           Electronic Components & Instruments -- 2.21%
   112,624 Koninklijke Philips Electric........................     5,349,640
                                                                 ------------
           Entertainment -- 1.18%
    49,100 Seagram Co. Ltd.....................................     2,847,800
                                                                 ------------
           Financial Services -- 4.59%
   118,300 Associates First Capital Corp.......................     2,639,569
    58,150 Citigroup, Inc......................................     3,503,537


See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2000

                                  Security                           Value
  Shares                        Description                         (Note 2)
  ------                        -----------                         --------
           Common Stocks (continued)
           Institutional Capital Corp. (continued)
           Financial Services (continued)
    52,250 Fannie Mae...........................................  $  2,726,797
    54,200 Household International, Inc.........................     2,252,688
                                                                  ------------
                                                                    11,122,591
                                                                  ------------
           Home Products -- 1.22%
    47,900 Kimberly-Clark Corp..................................     2,748,262
     7,450 Newell Rubbermaid, Inc...............................       191,838
                                                                  ------------
                                                                     2,940,100
                                                                  ------------
           Insurance -- 2.24%
    26,150 Aetna, Inc...........................................     1,678,503
    50,500 Allstate Corp........................................     1,123,625
   124,600 MetLife, Inc. (b)....................................     2,624,388
                                                                  ------------
                                                                     5,426,516
                                                                  ------------
           Media -- 1.95%
    26,550 Knight-Ridder, Inc...................................     1,412,128
    69,500 News Corp. Ltd. - ADR................................     3,301,250
                                                                  ------------
                                                                     4,713,378
                                                                  ------------
           Medical Equipment & Supplies -- 1.62%
    63,500 Becton, Dickinson & Co...............................     1,821,656
    54,500 Biomet, Inc..........................................     2,094,844
                                                                  ------------
                                                                     3,916,500
                                                                  ------------
           Oil & Gas -- 4.33%
    84,050 Conoco, Inc. (b).....................................     2,064,478
    43,850 Exxon Mobil Corp.....................................     3,442,226
    63,000 Texaco, Inc..........................................     3,354,750
    63,750 USX - Marathon Group.................................     1,597,734
                                                                  ------------
                                                                    10,459,188
                                                                  ------------
           Paper Products -- 0.86%
    48,600 Weyerhaeuser Co......................................     2,089,800
                                                                  ------------
           Pharmaceuticals -- 3.86%
    66,500 Abbott Laboratories..................................     2,963,406
    58,500 Bristol-Myers Squibb Co..............................     3,407,625
    57,310 Pharmacia Corp.......................................     2,962,211
                                                                  ------------
                                                                     9,333,242
                                                                  ------------

                                  Security                           Value
  Shares                        Description                         (Note 2)
  ------                        -----------                         --------
           Restaurants -- 0.53%
    45,200 TRICON Global Restaurants, Inc. (b)..................  $  1,276,900
                                                                  ------------
           Retail -- 1.87%
    55,100 Federated Department Stores, Inc. (b)................     1,859,625
    46,100 Target Corp..........................................     2,673,800
                                                                  ------------
                                                                     4,533,425
                                                                  ------------
           Telecommunications -- 7.13%
   110,761 AT&T Corp............................................     3,502,817
    76,552 Bell Atlantic Corp. (b)..............................     3,889,798
    11,350 Cable & Wireless Communications PLC..................       568,209
     6,200 Lucent Technologies, Inc.............................       367,350
   106,898 Motorola, Inc........................................     3,106,723
    36,100 U S West, Inc. ......................................     3,095,575
    65,150 Vodafone AirTouch PLC................................     2,699,653
     1,000 WorldCom, Inc. (b)...................................        45,875
                                                                  ------------
                                                                    17,276,000
                                                                  ------------
           Transportation -- 0.07%
     6,900 Burlington Northern Santa Fe Corp....................       158,269
                                                                  ------------
           Utilities -- 1.50%
    84,200 Edison International.................................     1,726,100
    38,300 Florida Power & Light Co.............................     1,895,850
                                                                  ------------
                                                                     3,621,950
                                                                  ------------
           Total -- Institutional Capital Corp. (cost
            $111,281,014).......................................   115,707,095
                                                                  ------------
           Total Common Stocks (cost $221,271,911)..............   229,747,780
                                                                  ------------
           Depositary Receipts -- 2.59%
           Geewax, Terker & Co. -- 2.59%
    43,090 S&P 500 Depositary Receipt...........................     6,260,169
                                                                  ------------
           Total Depositary Receipts (cost $5,818,534)..........     6,260,169
                                                                  ------------


See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2000


 Principal                         Security                             Value
   Amount                         Description                          (Note 2)
 ---------                        -----------                          --------
            Short-Term Investments -- 3.70%
            Geewax, Terker & Co. -- 1.12%
            Repurchase Agreements -- 1.12%
 $2,698,980 Deutsche Bank Repurchase Agreement, dated 6/30/00, due
             7/3/00 at 5.25% with maturity value of $2,700,141
             (Collateralized by $2,415,000 U.S. Treasury bond
             10.750%, 2/15/03; value $2,758,026)..................   $  2,698,980
                                                                     ------------
            Institutional Capital Corp. -- 2.58%
            Cash & Equivalents -- 0.39%
    952,053 Deutsche Bank Cash Sweep..............................        952,053
                                                                     ------------

 Principal                        Security                          Value
   Amount                       Description                        (Note 2)
 ---------                      -----------                        --------
            U.S. Government Agency -- 2.19%
 $5,300,000 Federal Home Loan Bank Discount Corp., 6.55%,
             7/3/00............................................  $  5,298,071
                                                                 ------------
                                                                    6,250,124
                                                                 ------------
            Total Short-Term Investments (cost $8,949,104).....     8,949,104
                                                                 ------------
            Total Investments (cost $236,039,549) (a) --
              101.30%..........................................   244,957,053
                                                                 ------------
            Liabilities in excess of other
             assets -- 1.30%...................................    (3,154,315)
                                                                 ------------
            Total Net Assets -- 100.00%........................  $241,802,738
                                                                 ============

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $959,378. Cost for federal income tax and financial reporting purposes differs from value by net unrealized appreciation of securities as follows:

 Unrealized appreciation.........................................  $ 22,039,246
 Unrealized depreciation.........................................   (14,081,120)
                                                                   ------------
 Net unrealized appreciation.....................................  $  7,958,126
                                                                   ============

(b)  Non-income producing securities.

ADR -- American Depository Receipt
PLC -- Public Liability Company


See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Growth Equity Portfolio
Portfolio of Investments -- June 30, 2000

                                 Security                            Value
 Shares                        Description                          (Note 2)
 ------                        -----------                          --------
         Common Stocks -- 98.80%
         Jennison Associates LLP -- 53.73%
         Advertising/Marketing -- 0.60%
  24,200 Omnicom Group, Inc.....................................  $  2,155,313
                                                                  ------------
         Biotechnology -- 0.87%
  44,900 Amgen, Inc. (b)........................................     3,154,225
                                                                  ------------
         Broadcasting -- 2.49%
 129,000 AT&T - Liberty Media Group (b).........................     3,128,250
  46,000 Clear Channel Communications, Inc. (b).................     3,450,000
  23,400 Univision Communications, Inc. (b).....................     2,421,900
                                                                  ------------
                                                                     9,000,150
                                                                  ------------
         Cellular/Wireless Telecommunications -- 2.15%
  21,800 Nextel Communications, Inc. - Class A (b)..............     1,333,888
 155,659 Vodafone AirTouch PLC - ADR............................     6,450,119
                                                                  ------------
                                                                     7,784,007
                                                                  ------------
         Communications Equipment -- 5.64%
  10,500 Corning, Inc...........................................     2,833,687
  27,500 General Motors Corp. - Class H.........................     2,413,125
 132,900 LM Ericsson Telephone Co. - ADR........................     2,658,000
  41,200 Metromedia Fiber Network, Inc. (b).....................     1,635,125
  64,700 Motorola, Inc..........................................     1,880,344
 135,000 Nokia Corp. - ADR......................................     6,741,562
  32,800 Nortel Networks Corp. - ADR............................     2,238,600
                                                                  ------------
                                                                    20,400,443
                                                                  ------------
         Computer Hardware -- 4.10%
  78,300 Compaq Computer Corp...................................     2,001,544
  45,300 Dell Computer Corp. (b)................................     2,233,856
  54,400 Hewlett Packard Co.....................................     6,793,199
   8,400 Juniper Networks, Inc. (b).............................     1,222,725
  28,200 Sun Microsystems, Inc. (b).............................     2,564,438
                                                                  ------------
                                                                    14,815,762
                                                                  ------------
         Computer Services -- 0.96%
  41,200 America Online, Inc. (b)...............................     2,173,300
   7,300 VeriSign, Inc. (b).....................................     1,288,450
                                                                  ------------
                                                                     3,461,750
                                                                  ------------
         Computer Software -- 1.39%
  43,700 Microsoft Corp. (b)....................................     3,496,000
  13,600 VERITAS Software Corp. (b).............................     1,537,013
                                                                  ------------
                                                                     5,033,013
                                                                  ------------
         Computer Systems/Peripherals -- 1.18%
  55,300 EMC Corp. (b)..........................................     4,254,644
                                                                  ------------
         Electronic Equipment -- 1.03%
  70,000 General Electric Co....................................     3,710,000
                                                                  ------------
         Entertainment -- 2.20%
  24,900 Time Warner, Inc.......................................     1,892,400
  89,076 Viacom, Inc. - Class B.................................     6,073,870
                                                                  ------------
                                                                     7,966,270
                                                                  ------------

                                  Security                             Value
 Shares                         Description                           (Note 2)
 ------                         -----------                           --------
         Financial Services -- 1.89%
 113,525 Citigroup, Inc...........................................  $  6,839,881
                                                                    ------------
         Financial Services Diversified -- 3.75%
  76,500 American Express Co......................................     3,987,563
  37,000 Merrill Lynch & Co.......................................     4,255,000
  63,800 Morgan Stanley Dean Witter & Co..........................     5,311,350
                                                                    ------------
                                                                      13,553,913
                                                                    ------------
         Health Care -- Drugs/Pharmaceuticals -- 5.22%
  15,500 Eli Lilly & Co...........................................     1,548,063
  13,500 Genentech, Inc. (b)......................................     2,322,000
  41,400 Merck & Co., Inc.........................................     3,172,275
 162,250 Pfizer, Inc..............................................     7,787,999
  78,376 Pharmacia Corp...........................................     4,051,059
                                                                    ------------
                                                                      18,881,396
                                                                    ------------
         Health Care Diversified -- 1.05%
  64,700 American Home Products Corp..............................     3,801,125
                                                                    ------------
         Insurance -- 1.25%
  38,575 American International Group, Inc........................     4,532,563
                                                                    ------------
         Networking -- 1.87%
 106,800 Cisco Systems, Inc. (b)..................................     6,761,775
                                                                    ------------
         Oil & Gas -- 0.63%
  30,600 Schlumberger Ltd.........................................     2,283,525
                                                                    ------------
         Personal Care -- 0.33%
  24,400 Estee Lauder Companies, Inc. - Class A...................     1,206,275
                                                                    ------------
         Retail -- Apparel -- 0.50%
  57,350 Gap, Inc.................................................     1,792,188
                                                                    ------------
         Retail -- Building -- 1.81%
 130,850 Home Depot, Inc..........................................     6,534,322
                                                                    ------------
         Retail -- Department Stores -- 1.14%
  74,200 Kohl's Corp. (b).........................................     4,127,375
                                                                    ------------
         Retail -- General Merchandise Chain -- 1.24%
   7,000 Costco Wholesale Corp. (b)...............................       231,000
  73,700 Wal-Mart Stores, Inc.....................................     4,246,963
                                                                    ------------
                                                                       4,477,963
                                                                    ------------
         Retail -- Specialty -- 0.61%
  32,600 Tiffany & Co.............................................     2,200,500
                                                                    ------------
         Semiconductors -- 5.84%
  31,600 Applied Materials, Inc. (b)..............................     2,863,750
  13,500 Applied Micro Circuits Corp. (b).........................     1,333,125
  32,000 ASM Lithography Holding N.V. (b).........................     1,412,000
   5,400 Broadcom Corp. - Class A (b).............................     1,182,600
  58,500 Intel Corp...............................................     7,820,718
  17,700 JDS Uniphase Corp. (b)...................................     2,121,788
  64,300 Texas Instruments, Inc...................................     4,416,606
                                                                    ------------
                                                                      21,150,587
                                                                    ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Growth Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2000

                                 Security                             Value
 Shares                         Description                          (Note 2)
 ------                         -----------                          --------
         Common Stocks (continued)
         Jennison Associates LLP (continued)
         Telephone Long Distance -- 3.99%
  29,050 Allegiance Telecom, Inc. (b)............................  $  1,859,200
  87,400 Global Crossing Ltd. (b)................................     2,299,713
  10,200 Level 3 Communications, Inc. (b)........................       897,600
  31,200 Nextlink Communications, Inc. (b).......................     1,183,650
  43,131 NTL, Inc. (b)...........................................     2,582,468
 112,600 Qwest Communications International (b)..................     5,594,812
                                                                   ------------
                                                                     14,417,443
                                                                   ------------
         Total -- Jennison Associates LLP (cost $115,475,916)....   194,296,408
                                                                   ------------
         Goldman Sachs Asset Management -- 45.07%
         Advertising -- 0.13%
   2,800 DoubleClick, Inc. (b)...................................       106,750
   2,700 Interpublic Group of Companies., Inc....................       116,100
   1,300 Omnicom Group, Inc......................................       115,781
   1,700 TMP Worldwide, Inc. (b).................................       125,482
                                                                   ------------
                                                                        464,113
                                                                   ------------
         Aerospace/Defense -- 0.11%
   9,400 Boeing Co...............................................       393,038
                                                                   ------------
         Apparel -- 0.78%
   4,600 Footstar, Inc. (b)......................................       152,950
  25,100 Intimate Brands, Inc....................................       495,725
  63,100 Limited, Inc............................................     1,364,537
   8,800 Nike, Inc. - Class B....................................       350,350
   8,200 Talbots, Inc............................................       450,488
                                                                   ------------
                                                                      2,814,050
                                                                   ------------
         Banking -- 0.00%
       1 BankAmerica Corp........................................            43
                                                                   ------------
         Chemicals -- 0.36%
   4,600 Air Products & Chemicals, Inc...........................       141,738
  25,500 Dow Chemical Co.........................................       769,781
  10,400 Praxair, Inc............................................       389,350
                                                                   ------------
                                                                      1,300,869
                                                                   ------------
         Communications Equipment -- 1.97%
  17,500 ADC Telecommunications, Inc. (b)........................     1,467,812
   1,500 Advanced Fibre Communications, Inc. (b).................        67,969
   2,900 CIENA Corp..............................................       483,394
   1,200 Copper Mountain Networks, Inc. (b)......................       105,750
  12,900 Corning, Inc............................................     3,481,387
   3,800 Ditech Communications Corp. (b).........................       359,338
     300 Efficient Networks, Inc. (b)............................        22,069
     800 Harmonic, Inc. (b)......................................        20,000
   4,600 Juniper Networks, Inc. (b)..............................       669,587
   4,600 Powerwave Technologies, Inc. (b)........................       202,400
   2,200 Sycamore Networks, Inc. (b).............................       242,825
                                                                   ------------
                                                                      7,122,531
                                                                   ------------

                                  Security                             Value
 Shares                         Description                           (Note 2)
 ------                         -----------                           --------
         Computer Hardware -- 6.99%
   5,600 3Com Corp. (b)...........................................  $    322,700
  30,600 Apple Computer, Inc. (b).................................     1,602,675
   2,600 Brocade Communications Systems, Inc. (b).................       477,059
   8,300 Cabletron Systems, Inc. (b)..............................       209,575
 139,700 Cisco Systems, Inc. (b)..................................     8,844,755
  17,600 Dell Computer Corp. (b)..................................       867,900
  29,000 EMC Corp. (b)............................................     2,231,188
     400 Extreme Networks, Inc. (b)...............................        42,144
  20,900 Hewlett Packard Co.......................................     2,609,888
  16,400 International Business Machines Corp.....................     1,796,825
  21,600 Network Appliance, Inc. (b)..............................     1,738,800
   2,500 Redback Networks, Inc. (b)...............................       445,000
   9,000 SanDisk Corp. (b)........................................       550,688
  39,200 Sun Microsystems, Inc. (b)...............................     3,564,749
                                                                    ------------
                                                                      25,303,946
                                                                    ------------
         Computer Services -- 2.45%
     800 Akamai Technologies, Inc. (b)............................        94,988
     500 Alteon WebSystems, Inc. (b)..............................        50,031
   3,800 Amazon.Com, Inc. (b).....................................       137,988
  53,600 American Online, Inc. (b)................................     2,827,399
   1,500 At Home Corp. (b)........................................        31,125
   4,900 Automatic Data Processing, Inc...........................       262,456
   1,200 CheckFree Holdings Corp. (b).............................        61,875
   4,600 CMGI, Inc. (b)...........................................       210,738
     500 CNET, Inc................................................        12,281
  11,600 Computer Sciences Corp. (b)..............................       866,374
     100 Critical Path, Inc. (b)..................................         5,831
     561 EarthLink Networks, Inc. (b).............................         8,660
   2,500 eBay, Inc. (b)...........................................       135,781
  20,000 Electronic Data Systems Corp.............................       824,999
   9,200 Exodus Communications, Inc. (b)..........................       423,775
   3,500 Fiserv, Inc. (b).........................................       151,375
     200 Healtheon/WebMD Corp. (b)................................         2,963
   1,000 homestore.com, Inc. (b)..................................        29,188
   3,400 InfoSpace.Com, Inc. (b)..................................       187,850
   1,900 Inktomi Corp. (b)........................................       224,675
   1,200 InterNAP Network Services Corp. (b)......................        49,819
   2,300 Lycos, Inc. (b)..........................................       124,200
     692 MarchFirst, Inc. (b).....................................        12,629
   1,000 Priceline.Com, Inc. (b)..................................        37,984
   2,400 PSINet, Inc. (b).........................................        60,300
   1,200 RealNetworks, Inc. (b)...................................        60,675
   1,000 Sapient Corp. (b)........................................       106,938
   1,100 Scient Corp. (b).........................................        48,538
   5,000 TeleTech Holdings, Inc. (b)..............................       155,313
   1,000 Verio, Inc. (b)..........................................        55,484
   4,545 Verisign, Inc. (b).......................................       802,193
   2,200 VerticalNet, Inc. (b)....................................        81,263
   5,900 Yahoo!, Inc. (b).........................................       730,863
                                                                    ------------
                                                                       8,876,551
                                                                    ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Growth Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2000

                                  Security                             Value
 Shares                         Description                           (Note 2)
 ------                         -----------                           --------
         Common Stocks (continued)
         Goldman Sachs Asset Management (continued)
         Computer Software -- 4.98%
   4,800 Adobe Systems, Inc.......................................  $    623,999
     300 Agile Software Corp. (b).................................        21,206
   3,800 Ariba, Inc. (b)..........................................       372,578
   1,000 Art Technology Group, Inc. (b)...........................       100,938
   9,000 BEA Systems, Inc. (b)....................................       444,938
   4,400 BroadVision, Inc. (b)....................................       223,575
   3,200 Commerce One, Inc. (b)...................................       145,400
     400 E.piphany, Inc. (b)......................................        42,875
     700 Echelon Corp. (b)........................................        40,556
     600 Entrust Technologies, Inc. (b)...........................        49,650
   2,400 i2 Technologies, Inc. (b)................................       250,238
   3,100 Intuit, Inc. (b).........................................       128,263
     800 ISS Group, Inc. (b)......................................        78,988
   1,400 Kana Communications, Inc. (b)............................        86,625
     600 Liberate Technologies (b)................................        17,588
   1,300 Macromedia, Inc. (b).....................................       125,694
  80,600 Microsoft Corp. (b)......................................     6,447,999
   1,700 Network Associates, Inc. (b).............................        34,638
  58,000 Oracle Corp. (b).........................................     4,875,624
     600 Phone.Com, Inc. (b)......................................        39,075
   2,400 Portal Software, Inc. (b)................................       153,600
   1,100 Proxicom, Inc. (b).......................................        52,663
   1,000 Red Hat, Inc. (b)........................................        27,063
     800 RSA Security, Inc. (b)...................................        55,400
   3,800 Siebel Systems, Inc. (b).................................       621,537
     900 Software.com, Inc. (b)...................................       116,888
   2,700 Tibco Software, Inc. (b).................................       289,533
  19,475 Veritas Software Corp. (b)...............................     2,200,978
   4,800 Vignette Corp. (b).......................................       249,675
   1,200 Vitria Technology, Inc. (b)..............................        73,350
                                                                    ------------
                                                                      17,991,134
                                                                    ------------
         Department Stores -- 0.93%
  17,900 Federated Department Stores (b)..........................       604,125
   2,900 Kohl's Corp..............................................       161,313
  12,100 Neiman Marcus Group, Inc. - Class A......................       357,706
  11,200 Target Corp..............................................       649,600
  27,300 Wal-Mart Stores, Inc.....................................     1,573,162
                                                                    ------------
                                                                       3,345,906
                                                                    ------------
         Drugs -- 5.12%
   9,300 Abbott Laboratories......................................       414,431
  14,400 ALPHARMA, Inc............................................       896,400
   2,000 Andrx Corp. (b)..........................................       127,844
   3,400 Eli Lilly & Co...........................................       339,575
   5,900 Forest Laboratories, Inc. - Class A (b)..................       595,900
   5,100 Genentech, Inc...........................................       877,200
  18,600 Johnson & Johnson........................................     1,894,875
   6,300 MedImmune, Inc. (b)......................................       466,200
  42,700 Merck & Co., Inc.........................................     3,271,888

                                  Security                             Value
 Shares                         Description                           (Note 2)
 ------                         -----------                           --------
         Drugs (continued)
   4,600 Millennium Pharmaceuticals, Inc. (b).....................  $    514,625
   1,600 PE Corp. - Celera Genomics Group (b).....................       149,600
 180,900 Pfizer, Inc..............................................     8,683,199
   1,100 Protein Design Labs, Inc. (b)............................       181,448
   2,100 Schering-Plough Corp.....................................       106,050
                                                                    ------------
                                                                      18,519,235
                                                                    ------------
         Electric Utility -- 0.15%
   8,000 Calpine Corp. (b)........................................       526,000
                                                                    ------------
         Electronic Equipment -- 2.91%
   9,343 Agilent Technologies, Inc. (b)...........................       689,046
   4,600 American Power Conversion Corp. (b)......................       187,738
   6,600 Amphenol Corp. - Class A (b).............................       436,838
  10,300 AVX Corp.................................................       236,256
   3,900 General Motors Corp. - Class H (b).......................       342,225
   5,400 Integrated Device Technology, Inc. (b)...................       323,325
  23,400 JDS Uniphase Corp. (b)...................................     2,805,075
  11,700 KEMET Corp. (b)..........................................       293,231
  47,800 Lucent Technologies Corp.................................     2,832,150
   3,375 Molex, Inc...............................................       162,422
   2,900 Power-One, Inc. (b)......................................       330,419
  14,200 Rockwell International Corp..............................       447,300
   3,400 Teradyne, Inc. (b).......................................       249,900
  31,100 Vishay Intertechnology, Inc. (b).........................     1,179,856
                                                                    ------------
                                                                      10,515,781
                                                                    ------------
         Energy -- 0.07%
   4,000 Enron Corp...............................................       258,000
                                                                    ------------
         Entertainment -- 0.41%
  38,600 The Walt Disney Co.......................................     1,498,163
                                                                    ------------
         Financial Services -- 3.58%
     300 Ameritrade Holding Corp. (b).............................         3,488
  24,100 Charles Schwab Corp......................................       810,363
   2,600 E*Trade Group, Inc. (b)..................................        42,900
 178,400 General Electric Co......................................     9,455,199
  12,100 Lehman Brothers Holdings, Inc............................     1,144,206
   9,200 Merrill Lynch & Co., Inc.................................     1,058,000
   5,300 Morgan Stanley Dean Witter & Co..........................       441,225
                                                                    ------------
                                                                      12,955,381
                                                                    ------------
         Food & Beverages -- 1.29%
   5,600 Coca Cola Co.............................................       321,650
  25,100 ConAgra, Inc.............................................       478,469
   9,400 IBP, Inc.................................................       145,113
   4,000 Keebler Foods Co.........................................       148,500
   7,800 Nabisco Holdings Corp. - Class A.........................       409,500
  44,600 Pepsi Bottling Group, Inc................................     1,301,763
  38,400 Pepsico, Inc.............................................     1,706,399
  16,700 Tyson Foods, Inc. - Class A..............................       146,125
                                                                    ------------
                                                                       4,657,519
                                                                    ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Growth Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2000


                                  Security                             Value
 Shares                         Description                           (Note 2)
 ------                         -----------                           --------
         Common Stocks (continued)
         Goldman Sachs Asset Management (continued)
         Health Care -- 0.92%
  21,500 Allergan, Inc............................................  $  1,601,750
  24,400 Amgen, Inc. (b)..........................................     1,714,100
                                                                    ------------
                                                                       3,315,850
                                                                    ------------
         Industrial Services -- 0.14%
  18,300 Hertz Corp...............................................       513,544
                                                                    ------------
         Insurance -- 0.16%
   6,800 UnitedHealth Group, Inc..................................       583,100
                                                                    ------------
         Media -- 0.85%
   6,200 Dow Jones & Co., Inc.....................................       454,150
  21,300 Infinity Broadcasting Corp. (b)..........................       776,119
   2,300 Knight-Ridder, Inc.......................................       122,331
   2,400 Macrovision Corp. (b)....................................       153,413
  20,700 Time Warner, Inc.........................................     1,573,200
                                                                    ------------
                                                                       3,079,213
                                                                    ------------
         Medical Products -- 0.25%
   5,700 Baxter International, Inc................................       400,781
   3,000 CYTYC Corp. (b)..........................................       160,125
   6,800 Medtronic, Inc...........................................       338,725
                                                                    ------------
                                                                         899,631
                                                                    ------------
         Medical Providers -- 0.38%
  14,900 Cardinal Health, Inc.....................................     1,102,600
   3,400 Quest Diagnostics, Inc. (b)..............................       254,150
                                                                    ------------
                                                                       1,356,750
                                                                    ------------
         Oil & Gas -- 0.27%
   5,900 Apache Corp..............................................       346,994
   9,000 Devon Energy Corp........................................       504,000
   1,700 Exxon Mobil Corp.........................................       133,450
                                                                    ------------
                                                                         984,444
                                                                    ------------
         Oil Services -- 0.04%
   2,400 BJ Services Co. (b)......................................       150,000
                                                                    ------------
         Retail -- Specialty -- 0.84%
   6,000 Barnes & Noble, Inc. (b).................................       133,500
   6,800 Circuit City Stores, Inc.................................       225,675
  32,400 Home Depot, Inc..........................................     1,617,975
  11,500 Tiffany & Co.............................................       776,250
   8,100 Zale Corp. (b)...........................................       295,650
                                                                    ------------
                                                                       3,049,050
                                                                    ------------
         Semiconductors -- 5.97%
  19,300 Advanced Micro Devices, Inc. (b).........................     1,490,925
   6,200 Analog Devices, Inc. (b).................................       471,200
   2,700 Applied Materials, Inc...................................       244,688
  13,300 Applied Micro Circuits Corp. (b).........................     1,313,375
   3,400 Broadcom Corp. - Class A (b).............................       744,600
   4,400 Credence Systems Corp. (b)...............................       242,825

 Shares or
 Principal                        Security                            Value
   Amount                        Description                         (Note 2)
 ---------                       -----------                         --------
            Semiconductors (continued)
        900 GlobeSpan, Inc. (b).................................   $    109,870
     83,300 Intel Corp..........................................     11,136,168
      1,700 LSI Logic Corp. (b).................................         92,013
     20,500 Micron Technology, Inc. (b).........................      1,805,280
      2,100 PMC-Sierra, Inc. (b)................................        373,144
      1,500 QLogic Corp. (b)....................................         99,094
      1,500 RF Micro Devices, Inc. (b)..........................        131,438
      3,200 SDL, Inc. (b).......................................        912,600
     26,800 Texas Instruments, Inc..............................      1,840,824
      6,900 Xilinx, Inc. (b)....................................        570,113
                                                                   ------------
                                                                     21,578,157
                                                                   ------------
            Telecommunications -- 2.93%
     14,100 AT&T Corp...........................................        445,913
     19,000 BCE, Inc............................................        452,438
     26,100 Bell Atlantic Corp. ................................      1,326,206
     17,800 BellSouth Corp......................................        758,725
      4,600 Level 3 Communications, Inc. (b)....................        404,800
     27,300 Motorola, Inc.......................................        793,406
      5,000 NEXTLINK Communications, Inc. (b)...................        189,688
     23,274 Nortel Networks Corp. - ADR.........................      1,588,450
     22,700 QUALCOMM, Inc. (b)..................................      1,362,000
     22,400 Scientific-Atlanta, Inc.............................      1,668,799
      2,900 Sprint Corp. - FON Group............................        147,900
      3,500 Sprint Corp. - PCS Group (b)........................        208,250
      1,700 Telephone & Data Systems, Inc.......................        170,425
     23,250 WorldCom, Inc. (b)..................................      1,066,594
                                                                   ------------
                                                                     10,583,594
                                                                   ------------
            Transportation & Shipping -- 0.09%
      5,700 United Parcel Service, Inc. - Class B...............        336,300
                                                                   ------------
            Total -- Goldman Sachs Asset Management
             (cost $130,841,487)................................    162,971,893
                                                                   ------------
            Total Common Stocks (cost $246,317,403).............    357,268,301
                                                                   ------------
            Short-Term Investments -- 7.11%
            Jennison Associates LLP -- 0.68%
            Cash & Equivalents -- 0.01%
 $   49,578 Deutsche Bank Cash Sweep............................         49,578
                                                                   ------------
            Commercial Paper -- 0.67%
  2,420,000 American Express, 6.88%, 7/3/00.....................      2,420,000
                                                                   ------------
            Total -- Jennison Associates LLP (cost $2,469,578)..      2,469,578
                                                                   ------------
            Goldman Sachs Asset Management -- 6.43%
            Cash & Equivalents -- 0.00%
        489 Deutsche Bank Cash Sweep............................            489
                                                                   ------------
                                                                            489
                                                                   ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Growth Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2000

  Principal                        Security                          Value
   Amount                        Description                        (Note 2)
  ---------                      -----------                        --------
             Repurchase Agreements -- 6.43%
 $23,235,000 Deutsche Bank Repurchase Agreement, dated 6/30/00, due 7/3/00 at 6.30% with maturity value of
             $23,247,198 (Collateralized by $23,364,000 U.S.
             Treasury bonds 5.125%, 8/31/00; value
             $23,334,795).......................................  $ 23,235,000
                                                                  ------------
             Total -- Goldman Sachs Asset Management
              (cost $23,335,489)................................    23,235,489
                                                                  ------------
             Total Short-Term Investments (cost $25,705,067)....    25,705,067
                                                                  ------------
             Total Investments (cost $272,022,470) (a) --
               105.91%..........................................   382,973,368
                                                                  ------------
             Liabilities in excess of other assets -- 5.91%.....   (21,366,325)
                                                                  ------------
             Total Net Assets -- 100.00%                          $361,607,043
                                                                  ============

--------
ADR -- American Depository Receipt

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of 1,475,468. Cost for financial reporting and federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

 Unrealized appreciation.........................................  $117,707,231
 Unrealized depreciation.........................................    (8,222,681)
                                                                   ------------
 Net unrealized appreciation.....................................  $109,484,550
                                                                   ============

(b)  Non-income producing securities.

FUTURES

                    Number of  Contract  Expiration Unrealized
                    Contracts   Value       Date       Gain
                    --------- ---------- ---------- ----------
Goldman Sachs Asset
 Management
S&P 500 Futures --       6    $2,202,150 Sept 2000    $9,120

The aggregate value of cash pledged to cover margin requirements for open futures positions at June 30, 2000 was $1,150,000.


See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments -- June 30, 2000

                                  Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Common Stocks -- 95.39%
           Frontier Capital Management Co. -- 62.07%
           Aerospace -- 0.32%
    64,600 BE Aerospace, Inc. (b)................................   $    444,125
    37,700 Orbital Sciences Corp. (b)............................        459,469
                                                                    ------------
                                                                         903,594
                                                                    ------------
           Agriculture -- 0.81%
    71,700 Delta Pine & Land Co..................................      1,796,982
   181,400 Seminis, Inc., Class - A (b)..........................        476,175
                                                                    ------------
                                                                       2,273,157
                                                                    ------------
           Broadcasting & Television -- 0.22%
    64,800 Salem Communications Corp.,
            Class - A (b)........................................        601,425
                                                                    ------------
           Building Materials & Components -- 0.60%
    44,700 Kaydon Corp...........................................        938,700
    41,000 U.S. Aggregates, Inc..................................        743,125
                                                                    ------------
                                                                       1,681,825
                                                                    ------------
           Business Equipment & Services -- 1.14%
    45,900 Interim Services, Inc. (b)............................        814,725
    57,500 Ritchie Bros. Auctioneers, Inc. (b)...................      1,376,407
    42,400 Snyder Communications, Inc. (b).......................      1,007,000
                                                                    ------------
                                                                       3,198,132
                                                                    ------------
           Chemicals -- 1.36%
   110,900 Hexcel Corp. (b)......................................      1,053,550
   120,200 IMC Global, Inc.......................................      1,562,600
    52,200 TETRA Technology, Inc. (b)............................      1,194,075
                                                                    ------------
                                                                       3,810,225
                                                                    ------------
           Commercial Services -- 2.37%
    85,100 Bright Horizons Family Solutions, Inc. (b)............      1,819,012
    63,600 NOVA Corp. (b)........................................      1,776,825
    65,500 Paxar Corp. (b).......................................        781,906
    17,800 Quanta Services, Inc. (b).............................        979,000
   199,900 SITEL Corp. (b).......................................        987,006
    22,100 Sykes Enterprises, Inc. (b)...........................        284,538
                                                                    ------------
                                                                       6,628,287
                                                                    ------------
           Computer Equipment -- 4.97%
    55,900 Analog Devices, Inc. (b)..............................      4,248,400
    69,200 Artesyn Technologies, Inc. (b)........................      1,924,625
    41,200 Identix, Inc. (b).....................................        646,325
    56,800 InFocus Corp. (b).....................................      1,828,250
    79,600 Ingram Micro, Inc. (b)................................      1,388,025
    87,300 ISG International Software Group Ltd. (b).............      1,031,231
    18,700 SanDisk Corp. (b).....................................      1,144,206
    30,768 Seagate Technology, Inc. (b)..........................      1,692,240
                                                                    ------------
                                                                      13,903,302
                                                                    ------------

                                  Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Computer Services -- 0.75%
    20,500 Acxiom Corp. (b)......................................   $    572,719
    58,200 MarchFirst, Inc. (b)..................................      1,062,150
    34,400 Zomax, Inc. (b).......................................        451,500
                                                                    ------------
                                                                       2,086,369
                                                                    ------------
           Computer Software -- 4.85%
   140,500 3DO Co. (b)...........................................      1,102,047
   135,400 Ansoft Corp. (b)......................................      1,354,000
    28,300 Caminus Corp. (b).....................................        693,350
    34,200 Documentum, Inc. (b)..................................      3,056,624
    31,500 Hyperion Solutions Corp. (b)..........................      1,021,781
    22,500 iGate Capital Corp. (b)...............................        309,375
   171,400 Information Resources, Inc. (b).......................        674,888
   194,850 Informix Corp. (b)....................................      1,449,197
   138,100 Parametric Technology Corp. (b).......................      1,519,099
    44,600 Progress Software Corp. (b)...........................        800,013
    38,500 Project Software Corp. (b)............................        693,000
    38,700 Sybase, Inc. (b)......................................        890,100
                                                                    ------------
                                                                      13,563,474
                                                                    ------------
           Construction -- 0.55%
   105,400 Chicago Bridge & Iron Co..............................      1,548,063
                                                                    ------------
           Drugs & Pharmaceuticals -- 1.04%
    60,600 Guilford Pharmaceuticals, Inc. (b)....................        912,788
    55,200 ICN Pharmaceuticals, Inc..............................      1,535,250
    26,000 Mylan Laboratories, Inc...............................        474,500
                                                                    ------------
                                                                       2,922,538
                                                                    ------------
           Electrical & Electronics -- 6.88%
    45,800 Arrow Electronics, Inc. (b)...........................      1,419,800
    23,000 Benchmark Electronics, Inc. (b).......................        840,938
    28,300 Cypress Semiconductor Corp. (b).......................      1,195,675
    34,700 Galileo Technology Ltd. (b)...........................        746,050
    19,800 Harman International Industries, Inc..................      1,207,800
   183,300 LoJack Corp. (b)......................................      1,271,644
    43,100 LSI Logic Corp. (b)...................................      2,332,787
    33,700 Pentair, Inc..........................................      1,196,350
   125,000 Trimble Navigation Ltd. (b)...........................      6,101,562
   145,000 UCAR International, Inc. (b)..........................      1,894,062
    39,700 York International Corp...............................      1,002,425
                                                                    ------------
                                                                      19,209,093
                                                                    ------------
           Electronic Components & Instruments -- 6.45%
    63,400 Atmel Corp. (b).......................................      2,337,875
   153,400 Checkpoint Systems, Inc. (b)..........................      1,150,500
    96,100 Cirrus Logic, Inc. (b)................................      1,537,600
    37,800 Exar Corp. (b)........................................      3,295,687
    80,600 FVC.COM, Inc. (b).....................................        624,650
    93,900 Indigo N.V. (b).......................................        545,794
    16,000 Innovex, Inc. (b).....................................        156,000
    40,700 Itron, Inc. (b).......................................        335,775

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2000

                                Security                           Value
  Shares                       Description                        (Note 2)
  ------                       -----------                        --------
           Common Stocks (continued)
           Frontier Capital Management Co. (continued)
           Electronic Components & Instruments (continued)
    27,400 Lam Research Corp. (b)............................   $  1,027,500
    34,700 Lattice Semiconductor Corp. (b)...................      2,398,637
    11,900 Protein Design Labs, Inc. (b).....................      1,962,942
    32,300 Sage, Inc. (b)....................................        417,881
    26,200 SBS Technologies, Inc. (b)........................        967,763
    46,300 SIPEX Corp. (b)...................................      1,281,931
                                                                ------------
                                                                  18,040,535
                                                                ------------
           Energy -- 1.00%
    58,000 American Superconductor Corp. (b).................      2,798,500
                                                                ------------
           Engineering & Construction -- 1.21%
    52,900 Fluor Corp........................................      1,672,962
    53,100 Insituform Technologies,
            Class - A (b)....................................      1,440,338
    59,600 Layne Christensen Co. (b).........................        268,200
                                                                ------------
                                                                   3,381,500
                                                                ------------
           Financial Services -- 1.36%
    32,600 E*Trade Group, Inc. (b)...........................        537,900
    44,900 Investment Technology Group, Inc. (b).............      1,773,550
    22,100 Knight Trading Group, Inc. (b)....................        658,856
    25,350 Waddell & Reed Financial, Inc.....................        831,797
                                                                ------------
                                                                   3,802,103
                                                                ------------
           Footwear -- 0.42%
   119,000 Wolverine World Wide, Inc.........................      1,175,125
                                                                ------------
           Forest Products & Papers -- 0.69%
    89,038 Albany International Corp.,
            Class - A (b)....................................      1,274,356
    51,600 Smurfit-Stone Container Corp. (b).................        664,350
                                                                ------------
                                                                   1,938,706
                                                                ------------
           Health Care -- 1.74%
    18,000 Express Scripts, Inc., Class - A (b)..............      1,118,250
   220,500 HEALTHSOUTH Corp. (b).............................      1,584,844
   130,700 Mid Atlantic Medical Services, Inc. (b)...........      1,764,450
    42,700 Omnicare, Inc.....................................        386,969
                                                                ------------
                                                                   4,854,513
                                                                ------------
           Hospital Management & Services -- 0.70%
    43,300 Visible Genetics, Inc. (b)........................      1,953,913
                                                                ------------
           Insurance -- 1.39%
    94,900 HCC Insurance Holdings, Inc.......................      1,791,237
    47,700 HSB Group, Inc....................................      1,484,663
    11,300 XL Capital Ltd....................................        611,613
                                                                ------------
                                                                   3,887,513
                                                                ------------

                                  Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Leisure & Tourism -- 0.03%
    34,500 American Coin Merchandising (b).......................   $     86,250
                                                                    ------------
           Medical -- Biotechnology -- 0.46%
    72,100 North American Scientific, Inc. (b)...................      1,293,294
                                                                    ------------
           Medical Supplies -- 1.18%
   160,600 Endocardial Solutions, Inc. (b).......................      1,365,100
    45,600 Haemonetics Corp. (b).................................        957,600
    25,800 Mentor Corp...........................................        701,438
    32,800 STERIS Corp. (b)......................................        291,100
                                                                    ------------
                                                                       3,315,238
                                                                    ------------
           Metals -- 0.43%
    82,800 Northwest Pipe Co. (b)................................        983,250
    19,600 RTI International Metals, Inc. (b)....................        222,950
                                                                    ------------
                                                                       1,206,200
                                                                    ------------
           Multi-Media -- 0.19%
    22,800 Imax Corp. (b)........................................        518,700
                                                                    ------------
           Oil & Gas -- 4.32%
    44,700 Anadarko Petroleum Corp...............................      2,204,268
    13,500 Cooper Cameron Corp. (b)..............................        891,000
    50,200 EOG Resources, Inc....................................      1,681,700
    57,800 Friede Goldman Halter, Inc. (b).......................        516,588
    32,600 Noble Drilling Corp. (b)..............................      1,342,713
    98,900 Ocean Energy, Inc. (b)................................      1,403,144
    22,800 Swift Energy Co. (b)..................................        646,950
    51,200 Talisman Energy, Inc. (b).............................      1,695,999
    31,700 Transocean Sedco Forex, Inc...........................      1,693,968
                                                                    ------------
                                                                      12,076,330
                                                                    ------------
           Packaging/Containers -- 2.16%
    93,800 American National Can Group, Inc......................      1,582,875
    51,100 AptarGroup, Inc.......................................      1,379,700
   135,100 Packaging Corporation of America (b)..................      1,367,888
    97,800 US Can Corp. (b)......................................      1,699,275
                                                                    ------------
                                                                       6,029,738
                                                                    ------------
           Publishing & Printing -- 0.65%
    91,900 Mail-Well, Inc. (b)...................................        792,637
    16,700 Meredith Corp.........................................        563,625
     7,700 Scholastic Corp. (b)..................................        470,663
                                                                    ------------
                                                                       1,826,925
                                                                    ------------
           Railroads -- 0.69%
   186,480 Wabtec Corp...........................................      1,934,730
                                                                    ------------
           Real Estate -- 0.42%
    26,700 Boston Properties, Inc................................      1,031,287
    11,100 Jones Lang LaSalle, Inc. (b)..........................        148,463
                                                                    ------------
                                                                       1,179,750
                                                                    ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2000

                                 Security                            Value
  Shares                        Description                         (Note 2)
  ------                        -----------                         --------
           Common Stocks (continued)
           Frontier Capital Management Co. (continued)
           Recreation -- 1.64%
    68,900 Action Performance Companies, Inc. (b)..............   $    499,525
    98,300 Callaway Golf Co....................................      1,603,519
   100,800 Six Flags, Inc. (b).................................      2,293,200
     8,900 Speedway Motorsports, Inc. (b)......................        204,700
                                                                  ------------
                                                                     4,600,944
                                                                  ------------
           Retail -- 0.42%
    61,500 Claire's Stores, Inc................................      1,183,875
                                                                  ------------
           Steel -- 2.97%
   147,473 AK Steel Holding Corp...............................      1,179,784
   122,250 Allegheny Technologies, Inc.........................      2,200,500
    24,600 Carpenter Technology Corp...........................        519,675
    83,700 Precision Castparts Corp............................      3,787,424
    34,200 USX - US Steel Group................................        634,838
                                                                  ------------
                                                                     8,322,221
                                                                  ------------
           Telecommunications -- 1.83%
    14,118 Adelphia Communications Corp.,
            Class - A (b)......................................        661,781
    29,900 Digital Microwave Corp. (b).........................      1,139,938
    52,500 InterVoice, Inc. (b)................................        344,531
    82,600 P-Com, Inc. (b).....................................        469,788
     8,000 Voicestream Wireless Corp. (b)......................        930,375
    18,500 Western Wireless Corp.,
            Class - A (b)......................................      1,008,250
    16,750 WinStar Communications, Inc. (b)....................        567,406
                                                                  ------------
                                                                     5,122,069
                                                                  ------------
           Telecommunications Equipment -- 0.82%
    26,200 Brooktrout, Inc. (b)................................        571,488
    73,400 Glenayre Technologies, Inc. (b).....................        775,288
    29,300 Harris Corp.........................................        959,574
                                                                  ------------
                                                                     2,306,350
                                                                  ------------
           Textiles & Apparel -- 1.19%
   226,900 Unifi, Inc. (b).....................................      2,807,887
    46,500 WestPoint Stevens, Inc..............................        517,313
                                                                  ------------
                                                                     3,325,200
                                                                  ------------
           Toys -- 0.47%
    27,100 Hasbro, Inc. (b)....................................        408,194
    69,240 Mattel, Inc.........................................        913,102
                                                                  ------------
                                                                     1,321,296
                                                                  ------------
           Transportation -- 0.18%
    23,900 Kirby Corp. (b).....................................        507,875
                                                                  ------------
           Waste Disposal -- 0.91%
   158,800 Republic Services, Inc. (b).........................      2,540,800
                                                                  ------------

                                  Security                            Value
  Shares                        Description                          (Note 2)
  ------                        -----------                          --------
           Wholesale Distribution --
            Pharmaceuticals -- 0.29%
    26,500 Amerisource Health Corp.,
            Class - A (b).......................................   $    821,500
                                                                   ------------
           Total -- Frontier Capital Management Co. (cost
            $133,722,531).......................................    173,681,177
                                                                   ------------
           Geewax, Terker & Co. -- 33.32%
           Advertising -- 0.16%
     3,700 Advo, Inc. (b).......................................        155,400
     1,155 Interpublic Group of Companies, Inc..................         49,665
     2,300 Netcentives, Inc. (b)................................         42,838
     4,300 True North Communications, Inc.......................        189,200
                                                                   ------------
                                                                        437,103
                                                                   ------------
           Agriculture -- 0.06%
     6,200 Delta And Pine Land Co...............................        155,387
                                                                   ------------
           Airlines -- 0.03%
     3,120 Alaska Air Group, Inc. (b)...........................         84,630
                                                                   ------------
           Auto Parts -- 0.10%
     3,700 American Axle & Manufacturing Holdings, Inc. (b).....         52,494
     4,600 CLARCOR, Inc.........................................         91,425
     2,800 MascoTech, Inc.......................................         30,275
     4,100 Superior Industries International, Inc...............        105,575
                                                                   ------------
                                                                        279,769
                                                                   ------------
           Auto Related -- 0.10%
     3,800 Arvin Industries, Inc. ..............................         66,025
    17,600 Tower Automotive, Inc. (b)...........................        220,000
                                                                   ------------
                                                                        286,025
                                                                   ------------
           Banking -- 1.20%
     3,400 American Financial Holdings, Inc.....................         53,975
     3,490 Associated Banc-Corp.................................         76,126
     6,600 Astoria Financial Corp...............................        169,949
     3,600 Bank United Corp.....................................        126,675
     2,672 BOK Financial Corp. (b)..............................         46,927
    12,600 Colonial Bancgroup, Inc..............................        113,400
     3,750 Commerce Bancorp.....................................        172,499
     2,600 Corus Bankshares, Inc................................         68,738
    10,300 Cullen/Frost Bankers, Inc............................        271,018
     3,296 F&M National Corp....................................         69,216
     3,600 First Charter Corp...................................         56,700
       400 First Indiana Corp...................................          7,950
     1,200 First Midwest Bancorp, Inc...........................         27,900
    12,200 First Sentinel Bancorp, Inc. ........................        100,269
     1,155 FNB Corp.............................................         23,822
     2,000 Fulton Financial Corp................................         35,375

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2000

                                  Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Common Stocks (continued)
           Geewax, Terker & Co. (continued)
           Banking (continued)
     3,800 Greater Bay Bancorp...................................   $    177,649
    12,050 Independence Community Bank Corp......................        159,663
     3,300 MAF Bancorp, Inc......................................         60,019
     2,835 National Penn Bancshares, Inc.........................         58,472
     2,500 Provident Financial Group, Inc........................         59,531
     4,600 Queens County Bancorp, Inc............................         84,813
    11,880 Republic Bancorp, Inc.................................        106,178
     6,900 Richmond County Financial Corp........................        131,963
     1,600 S & T Bancorp, Inc....................................         29,200
       900 Silicon Valley Bancshares (b).........................         38,363
    23,800 Sovereign Bankcorp, Inc...............................        167,343
     6,000 Staten Island Bancorp, Inc............................        105,750
     1,700 Susquehanna Bancshares, Inc...........................         24,225
     8,900 Texas Regional Bancshares, Inc........................        225,837
     1,000 UCBH Holdings, Inc....................................         26,688
       700 UMB Financial Corp....................................         22,969
     7,700 Washington Federal, Inc...............................        140,525
     8,200 Webster Financial Corp................................        181,937
     4,000 Whitney Holding Corp..................................        136,750
                                                                    ------------
                                                                       3,358,414
                                                                    ------------
           Beverages -- 0.08%
     3,400 Canandaigua Wine Co.,
            Class - A (b)........................................        171,487
     1,400 Robert Mondavi Corp. (b)..............................         42,963
                                                                    ------------
                                                                         214,450
                                                                    ------------
           Broadcasting & Cable TV -- 0.34%
     2,700 Citadel Communications Corp. (b)......................         94,331
     1,600 Emmis Communication Corp.,
            Class - A............................................         66,200
     3,200 Insight Communications Co.,
            Inc. (b).............................................         50,000
       800 LodgeNet Entertainment Corp. (b)......................         19,400
     4,000 Pegasus Communications Corp. (b)......................        196,250
     3,300 Salem Communications Corp. (b)........................         30,628
     6,800 Spanish Broadcasting System, Inc. (b).................        139,825
     7,600 Westwood One, Inc. (b)................................        259,350
     3,400 Wink Communications, Inc. (b).........................        103,700
                                                                    ------------
                                                                         959,684
                                                                    ------------
           Building Materials & Components -- 0.40%
     2,400 Carlisle Companies, Inc...............................        108,000
    11,900 Mueller Industries, Inc. (b)..........................        333,200
     2,600 Nortek, Inc. (b)......................................         51,350
     1,000 Shaw Group, Inc. (b)..................................         47,125
     7,500 Snap-On, Inc..........................................        199,688
     4,600 Texas Industries, Inc.................................        132,825

                                  Security                             Value
  Shares                        Description                           (Note 2)
  ------                        -----------                           --------
          Building Materials & Components (continued)
      400 Valmont Industries, Inc................................   $      7,950
    7,000 Valspar Corp...........................................        236,250
                                                                    ------------
                                                                       1,116,388
                                                                    ------------
          Business Equipment & Services -- 0.21%
    7,700 Insight Enterprises, Inc. (b)..........................        456,705
    4,300 Maximus, Inc. (b)......................................         95,138
    1,700 NCO Group, Inc. (b)....................................         39,313
                                                                    ------------
                                                                         591,156
                                                                    ------------
          Casino & Gambling -- 0.03%
    3,400 Gtech Holdings Corp. (b)...............................         77,138
                                                                    ------------
          Casinos & Gaming -- 0.09%
    6,900 Aztar Corp. (b)........................................        106,950
    2,900 Isle of Capris Casinos, Inc. (b).......................         39,331
    4,100 Station Casinos, Inc. (b)..............................        102,500
                                                                    ------------
                                                                         248,781
                                                                    ------------
          Chemicals -- 0.81%
    3,400 Brady Corp.............................................        110,500
    6,100 Calgon Carbon Corp.....................................         47,275
    5,200 Cambrex Corp...........................................        234,000
    3,300 Chemfirst, Inc.........................................         79,613
   14,800 Crompton Corp..........................................        181,300
    9,900 Cytec Industries, Inc. (b).............................        244,405
    5,000 Dexter Corp............................................        240,000
    2,600 Georgia Gulf Corp......................................         54,113
    4,000 Minerals Technologies, Inc. ...........................        184,000
    4,200 Olin Corp..............................................         69,300
    5,500 OM Group, Inc. (b).....................................        241,999
    6,400 Spartech Corp..........................................        172,800
    2,300 Symyx Technologies, Inc. (b)...........................         98,002
   10,900 Valence Technology, Inc. (b)...........................        200,969
    7,900 W.R. Grace & Co. (b)...................................         95,788
                                                                    ------------
                                                                       2,254,064
                                                                    ------------
          Commercial Services -- 0.09%
    1,600 CDI Corp. (b)..........................................         32,600
    4,200 Copart, Inc. (b).......................................         67,200
    1,200 Predictive Systems, Inc. (b)...........................         43,125
    3,500 Professional Detailing, Inc. (b).......................        119,219
                                                                    ------------
                                                                         262,144
                                                                    ------------
          Computer Equipment -- 1.09%
   14,000 Actel Corp. (b)........................................        638,749
    8,500 Advanced Digital Information Corp. (b).................        135,469
    4,200 Avocent Corp. (b)......................................        183,750
    4,800 Black Box Corp. (b)....................................        380,025
    4,200 Cybex Computer Products Corp. (b)......................        180,600
    4,100 InFocus Corp. (b)......................................        131,969
    3,200 IntraNet Solutions, Inc. (b)...........................        122,800
    1,900 Micron Electronics, Inc. (b)...........................         23,750

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2000

                                  Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Common Stocks (continued)
           Geewax Terker & Co. (continued)
           Computer Equipment (continued)
     4,300 National Instruments Corp. (b)........................   $    187,588
    11,600 SanDisk Corp. (b).....................................        709,774
     2,600 SonicWALL, Inc. (b)...................................        228,963
     2,900 Titan Corp............................................        129,775
                                                                    ------------
                                                                       3,053,212
                                                                    ------------
           Computer Services -- 0.99%
     4,100 24/7 Media, Inc. (b)..................................         64,063
    12,700 ACNielsen Corp. (b)...................................        279,399
       708 Akamai Technologies, Inc. (b).........................         84,064
     5,000 Allaire Corp. (b).....................................        183,750
     1,700 AnswerThink, Inc. (b).................................         28,263
     4,180 AppNet, Inc. (b)......................................        150,480
     3,400 Ask Jeeves, Inc. (b)..................................         61,413
     1,600 Digital Insight Corp. (b).............................         54,400
     7,500 Digital Island, Inc. (b)..............................        364,687
     4,400 FactSet Research Systems, Inc.........................        124,300
     4,800 Go2net, Inc. (b)......................................        241,500
     2,400 High Speed Access Corp. (b)...........................         15,750
     6,300 Imation Corp. (b).....................................        185,063
     6,200 iXL Enterprises, Inc. (b).............................         89,900
     2,600 Keynote Systems, Inc. (b).............................        183,463
     1,800 PurchasePro.com, Inc. (b).............................         73,800
     4,100 TeleTech Holdings, Inc. (b)...........................        127,356
    12,200 VerticalNet, Inc. (b).................................        450,637
                                                                    ------------
                                                                       2,762,288
                                                                    ------------
           Computer Services/Software -- 0.09%
     4,100 Macrovision Corp. (b).................................        262,080
                                                                    ------------
           Computer Software -- 3.72%
     6,600 Advent Software, Inc. (b).............................        425,699
     1,600 Allscripts, Inc. (b)..................................         36,800
     3,700 Aspect Communications Corp. (b).......................        145,456
     3,600 Aspen Technologies, Inc. (b)..........................        138,600
     2,700 BARRA, Inc. (b).......................................        133,819
     4,400 Broadbase Software, Inc. (b)..........................        134,750
    28,730 Broadvision, Inc. (b).................................      1,459,842
     3,300 Clarent Corp. (b).....................................        235,950
     2,000 Clarus Corp. (b)......................................         77,750
     4,900 Documentum, Inc. (b)..................................        437,937
     1,500 Entrust Technologies, Inc. (b)........................        124,125
     5,400 Exchange Applications, Inc. (b).......................        143,775
     3,800 FutureLink Corp. (b)..................................         27,313
     3,900 Informatica Corp. (b).................................        319,556
     9,400 InterTrust Technologies Corp. (b).....................        193,288
       500 InterWorld Corp. (b)..................................         10,250
     4,700 Interwoven, Inc. (b)..................................        516,926
     2,700 ISS Group, Inc. (b)...................................        266,583
     5,600 Mercator Software, Inc. (b)...........................        385,000

                                  Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Computer Software (continued)
    18,300 Mercury Interactive Corp. (b).........................   $  1,770,524
     2,500 Micromuse, Inc. (b)...................................        413,711
     2,200 Netegrity, Inc. (b)...................................        165,688
     4,500 NetIQ Corp. (b).......................................        268,313
     1,300 OnDisplay, Inc. (b)...................................        105,869
     4,400 Peregrine Systems, Inc. (b)...........................        152,625
     7,100 Pinnacle Systems, Inc. (b)............................        159,639
     2,600 Proxicom, Inc. (b)....................................        124,475
     4,400 Puma Technology, Inc. (b).............................        117,975
     6,300 Remedy Corp. (b)......................................        351,225
     3,800 RSA Security, Inc. (b)................................        263,150
     1,200 SilverStream Software, Inc. (b).......................         69,300
    13,100 Sybase, Inc. (b)......................................        301,300
     4,900 USinternetworking, Inc. (b)...........................        100,144
     5,100 Verity, Inc. (b)......................................        193,800
     8,600 Viant Corp. (b).......................................        254,775
     9,900 Wind River Systems, Inc. (b)..........................        374,963
                                                                    ------------
                                                                      10,400,895
                                                                    ------------
           Construction -- 0.31%
     2,900 Dycom Industries, Inc. (b)............................        133,400
     2,100 Insituform Technologies, Class - A....................         56,963
     2,400 NVR, Inc. (b).........................................        136,800
     9,750 Quanta Services, Inc. (b).............................        536,250
                                                                    ------------
                                                                         863,413
                                                                    ------------
           Education Services -- 0.05%
     2,300 Learning Tree International, Inc. (b).................        140,875
                                                                    ------------
           Electric Utility -- 0.44%
     9,300 Avista Corp...........................................        162,169
     2,900 Black Hills Corp......................................         65,431
     4,400 Cleco Corp............................................        147,400
     7,500 Energen Corp..........................................        163,594
     5,900 Hawaiian Electric Industries, Inc.....................        194,331
     9,683 MDU Resources Group, Inc..............................        209,395
     4,100 Northwestern Corp.....................................         94,813
     7,024 Sierra Pacific Resources..............................         88,239
     3,700 WPS Resources Corp....................................        111,231
                                                                    ------------
                                                                       1,236,603
                                                                    ------------
           Electrical & Electronics -- 0.74%
     6,200 Amkor Technologies, Inc. (b)..........................        218,938
     7,200 Cable Design Technologies Corp. (b)...................        241,200
     7,900 Coherent, Inc. (b)....................................        662,613
    10,000 Tektronix, Inc. (b)...................................        739,999
     4,500 Varian, Inc. (b)......................................        207,563
                                                                    ------------
                                                                       2,070,313
                                                                    ------------
           Electronic Components & Instruments -- 6.54%
     2,300 Advanced Energy Industries, Inc. (b)..................        135,556
     4,900 Aeroflex, Inc. (b)....................................        243,469
     5,400 Alpha Industries, Inc. (b)............................        237,938

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2000

                                   Security                            Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Common Stocks (continued)
           Geewax, Terker & Co. (continued)
           Electronic Components & Instruments (continued)
     4,200 Amphenol Corp., Class - A (b)..........................  $    277,988
     4,600 ANADIGICS, Inc. (b)....................................       156,688
     7,100 Asyst Technologies, Inc. (b)...........................       243,175
     3,400 ATMI, Inc. (b).........................................       158,100
     9,200 Belden, Inc............................................       235,750
     3,000 Burr-Brown Corp. (b)...................................       260,063
     2,600 C&D Technologies, Inc..................................       146,900
     6,300 C-Cube Microsystems, Inc. (b)..........................       123,638
     1,400 Caliper Technologies Corp. (b).........................        64,400
    10,600 Cirrus Logic, Inc. (b).................................       169,600
     3,800 Cognex Corp. (b).......................................       196,650
     5,260 Credence Systems Corp. (b).............................       290,286
     2,000 Cree, Inc. (b).........................................       267,000
     7,100 Cymer, Inc. (b)........................................       339,025
     8,500 Cypress Semiconductor Corp. (b)........................       359,125
     9,700 Dallas Semiconductor Corp..............................       395,275
     5,200 Elantec Semiconductor, Inc. (b)........................       362,050
     9,400 Electro Scientific Industries, Inc. (b)................       413,894
     1,200 ESCO Technologies, Inc. (b)............................        20,400
     1,000 Franklin Electric Co., Inc.............................        67,750
     2,000 GaSonics International Corp. (b).......................        78,875
     7,800 General Semiconductor, Inc. (b)........................       115,050
     2,100 Genlyte Group, Inc. (b)................................        44,231
     4,600 Harman International Industries, Inc...................       280,600
     4,000 Helix Technology Corp..................................       156,000
    25,400 Integrated Device Technology, Inc. (b).................     1,520,824
    10,200 Intergrated Silicon Solution, Inc. (b).................       387,600
     1,600 International Rectifier Corp. (b)......................        89,600
    11,200 Kemet Corp. (b)........................................       280,700
    15,800 Kent Electronics Corp. (b).............................       471,037
     3,300 Kopin Corp. (b)........................................       228,525
     3,900 Kulicke & Soffa Industries, Inc. (b)...................       231,563
    19,500 Lam Research Corp. (b).................................       731,249
     6,900 Lattice Semiconductor Corp. (b)........................       476,962
     3,800 Littelfuse, Inc. (b)...................................       186,200
    13,400 LTX Corp. (b)..........................................       468,163
     7,800 Mark IV Industries, Inc................................       162,825
     3,700 Mattson Technology, Inc. (b)...........................       120,250
     7,700 Methode Electronics, Inc...............................       297,413
     7,900 Micrel, Inc. (b).......................................       343,156
    12,400 MRV Communications, Inc. (b)...........................       833,899
     6,700 National Computer Systems, Inc.........................       329,975
     2,800 NVIDIA Corp. (b).......................................       177,975
     1,600 Park Electrochemical Corp..............................        57,700
     2,000 Pericom Semiconductor Corp. (b)........................       136,000
     9,000 PerkinElmer, Inc.......................................       595,124
     1,000 Photronics, Inc. (b)...................................        28,375
     5,000 Pioneer Standard Electronics, Inc......................        73,750

                                  Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Electronic Components & Instruments (continued)
     5,200 Plexus Corp. (b)......................................   $    587,599
     2,450 PRI Automation, Inc. (b)..............................        160,207
     5,300 Robotic Vision Systems, Inc. (b)......................         95,400
     1,200 Sawtek, Inc. (b)......................................         69,075
     4,500 Semtech Corp. (b).....................................        344,180
     2,000 Silicon Image, Inc. (b)...............................         99,750
     4,600 Technitrol, Inc.......................................        445,625
     3,400 Telcom Semiconductor, Inc. (b)........................        136,213
     6,500 Three-Five Systems, Inc. (b)..........................        383,500
     8,500 TranSwitch Corp. (b)..................................        656,093
     2,280 Trimble Navigation Ltd. (b)...........................        111,293
     5,400 Triquint Semiconductor, Inc. (b)......................        516,712
     1,800 Universal Electronics, Inc. (b).......................         44,213
     6,300 Varian Semiconductor Equipment Associates, Inc. (b)...        395,719
     3,000 Zoran Corp. (b).......................................        197,813
                                                                    ------------
                                                                      18,311,733
                                                                    ------------
           Electronics/Technology -- 0.10%
     4,200 Alliant Techsystems, Inc. (b).........................        283,238
                                                                    ------------
           Financial Services -- 0.74%
     2,400 Advanta Corp., Class - A..............................         29,250
    10,300 Allied Capital Corp...................................        175,100
    11,400 AmeriCredit Corp. (b).................................        193,800
     4,200 Eaton Vance Corp. ....................................        194,250
     7,900 Financial Federal Corp. (b)...........................        137,263
     9,100 Investment Technology Group, Inc. (b).................        359,449
    10,200 Investors Financial Services Corp.....................        404,812
     3,300 John Nuveen Co., Class - A............................        138,394
     1,000 Jones Lang LaSalle, Inc. (b)..........................         13,375
     2,700 LaBranche & Co., Inc. (b).............................         38,813
     8,300 Metris Co., Inc.......................................        208,538
     7,650 Raymond James Financial, Inc..........................        172,125
                                                                    ------------
                                                                       2,065,169
                                                                    ------------
           Food Processing -- 0.52%
     3,300 Agribrands International, Inc. (b)....................        138,394
     7,800 Corn Products International, Inc......................        208,163
     6,300 Dean Foods Co.........................................        199,631
     3,300 Hain Celestial Group, Inc. (b)........................        121,069
     6,500 Performance Food Group Co. (b)........................        208,000
     6,300 Ralcorp Holdings, Inc. (b)............................         77,175
    10,000 Suiza Foods Corp. (b).................................        488,749
                                                                    ------------
                                                                       1,441,181
                                                                    ------------
           Footwear -- 0.17%
     2,800 Payless ShoeSource, Inc. (b)..........................        143,500
     6,900 Reebok International Ltd. (b).........................        109,969
     2,300 Timberland Co., Class - A (b).........................        162,868
     6,700 Wolverine World Wide, Inc.............................         66,163
                                                                    ------------
                                                                         482,500
                                                                    ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2000

                                  Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Common Stocks (continued)
           Geewax, Terker & Co. (continued)
           Forest Products & Papers -- 0.02%
     2,300 Buckeye Technologies, Inc. (b)........................   $     50,456
                                                                    ------------
           Health Care -- 0.30%
     5,500 Advance Paradigm, Inc. (b)............................        112,750
     3,100 Apria Healthcare Group, Inc. (b)......................         37,975
     7,300 Coventry Health Care, Inc. (b)........................         97,295
    12,300 Orthodontic Centers of
            America, Inc. (b)....................................        278,288
     8,500 Quorum Health Group, Inc. (b).........................         87,656
     8,800 Renal Care Group, Inc. (b)............................        215,188
                                                                    ------------
                                                                         829,152
                                                                    ------------
           Homebuilders -- 0.17%
     7,400 Centex Corp...........................................        173,900
     4,100 Kaufman & Broad Home Corp.............................         81,231
     6,600 Lennar Corp...........................................        133,650
     2,300 Ryland Group, Inc.....................................         50,888
     2,000 Toll Brothers, Inc. (b)...............................         41,000
                                                                    ------------
                                                                         480,669
                                                                    ------------
           Hotel & Motel -- 0.02%
     6,100 Extended Stay America, Inc. (b).......................         56,425
                                                                    ------------
           Household Products -- 0.09%
    10,900 Tupperware Corp.......................................        239,800
                                                                    ------------
           Human Resources -- 0.12%
     1,900 Administaff, Inc. (b).................................        120,650
     4,100 Modis Professional Services, Inc. (b).................         31,263
     4,400 On Assignment, Inc. (b)...............................        134,199
     1,800 Volt Information Sciences, Inc. (b)...................         59,288
                                                                    ------------
                                                                         345,400
                                                                    ------------
           Insurance -- 0.57%
       600 Allegheny Corp. (b)...................................        100,800
     3,800 Arthur J. Gallagher & Co..............................        159,600
     1,020 Commerce Group, Inc...................................         30,090
     6,800 Fidelity National Financial, Inc......................        124,525
    10,950 First American Financial Corp.........................        156,722
     5,100 First Health Group Corp. (b)..........................        167,344
    12,400 Foundation Health Systems, Inc.,
            Class - A (b)........................................        161,200
     6,300 Leucadia National Corp................................        143,719
     4,100 Mid Atlantic Medical
            Services, Inc. (b)...................................         55,350
     1,800 Nanogen, Inc. (b).....................................         76,388
     8,300 Radian Group, Inc.....................................        429,524
                                                                    ------------
                                                                       1,605,262
                                                                    ------------
           Machinery & Engineering -- 0.27%
    10,600 AGCO Corp.............................................        129,850
     2,700 Applied Power, Inc., Class - A........................         90,450
     3,900 Kennametal, Inc.......................................         83,606

                                  Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Machinery & Engineering (continued)
     9,600 Lone Star Technologies, Inc. (b)......................   $    444,000
                                                                    ------------
                                                                         747,906
                                                                    ------------
           Manufacturing -- 0.61%
     2,300 Applica, Inc. (b).....................................         26,019
     8,200 Aptargroup, Inc.......................................        221,399
     6,300 Blyth Industries, Inc.................................        185,850
     4,750 Donaldson Co., Inc....................................         93,813
     5,900 Harsco Corp...........................................        150,450
     3,800 Idex Corp.............................................        119,938
     3,100 Lennox International, Inc.............................         41,075
     1,840 Manitowoc Co., Inc....................................         49,220
     6,900 Mettler - Toledo International, Inc. (b)..............        275,999
     1,900 Milacron, Inc.........................................         27,550
     2,100 Salton, Inc. (b)......................................         77,438
     4,400 Simpson Manufacturing Co., Inc. (b)...................        210,375
     3,400 Toro Co...............................................        111,988
     4,200 York International Corp...............................        106,050
                                                                    ------------
                                                                       1,697,164
                                                                    ------------
           Medical -- Biotechnology -- 1.53%
     2,400 Abgenix, Inc. (b).....................................        287,663
     1,400 Affymetrix, Inc. (b)..................................        231,175
     4,150 Aurora Biosciences Corp. (b)..........................        282,978
     2,200 Avigen, Inc. (b)......................................         96,525
     6,400 Celgene Corp. (b).....................................        376,799
       800 Cerus Corp. (b).......................................         40,950
     7,450 CuraGen Corp. (b).....................................        283,566
     2,800 Human Genome Sciences, Inc. (b).......................        373,450
     5,000 Immunomedics, Inc. (b)................................        122,500
       900 IntraBiotics Pharmaceuticals, Inc. (b)................         24,019
     6,100 Maxim Pharmaceuticals, Inc. (b).......................        313,388
     3,800 Maxygen, Inc. (b).....................................        215,709
     1,000 Myriad Genetics, Inc. (b).............................        148,078
     2,100 Protein Design Labs, Inc. (b).........................        346,402
     7,700 Quest Diagnostics, Inc. (b)...........................        575,574
     1,000 Syncor International Corp. (b)........................         72,000
     2,800 TECHNE Corp. (b)......................................        364,000
     2,700 Titan Pharmaceutical, Inc. (b)........................        116,100
                                                                    ------------
                                                                       4,270,876
                                                                    ------------
           Medical Supplies -- 0.57%
     2,500 Arthrocare Corp. (b)..................................        133,125
     4,900 Conmed Corp. (b)......................................        126,788
     4,100 Datascope Corp........................................        147,600
     1,400 Inhale Therapeutic Systems, Inc. (b)..................        142,056
     4,800 Invacare Corp.........................................        126,000
     5,500 Medicis Pharmaceutical Corp. (b)......................        313,499
     2,000 Patterson Dental Co. (b)..............................        102,000
     1,200 Polymedica Corp. (b)..................................         51,900
     1,000 Respironics, Inc. (b).................................         18,000

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2000

                                  Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Common Stocks (continued)
           Geewax, Terker & Co. (continued)
           Medical Supplies (continued)
     6,800 Varian Medical Systems, Inc...........................   $    266,050
     4,900 Vital Signs, Inc......................................         88,813
     1,500 Zoll Medical Corp. (b)................................         73,500
                                                                    ------------
                                                                       1,589,331
                                                                    ------------
           Natural Gas Utilities -- 0.40%
     1,950 Equitable Resources, Inc..............................         94,088
     6,400 Laclede Gas Co........................................        123,200
     4,100 New Jersey Resources Corp.............................        156,056
     3,800 Northwest Natural Gas Co. ............................         85,025
     2,000 NUI Corp..............................................         54,000
     6,800 Oneok, Inc............................................        176,375
     3,700 Piedmont Natural Gas Co., Inc.........................         98,281
     1,600 South Jersey Industries, Inc..........................         41,600
     4,300 UGI Corp..............................................         88,150
     8,300 Washington Gas Light Co...............................        199,719
                                                                    ------------
                                                                       1,116,494
                                                                    ------------
           Office Furniture & Business Equipment -- 0.03%
     3,500 Hon Industries, Inc...................................         82,250
                                                                    ------------
           Oil & Gas -- 1.15%
     1,350 Cabot Oil & Gas Corp..................................         28,603
     2,200 Comstock Resources, Inc. (b)..........................         17,600
    10,150 Forest Oil Corp. (b)..................................        161,766
     5,700 Hanover Compressor Co. (b)............................        216,600
     6,500 Helmerich & Payne, Inc................................        230,750
    18,200 Key Energy Services, Inc. (b).........................        175,175
     1,100 Louis Dreyfus Natural Gas Corp. (b)...................         34,444
     1,300 Midcoast Energy Resources, Inc........................         20,475
     2,300 Newfield Exploration Co. (b)..........................         89,988
     2,300 Nuevo Energy Co. (b)..................................         43,413
     3,500 Oceaneering International, Inc. (b)...................         66,500
     1,300 Patina Oil & Gas Corp.................................         26,975
    12,600 Pennzoil-Quaker State Co..............................        151,988
    18,500 Pioneer Natural Resources Co. (b).....................        235,874
    12,100 Pogo Producing Co.....................................        267,712
     1,400 Pure Resources, Inc. (b)..............................         25,025
     3,600 SEACOR SMIT, Inc. (b).................................        139,275
     5,300 Stone Energy Corp. (b)................................        316,674
    11,400 Superior Energy Services, Inc. (b)....................        118,275
     7,000 Swift Energy Co. (b)..................................        198,625
     8,600 Tesoro Petroleum Corp. (b)............................         87,075
     5,900 Tom Brown, Inc. (b)...................................        136,069
     9,200 Unit Corp. (b)........................................        124,200
    13,400 Vintage Petroleum, Inc................................        302,337
                                                                    ------------
                                                                       3,215,418
                                                                    ------------

                                  Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Packaging/Containers -- 0.08%
     3,800 Ball Corp.............................................   $    122,312
     2,300 Packaging Corporation of America (b)..................         23,288
     6,200 Paxar Corp. (b).......................................         74,013
                                                                    ------------
                                                                         219,613
                                                                    ------------
           Paper Products -- 0.19%
     2,800 Caraustar Industries, Inc.............................         42,350
     7,700 Glatfelter (P.H.) Co..................................         78,444
     5,000 Potlatch Corp.........................................        165,625
     5,000 Rayonier, Inc.........................................        179,375
     8,700 Wausau-Mosinee Paper Corp.............................         74,494
                                                                    ------------
                                                                         540,288
                                                                    ------------
           Pharmaceuticals -- 1.22%
     5,400 Alkermes, Inc. (b)....................................        254,474
     4,700 Alpharma, Inc.........................................        292,574
     3,450 Barr Laboratories, Inc. (b)...........................        154,603
     4,500 Bindley Western Industries, Inc.......................        118,969
     2,000 Cor Therapeutics, Inc. (b)............................        170,625
     7,900 Cubist Pharmaceuticals, Inc. (b)......................        389,074
    11,300 Dura Pharmaceuticals, Inc. (b)........................        162,438
     2,400 Emisphere Technology, Inc. (b)........................        102,263
     5,920 Enzon, Inc. (b).......................................        251,600
     2,200 GelTex Pharmaceuticals, Inc. (b)......................         44,963
     1,850 King Pharmaceuticals, Inc. (b)........................         81,169
     6,600 Mentor Corp...........................................        179,438
     3,600 Millennium Pharmaceuticals, Inc. (b)..................        402,749
     3,700 Noven Pharmaceuticals, Inc. (b).......................        111,231
    12,400 Omnicare, Inc.........................................        112,375
       700 Praecis Pharmaceuticals, Inc. (b).....................         19,513
     1,900 Sangstat Medical Corp. (b)............................         54,863
     2,300 Supergen, Inc. (b)....................................         83,375
     2,200 Trimeris, Inc. (b)....................................        153,863
     2,500 United Therapeutics Corp. (b).........................        270,937
                                                                    ------------
                                                                       3,411,096
                                                                    ------------
           Photographic Equipment & Supplies -- 0.05%
       100 Concord Camera Corp. (b)..............................          2,088
     7,200 Polaroid Corp.........................................        130,050
                                                                    ------------
                                                                         132,138
                                                                    ------------
           Prod/Technology
            Equipment -- 0.55%
    16,400 Celera Genomics Group (b).............................      1,533,400
                                                                    ------------
           Publishing & Printing -- 0.29%
     5,600 American Greetings Corp., Class - A...................        106,400
     2,800 Journal Register Co. (b)..............................         51,100
     3,300 Scholastic Corp. (b)..................................        201,713

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2000

                                  Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Common Stocks (continued)
           Geewax, Terker & Co. (continued)
           Publishing & Printing (continued)
     5,200 Valassis Communications, Inc. (b).....................   $    198,250
    10,100 Wiley (John) & Sons ..................................        227,250
     3,800 Ziff-Davis, Inc. (b)..................................         34,200
                                                                    ------------
                                                                         818,913
                                                                    ------------
           Real Estate -- 1.08%
       700 Alexandria Real Estate Equities, Inc..................         24,019
     4,700 Bedford Property Investors, Inc.......................         87,244
     5,700 BRE Properties, Inc...................................        164,588
     4,800 Camden Property Trust.................................        141,000
     4,300 Catellus Development Corp. (b)........................         64,500
     3,400 Chelsea GCA Realty, Inc...............................        117,513
    10,400 Developers Diversified Realty Corp....................        155,350
     4,000 EastGroup Properties, Inc.............................         84,250
     4,500 Forest City Enterprises, Inc.,
            Class - A ...........................................        150,188
     7,100 Glenborough Realty Trust, Inc.........................        123,806
     6,400 Health Care REIT, Inc.................................        104,000
     7,000 Healthcare Realty Trust, Inc..........................        119,438
    11,500 IndyMac Mortgage Holdings, Inc. (b)...................        155,969
     4,600 LNR Property Corp.....................................         89,700
    14,500 MeriStar Hospitality Corp.............................        304,499
     8,300 Nationwide Health Properties, Inc.....................        115,681
     5,300 Pacific Gulf Properties, Inc..........................        132,831
     3,700 Parkway Properties, Inc...............................        112,850
     8,600 Prentiss Properties Trust.............................        206,400
     6,000 PS Business Parks, Inc................................        144,000
    11,900 Regency Realty Corp...................................        273,699
     6,700 Summit Properties, Inc. (b)...........................        140,700
                                                                    ------------
                                                                       3,012,225
                                                                    ------------
           Recreation -- 0.19%
       700 Anchor Gaming (b).....................................         33,556
    17,900 Callaway Golf Co......................................        291,994
     4,500 Polaris Industries, Inc...............................        144,000
     4,600 Trendwest Resorts, Inc (b)............................         74,175
                                                                    ------------
                                                                         543,725
                                                                    ------------
           Rental & Leasing -- 0.04%
     2,400 Avis Rent a Car, Inc. (b).............................         45,000
    10,900 Rollins Truck Leasing, Inc............................         75,619
                                                                    ------------
                                                                         120,619
                                                                    ------------
           Restaurants -- 0.36%
     3,100 Applebee's International, Inc.........................         93,969
     8,900 CBRL Group, Inc.......................................        130,719
     4,800 CEC Entertainment, Inc. (b)...........................        123,000
     5,250 Cheesecake Factory, Inc. (b)..........................        144,375
     5,937 IHOP Corp. (b)........................................         99,445
     6,300 Jack in the Box, Inc. (b).............................        155,137

                                  Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Restaurants (continued)
       400 Krispy Kreme Doughnuts, Inc. (b)......................   $     29,400
    11,514 Ruby Tuesday, Inc. (b)................................        144,644
     3,250 Sonic, Inc. (b).......................................         95,469
                                                                    ------------
                                                                       1,016,158
                                                                    ------------
           Retail -- 0.72%
     3,233 99 Cents Only Stores (b)..............................        128,916
     5,500 Barnes & Noble, Inc. (b)..............................        122,375
     8,000 Borders Group, Inc. (b)...............................        124,500
     6,300 Cato Corp.............................................         73,238
    18,300 Charming Shoppes, Inc. (b)............................         93,216
     3,600 Cost Plus, Inc. (b)...................................        103,275
     1,300 Footstar, Inc. (b)....................................         43,225
     1,000 Fred's, Inc...........................................         18,000
     7,500 Linens 'N Things, Inc. (b)............................        203,438
     5,200 Men's Wearhouse, Inc. (b).............................        116,025
     6,400 Michaels Stores, Inc. (b).............................        293,199
     2,700 Pacific Sunwear of California, Inc. (b)...............         50,625
    17,400 Pier 1 Imports, Inc...................................        169,650
     6,800 Shopko Stores, Inc. (b)...............................        104,550
     4,800 Talbots, Inc..........................................        263,700
    11,600 Venator Group, Inc. (b)...............................        118,900
                                                                    ------------
                                                                       2,026,832
                                                                    ------------
           Rubber & Plastics -- 0.11%
    10,600 Cooper Tire & Rubber Co...............................        117,925
     4,200 Rogers Corp. (b)......................................        147,000
     2,600 Tredegar Corp.........................................         49,400
                                                                    ------------
                                                                         314,325
                                                                    ------------
           Security Services -- 0.10%
    18,400 Sensormatic Electronics Corp. (b).....................        290,950
                                                                    ------------
           Steel -- 0.10%
     3,700 Commercial Metals Co..................................        101,750
     5,250 Reliance Steel & Aluminum Co..........................        100,406
     7,700 Worthington Industries, Inc...........................         80,850
                                                                    ------------
                                                                         283,006
                                                                    ------------
           Telecommunications -- 0.99%
     1,400 Adtran, Inc. (b)......................................         83,825
     1,300 Alaska Communications Systems Group, Inc. (b).........         13,488
     6,200 CapRock Communications Corp. (b)......................        120,900
     1,400 Commonwealth Telephone
            Enterprises, Inc. (b)................................         65,888
     9,590 Commscope, Inc. (b)...................................        393,189
     9,800 ICG Communications, Inc. (b)..........................        216,213
     4,000 IDT Corp. (b).........................................        135,750
    10,600 Intermedia Communications, Inc. (b)...................        315,349

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2000


                                  Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------
           Common Stocks (continued)
           Geewax, Terker & Co. (continued)
           Telecommunications (continued)
     2,350 MasTec, Inc. (b)......................................   $     89,741
     2,200 Plantronics, Inc. (b).................................        254,100
     5,800 Powertel, Inc. (b)....................................        411,437
     6,600 Powerwave Technologies, Inc. (b)......................        290,400
     5,300 Primus Telecommunications Group, Inc. (b).............        131,838
     4,700 SBA Communications Corp. (b)..........................        244,106
                                                                    ------------
                                                                       2,766,224
                                                                    ------------
           Telecommunications
           Equipment -- 1.48%
     8,360 Advanced Fibre Communication, Inc. (b)................        378,813
     3,400 Allied Riser Communications Corp. (b).................         48,025
     3,100 Anaren Microwave, Inc. (b)............................        406,826
     1,000 Andrew Corp. (b)......................................         33,563
     1,300 Carrier Access Corp. (b)..............................         68,738
    14,300 Digital Microwave Corp. (b)...........................        545,187
     1,200 DSP Group, Inc. (b)...................................         67,200
     3,187 Harmonic, Inc. (b)....................................         79,675
     5,600 Illuminet Holdings, Inc. (b)..........................        284,900
     2,100 ITXC Corp. (b)........................................         74,353
     4,400 Natural Microsystems Corp. (b)........................        494,724
     1,900 Paradyne Network, Inc. (b)............................         61,869
     4,500 Proxim, Inc. (b)......................................        445,358
     5,700 Remec, Inc. (b).......................................        238,688
     2,800 Tekelec (b)...........................................        134,925
     4,100 Terayon Communication Systems, Inc. (b)...............        263,361
     2,900 Tollgrade Communications, Inc. (b)....................        384,250
     1,100 ViaSat, Inc. (b)......................................         59,675
     3,800 Westell Technologies, Inc. (b)........................         57,000
                                                                    ------------
                                                                       4,127,130
                                                                    ------------
           Textiles & Apparel -- 0.02%
     4,250 Quiksilver, Inc. (b)..................................         66,141
                                                                    ------------
           Tobacco -- 0.04%
     5,100 Universal Corp........................................        107,738
                                                                    ------------
           Toys -- 0.03%
     6,400 JAKKS Pacific, Inc. (b)...............................         94,400
                                                                    ------------

  Shares or
  Principal                       Security                            Value
   Amount                        Description                        (Note 2)
  ---------                      -----------                        --------
             Transportation -- 0.51%
       7,800 American Freightways Corp. (b)....................   $     113,100
       1,700 Arkansas Best Corp. (b)...........................          16,894
       2,700 Atlas Air, Inc....................................          96,863
       6,600 CH Robinson Worldwide, Inc........................         326,699
       3,255 Iron Mountain, Inc. (b)...........................         110,670
       4,700 Kirby Corp. (b)...................................          99,875
         700 Landstar System, Inc. (b).........................          41,694
       4,550 Midwest Express Holdings, Inc. (b)................          97,825
       3,600 Overseas Shipholding Group, Inc...................          88,650
       3,800 Roadway Express, Inc..............................          89,063
       3,500 Skywest, Inc......................................         129,719
       5,900 U.S. Freightways Corp.............................         144,918
       7,050 Werner Enterprises, Inc...........................          81,516
                                                                  -------------
                                                                      1,437,486
                                                                  -------------
             Water Utility -- 0.12%
       3,500 American States Water Co..........................         104,125
       2,400 California Water Sevice Group.....................          58,200
       8,200 Philadelphia Suburban Corp........................         168,100
                                                                  -------------
                                                                        330,425
                                                                  -------------
             Total -- Geewax, Terker & Co. (cost $78,863,361)..      93,218,068
                                                                  -------------
             Total Common Stocks (cost $212,585,892)...........     266,899,245
                                                                  -------------
             Short-Term Investments -- 5.19%
             Frontier Capital Management Co. -- 4.59%
             Repurchase Agreements -- 4.59%
 $12,836,549 Deutsche Bank, Repurchase Agreement, Dated
              6/30/00, due 7/3/00 at 6.10% with maturity value
              of $12,843,074, (Collateralized by $12,908,000
              U.S.Treasury Bond 5.13%, 7/3/00, value
              $12,891,865).....................................      12,836,549
                                                                  -------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2000

 Principal                        Security                           Value
   Amount                       Description                         (Note 2)
 ---------                      -----------                         --------
            Short-Term Investments (continued)
            Geewax, Terker & Co. -- 0.60%
            Repurchase Agreements -- 0.60%
 $1,682,544 Deutsche Bank, Repurchase Agreement, Dated 6/30/00,
             due 7/3/00 at 5.25% with maturity value of
             $1,683,268, (Collateralized by $1,505,000
             U.S.Treasury Bond 10.75%, 2/15/03, value
             $1,718,770).......................................   $  1,682,544
                                                                  ------------
            Total -- Short-Term Investments (cost
             $14,519,093)......................................     14,519,093
                                                                  ------------
            Total Investments (cost $227,104,985) (a) --
              100.58%..........................................    281,418,338
            Liabilities in Excess of Other Assets -- 0.58%.....     (1,633,952)
                                                                  ------------
            Total Net Assets -- 100.00%........................   $279,784,386
                                                                  ============

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $524,590. Cost for federal income tax and financial reporting purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation........................................ $ 73,344,688
   Unrealized depreciation........................................  (19,555,925)
                                                                   ------------
   Net unrealized appreciation.................................... $ 53,788,763
                                                                   ============

(b)  Non-income producing securities


See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
International Equity Portfolio
Portfolio of Investments -- June 30, 2000

                                 Security                            Value
 Shares                        Description                          (Note 2)
 ------                        -----------                          --------
         Common/Preferred Stocks -- 93.28%
         Artisan Partners LP -- 48.99%
         Australia -- 0.51%
 658,200 Cable & Wireless Optus Ltd. (Telecommunications
          Services) (b).........................................  $  1,968,080
                                                                  ------------
         Belgium -- 0.68%
 217,600 Global Telesystems Group, Inc. (Telephone) (b).........     2,624,800
                                                                  ------------
         Brazil -- 0.50%
   1,803 Tele Norte Leste Participacoes SA -
          ADR (Telecommunications Services).....................        42,596
   3,080 Tele Sudeste Celular Participacoes SA -
          ADR (Telecommunications Services).....................        93,940
  15,400 Telecominicacoes de Sao Paulo SA -
          ADR (Telecommunications Services).....................       284,900
  15,400 Telecomunicacoes Brasileiras SA - ADR
          (Telecommunications Services).........................     1,495,725
                                                                  ------------
                                                                     1,917,161
                                                                  ------------
         Canada -- 4.54%
 177,500 AT&T Canada, Inc. (Telecommunications Services) (b)....     5,890,781
      88 BCE, Inc. (Telecommunications Services)................         2,076
  93,050 Clearnet Communications, Inc., Class -
          A (Telecommunications Services) (b)...................     2,583,591
  54,540 Cognos, Inc. (Software)................................     2,256,593
  61,067 Corus Entertainment, Inc., Class - B (Media) (b).......     1,627,993
     137 Nortel Networks Corp. (Telecommunications Equipment)...         9,496
  52,300 Nortel Networks Corp. - ADR (Telecommunications
          Equipment)............................................     3,569,475
  16,000 Open Text Corp. (Software).............................       344,000
  39,900 Rogers Communications, Inc., Class - B
          (Telecommunications Services).........................     1,129,675
                                                                  ------------
                                                                    17,413,680
                                                                  ------------
         Finland -- 1.37%
  15,400 Helsingin Puhelin (Telephone)..........................     1,514,610
  53,000 Nokia Corp. - ADR (Telecommunications Equipment).......     2,646,687
  24,200 Sonera (Telecommunications Services)...................     1,107,699
                                                                  ------------
                                                                     5,268,996
                                                                  ------------
         France -- 4.01%
   2,002 Bouygues SA (Engineering & Building Construction)......     1,343,368
  27,500 Club Mediterranee SA (Commercial/Leisure Time
          Services).............................................     3,740,658
  27,800 Equant NV (Computers)..................................     1,134,173
  24,535 Lagardere SA (Diversified Operations)..................     1,881,520
  37,300 Schneider Electric SA (Machinery/Hand-machine Tools)...     2,610,144

                                 Security                             Value
 Shares                        Description                           (Note 2)
 ------                        -----------                           --------
         France (continued)
   3,773 SPIR Communication (Publishing & Printing).............   $    284,277
  17,425 Suez Lyonnaise DES Eaux SA (Building Materials)........      3,065,079
  13,573 Unilog SA (Computers)..................................      1,325,815
                                                                   ------------
                                                                     15,385,034
                                                                   ------------
         Germany -- 2.18%
  49,400 Dresdner Bank AG (Banking).............................      2,055,178
   1,300 Endeman!! Internet AG (Internet Software)..............         61,685
  31,900 ProSieben Media AG (Media) (b).........................      4,005,851
  21,300 Software AG (Software) (b).............................      1,970,334
   2,275 United Internet AG (Advertising) (b)...................        280,232
                                                                   ------------
                                                                      8,373,280
                                                                   ------------
         Hong Kong -- 1.56%
 680,200 China Telecom (Hong Kong) Ltd. (Cellular
          Telecommunications Services) (b)......................      5,999,174
                                                                   ------------
         Ireland -- 0.46%
 281,800 Bank of Ireland (Banking)..............................      1,770,706
                                                                   ------------
         Italy -- 3.00%
 153,700 Autogrill SpA (Retail - Restaurants)...................      1,645,735
 132,800 Autostrade Concessioni e Costruzioni SpA
          (Transportation)......................................        998,038
  49,200 Class Editorial SpA (Media)............................        723,475
 139,600 Finanziaria Di Partecipazioni SpA (Diversified
          Operations)...........................................      1,164,227
  22,830 Gucci Group NV (Apparel)...............................      2,163,143
 709,200 Olivetti SpA (Telecommunications Services) (b).........      2,590,159
 459,300 Unicredito Italiano SpA (Banking)......................      2,205,804
                                                                   ------------
                                                                     11,490,581
                                                                   ------------
         Japan -- 9.18%
  30,000 Asatsu-Dk, Inc (Advertising)...........................      1,233,442
  84,900 Banyu Pharmaceutical Co. Ltd. (Pharmaceuticals)........      2,082,347
  25,100 Canon, Inc. (Business Equipment).......................      1,252,610
  75,600 Daiwa Securities Group, Inc. (Diversified Financial
          Services).............................................      1,000,364
  22,200 Focus Systems Corp. (Software).........................        898,059
 109,600 Fujitsu Ltd. (Computers)...............................      3,801,761
 109,700 NEC Corp. (Electronics)................................      3,452,701
  33,900 Nihon Unisys Ltd. (Software)...........................        687,282
     407 Nippon Telegraph & Telephone Corp. (Telephone).........      5,424,024
   2,000 Nippon Television Network Corp. (Media)................      1,304,329
      38 NTT Mobile Communications Network, Inc. (Cellular
          Telecom)..............................................      1,030,798

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
International Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2000

                                 Security                            Value
 Shares                        Description                          (Note 2)
 ------                        -----------                          --------
         Common/Preferred Stocks (continued)
         Artisan Partners LP (continued)
         Japan (continued)
  51,800 Promise Co. Ltd. (Diversified Financial Services)......  $  4,102,815
  20,200 Takefuji Corp. (Diversified Financial Services)........     2,445,731
   6,400 Toho Co. Ltd. (Media)..................................     1,092,461
  88,000 Tokyo Broadcasting System Inc. (Media).................     3,809,398
  28,200 Toyo Information Systems Co. Ltd (Information
          Technology Services)..................................     1,569,902
                                                                  ------------
                                                                    35,188,024
                                                                  ------------
         Luxembourg -- 0.20%
   6,000 Compagnie Luxembourgeoise pour l'Audio-Visual et la
          Finance (Media/Television)............................       776,458
                                                                  ------------
         Mexico -- 0.51%
  11,600 Grupo Iusacell SA de CV - ADR (Telecommunications
          Services).............................................       181,250
 757,600 Wal-Mart De Mexico (Retail) (b)........................     1,777,937
                                                                  ------------
                                                                     1,959,187
                                                                  ------------
         Netherlands -- 2.35%
  11,100 ASR Verzekeringsgroep NV (Insurance)...................       577,771
  24,200 Koninklijke KPN NV (Telecommunications Services).......     1,086,820
  94,100 UnitedGlobalCom, Inc. - ADR (Media)....................     4,399,176
  33,400 VNU NV (Media).........................................     1,732,114
  46,000 Wolters Kluwer NV (Publishing & Printing)..............     1,230,254
                                                                  ------------
                                                                     9,026,135
                                                                  ------------
         New Zealand -- 0.10%
 272,300 Contact Energy Ltd. (Electric Utility).................       365,332
                                                                  ------------
         Portugal -- 0.20%
  66,800 Portugal Telecom SA - Registered (Telecommunications
          Services).............................................       753,038
                                                                  ------------
         Singapore -- 0.90%
 175,450 DBS Group Holdings Ltd. (Banking)......................     2,252,770
 172,900 Oversea-Chinese Banking Corp. Ltd. (Banking)...........     1,190,015
                                                                  ------------
                                                                     3,442,785
                                                                  ------------
         South Korea -- 0.44%
  46,300 SK Telecom Co. Ltd. - ADR (Cellular Telecommunication
          Services).............................................     1,681,269
                                                                  ------------
         Spain -- 1.81%
 147,700 Altadis SA (Tobacco)...................................     2,278,082
 120,299 Banco Bilbao Vizcaya Argentaria SA (Banking)...........     1,804,717

                                 Security                             Value
 Shares                         Description                          (Note 2)
 ------                         -----------                          --------
         Spain (continued)
 143,100 Banco Santander Central Hispano SA (Banking)............  $  1,515,775
  85,300 Centros Comerciales Pryca SA (Retail)...................     1,225,698
   5,000 Grupo Prisa SA (Media)..................................       116,469
                                                                   ------------
                                                                      6,940,741
                                                                   ------------
         Sweden -- 0.72%
  47,528 Pharmacia Corp. (Pharmaceuticals).......................     2,456,604
  14,100 Utfors AB (Telecommunications Services).................       313,486
                                                                   ------------
                                                                      2,770,090
                                                                   ------------
         Switzerland -- 3.80%
  32,100 ABB Ltd. - (Engineering & Construction).................     3,854,412
  15,850 Charles Voegele Holding AG Registered (Retail)..........     3,128,934
   2,885 Geberit Internatinal AG (Building Materials) (b)........       966,951
     652 Julius Baer Holding AG, Class - B (Banking).............     2,586,243
  27,410 UBS AG (Banking)........................................     4,028,739
                                                                   ------------
                                                                     14,565,279
                                                                   ------------
         United Kingdom -- 9.97%
 332,200 Abbey National PLC (Banking)............................     3,973,053
 174,800 Alliance & Leicester PLC (Banking)......................     1,521,622
  34,100 Cable & Wireless PLC (Telecommunications Services)......       579,222
 178,625 Carlton Communications PLC (Media)......................     2,297,223
 134,200 Compass Group PLC (Food Services).......................     1,768,556
 281,200 Diageo PLC (Food & Beverages)...........................     2,518,069
 417,300 Granada Group PLC (Diversified Operations)..............     4,169,557
 272,300 Kingfisher PLC (Retail).................................     2,479,596
 596,800 Lloyds TSB Group PLC (Banking)..........................     5,655,886
 182,700 Northern Rock PLC (Banking) ............................       940,405
  51,900 NTL, Inc. (Telecommunications Services).................     3,107,513
 139,300 Reckitt & Benckiser PLC (Household Products)............     1,560,560
 281,000 Royal & Sun Alliance Insurance Group PLC (Insurance)....     1,817,548
 433,900 Saatchi & Saatchi PLC (Advertising).....................     2,788,463
  68,900 Schroders PLC (Financial Services)......................     1,239,177
  30,600 TI Group PLC (Manufacturing -Diversified)...............       165,150
 405,659 Vodafone AirTouch PLC (Telecommunications Services).....     1,639,721
                                                                   ------------
                                                                     38,221,321
                                                                   ------------
         Total -- Artisan Partners LP (cost $177,646,920)........   187,901,152
                                                                   ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
International Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2000

                                 Security                            Value
 Shares                        Description                          (Note 2)
 ------                        -----------                          --------
         Common/Preferred Stocks (continued)
         Capital Gaurdian Trust Company -- 44.29%
         Australia -- 1.46%
 144,000 Australia & New Zealand Banking Group Ltd. (Banking)
          (b)...................................................  $  1,107,560
 150,300 Broken Hill Proprietary Co. Ltd.
          (Metals - Diversified)................................     1,782,303
   5,900 Broken Hill Proprietary Co. Ltd. - ADR (Metals -
           Diversified) ........................................       140,125
 154,000 Cable & Wireless Optus Ltd. (Telecommunications
          Services).............................................       460,475
  30,000 News Corp. Ltd. (Multimedia)...........................       414,290
  32,876 News Corp. Ltd. Pfd. (Multimedia)......................       398,046
 178,000 Westpac Banking Corp. (Financial)......................     1,287,842
                                                                  ------------
                                                                     5,590,641
                                                                  ------------
         Brazil -- 0.15%
  32,000 Telecominicacoes de Sao Paulo SA -
          ADR (Telecommunications Services).....................       592,000
                                                                  ------------
         Canada -- 1.63%
  43,400 Bank of Nova Scotia (Banking)..........................     1,066,203
  18,000 Bombardier, Inc., Class - B (Manufacturing -
           Diversified).........................................       488,368
  52,000 Inco Ltd. (Metals - Diversified).......................       796,669
  21,100 Manulife Financial Corp. (Insurance)...................       371,682
  18,000 Nortel Networks Corp. (Telecommunication Equipment)....     1,228,500
  42,000 Thomson Corp. (Publishing & Printing)..................     1,435,747
  35,000 Toronto-Dominion Bank (Banking)........................       850,392
                                                                  ------------
                                                                     6,237,561
                                                                  ------------
         Finland -- 1.57%
  12,500 Nokia Corp. - ADR (Telecommunications Equipment) (b)...       624,219
  88,100 Nokia, Class - A (Telecommunications Services).........     4,513,947
  34,800 UPM-Kymmene (Paper Products)...........................       867,332
                                                                  ------------
                                                                     6,005,498
                                                                  ------------
         France -- 3.23%
   5,900 Banque Nationale de Paris (Financial)..................       570,093
   3,000 Bouygues SA (Construction) (b).........................     2,013,038
   6,000 Carrefour SA (Food - Retail)...........................       411,810
   6,336 Cie de St. Gobain (Compagniede)........................       860,025
   6,880 Groupe Danone (Food Products & Services)...............       916,719
   1,200 Louis Vuitton Moet Hennessy (Beverages) (b)............       496,818
   4,800 Michelin, Class - B (Tire & Rubber)....................       154,648
   7,000 Pechiney Cert. D'Invest (Metals).......................       293,233
   3,000 Peugeot SA (Auto Related)..............................       604,487
  34,400 Sanofi-Synthelabo SA (Pharmaceuticals) (b).............     1,645,477

                                 Security                             Value
 Shares                        Description                           (Note 2)
 ------                        -----------                           --------
         France (continued)
  11,000 Societe BIC SA (Office Products) (b)...................   $    540,932
  12,000 Societe Television Francaise 1 (Media).................        839,725
   6,000 STMicroelectronics NV (Semiconductors).................        379,602
  27,000 STMicroelectronics NV - ADR (Semiconductors)...........      1,733,062
  10,571 Vivendi (Commercial Services) (b)......................        936,819
                                                                   ------------
                                                                     12,396,488
                                                                   ------------
         Germany -- 2.96%
   5,600 Aixtron AG (Semiconductors)............................        770,323
   2,000 Allianz AG Holdings (Multi-Line Insurance) (b).........        728,528
  21,400 Bayerische Motoren Werke AG (Auto Manufacturers).......        648,237
   6,000 DaimlerChrysler AG (Automobiles).......................        316,047
  10,400 Deutsche Telecom AG (Telecommunications Services)......        594,172
   3,000 Epcos AG (Electronic Components).......................        300,489
  13,100 Infineon Technologies AG (Semiconductors)..............      1,042,275
  43,600 Infineon Technologies AG - ADR (Semiconductors)........      3,455,300
   1,700 Intershop Communications AG (Telecommunications
          Services).............................................        777,158
  18,000 Siemens AG (Manufacturing).............................      2,717,602
                                                                   ------------
                                                                     11,350,131
                                                                   ------------
         Hong Kong -- 0.73%
 150,000 Hong Kong Telecommunications (Telecommunicatons
          Services).............................................        330,018
 111,100 Hutchison Whampoa (Diversified Operations).............      1,396,761
 105,500 Johnson Electric Holdings Ltd. (Electronic Components)
          (b)...................................................        998,152
  15,000 Li & Fung Ltd. (Wholesale Distribution)................         75,048
                                                                   ------------
                                                                      2,799,979
                                                                   ------------
         Ireland -- 0.37%
  67,000 Allied Irish Banks PLC (Banking).......................        603,720
  44,000 CRH PLC (Construction) (b).............................        799,272
                                                                   ------------
                                                                      1,402,992
                                                                   ------------
         Italy -- 1.05%
  16,750 Assic Generali (Insurance).............................        576,424
 125,000 Credito Italiano (Financial - Banking).................        600,317
     400 ENI - ADR (Oil)........................................         23,275
 329,000 Ente Nazionale Idrocarburi (Insurance).................      1,908,025
  30,000 Telecom Italia (Telecommunications Services)...........        414,111
  50,000 Telecom Italia Mobile de Risp (Telecommunications
          Services).............................................        512,846
                                                                   ------------
                                                                      4,034,998
                                                                   ------------


See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
International Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2000

                                 Security                            Value
 Shares                        Description                          (Note 2)
 ------                        -----------                          --------
         Common/Preferred Stocks (continued)
         Capital Gaurdian Trust Company (continued)
         Japan -- 13.17%
   9,000 Advantest Corp. (Electrical & Electronics) (b).........  $  2,011,786
   7,200 AIFUL Corp. (Financial Services).......................       665,548
   5,400 Benesse Corp. (Commercial Services)....................       375,136
  40,000 Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals) (b)...       758,023
   7,400 Fanuc Co. (Electronic Components)......................       754,677
  10,000 Fuji Soft ABC, Inc. (Software).........................       594,510
   3,000 Fujitsu Support & Service, Inc. (Computer Services)....       297,727
  10,900 Hirose Electric Co. Ltd. (Electrical & Electronics)
          (b)...................................................     1,700,912
  37,000 Hitachi Ltd. (Electrical & Electronics)................       535,059
  81,000 Jusco Co. Ltd. (Retail) (b)............................     1,538,825
  22,000 Kao Corp. (Food & Household Products)..................       673,714
   3,200 Keyence Corp. (Electrical & Electronics)...............     1,058,586
   6,000 Kokusai Securities Co. Ltd. (Financial Services).......        83,307
   5,000 Mabuchi Motor Co. Ltd. (Electronic Components) (b).....       647,439
 205,000 Mitsubishi Heavy Industries Ltd. (Manufacturing -
           Diversified) (b).....................................       910,668
 335,000 Mitsubishi Motors Corp. (Automobiles)..................     1,434,337
 127,000 Mitsui Chemicals, Inc. (Chemicals) (b).................       889,467
  75,000 Mitsui Marine & Fire Insurance Co. Ltd. (Insurance)
          (b)...................................................       361,526
  13,000 Murata Manufacturing Co. Ltd. (Electronics)............     1,870,106
 158,000 NEC Corp. (Electronics)................................     4,972,898
  82,000 Nikon Corp. (Photo Equipment) (b)......................     3,045,892
   7,800 Nintendo (Toys)........................................     1,365,349
  91,000 Nippon Sheet Glass Co. Ltd. (Building Materials) (b)...     1,267,789
      65 Nippon Telegraph & Telephone Corp. (Telephone).........       866,245
 257,000 Nissan Motor Co. Ltd. (Automobiles) (b)................     1,518,173
     124 NTT Mobile Communications Network, Inc.
          (Telecommunications Services).........................     3,363,658
   6,600 Orix Corp. (Financial Services)........................       976,262
   6,500 Rohm Co. (Semiconductors)..............................     1,904,510
 104,000 Sakura Bank Ltd. (Banking) (b).........................       720,519
  20,000 Sanwa Bank Ltd. (Banking)..............................       159,922
  95,000 Sekisui House (Manufacturing/Housing)..................       880,848
  15,000 Shin-Etsu Chemical Co. Ltd. (Chemicals)................       762,749

                                 Security                             Value
 Shares                        Description                           (Note 2)
 ------                        -----------                           --------
         Japan (continued)
  74,000 Shionogi & Co. Ltd. (Pharmaceuticals)..................   $  1,409,337
   2,400 Softbank Corp. (Software)..............................        326,649
  35,500 Sony Corp. (Electrical & Electronics)..................      3,321,786
  62,000 Sumitomo Marine & Fire Insurance Co. Ltd. (Insurance)
          (b)...................................................        361,564
  31,000 Suzuki Motor Corp.
          (Auto - Related) (b)..................................        400,826
  19,000 THK Co. Ltd. (Machinery)...............................        962,557
  28,000 Tokyo Electron Ltd. (Semiconductors)...................      3,842,668
   2,400 Tokyo Seimitsu Co. Ltd. (Electrical & Electronics).....        322,113
 132,000 Toray Industries (Chemicals)...........................        536,476
   2,000 Ushio, Inc. (Manufacturing)............................         55,198
                                                                   ------------
                                                                     50,505,341
                                                                   ------------
         Korea -- 0.78%
     500 Korea Telecom Corp. - ADR (Telecommunications Services)
          (b)...................................................         24,188
     120 Samsung Electronics - GDR (Electronics)................         23,160
  15,320 Samsung Electronics - GDR (c) (Electronics)............      2,956,760
                                                                   ------------
                                                                      3,004,108
                                                                   ------------
         Mexico -- 0.70%
  47,000 Telefonos de Mexico SA de CV - ADR (Telecommunications
          Services).............................................      2,684,875
                                                                   ------------
         Netherlands -- 2.91%
  92,397 ABN Amro Holding NV (Financial)........................      2,272,727
  64,234 Aegon NV (Insurance)...................................      2,294,865
  60,000 Asm Lithography Holding NV (Health Care)...............      2,589,343
  38,350 Heineken NV (Brewery) (b)..............................      2,343,573
  15,192 ING Groep NV (Financial)...............................      1,031,053
  23,400 United Pan-Europe Communications NV (Media)............        614,385
     342 Wolters Kluwer CVA (Publishing & Printing) (b).........          9,147
                                                                   ------------
                                                                     11,155,093
                                                                   ------------
         Norway -- 0.32%
   7,000 Norsk Hydro ASA (Manufacturing -Diversified)...........        294,824
  22,000 Norsk Hydro ASA - ADR (Manufacturing - Diversified)....        925,375
                                                                   ------------
                                                                      1,220,199
                                                                   ------------
         Portugal -- 0.28%
  81,000 Portugal Telecom (Telecommunications Services).........        913,114
  15,000 Portugal Telecom SA - ADR (Telecommunications
          Services).............................................        168,750
                                                                   ------------
                                                                      1,081,864
                                                                   ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
International Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2000


                                 Security                             Value
 Shares                        Description                           (Note 2)
 ------                        -----------                           --------
         Common/Preferred Stocks (continued)
         Capital Gaurdian Trust Company (continued)
         Singapore -- 0.25%
  56,000 Chartered Semiconductor Manufacturing Ltd.
          (Semiconductors)......................................   $    489,075
  23,000 Development Bank of Singapore Ltd. (Banking) (b).......        295,319
  18,000 Singapore Airlines Ltd. (Airlines) (b).................        178,024
                                                                   ------------
                                                                        962,418
                                                                   ------------
         Spain -- 0.88%
  56,000 Banco Bilbao Vizcaya Argentaria SA (Banking) (b).......        840,108
 110,496 Telefonica SA (Telecommunications Services) (b)........      2,383,207
   2,600 Telefonica SA - ADR (Telecommunications Services)......        166,563
                                                                   ------------
                                                                      3,389,878
                                                                   ------------
         Sweden -- 0.98%
  58,000 ForeningsSparbanken AB (Banking) (b)...................        853,065
  49,000 Svenska Handelsbanken AB, Class - A (Banking) (b)......        715,106
 110,080 Telefonaktiebolaget LM Ericsson AB (Telecommunications
          Equipment)............................................      2,190,123
                                                                   ------------
                                                                      3,758,294
                                                                   ------------
         Switzerland -- 2.37%
   1,000 Adecco SA (Human Resources/Employment Services)........        852,364
     630 Compagnie Financiere Richemont AG, Class - A
          (Tobacco).............................................      1,702,792
     250 Holderbank (Building Materials & Components)...........        307,491
     536 Nestle SA (Food Processing)............................      1,076,242
   1,261 Novartis AG (Pharmaceuticals)..........................      2,003,872
     700 PubliGroupe SA (Advertising)...........................        525,194
      75 Roche Holding SA - Genusshein (Pharmaceuticals)........        732,443
     470 Schw Rueckversicherungs (Insurance)....................        961,062
   2,672 Swisscom AG (Telecommunications Services)..............        928,425
                                                                   ------------
                                                                      9,089,885
                                                                   ------------
         Taiwan -- 1.26%
  57,120 Asustek Computer, Inc. - GDR (Computers)...............        471,069
  20,000 Hon Hai Precision Industry Co. Ltd. -GDR
          (Electronics).........................................        361,050
 102,940 Taiwan Semiconductor Manufacturing Co. Ltd. - ADR
          (Semiconductors)......................................      3,988,925
                                                                   ------------
                                                                      4,821,044
                                                                   ------------

 Shares or
 Principal                        Security                            Value
  Amount                        Description                          (Note 2)
 ---------                      -----------                          --------
           United Kingdom -- 7.15%
    18,251 Astrazeneca PLC (Pharmaceuticals)....................   $    852,668
    75,000 Astrazeneca PLC (Pharmaceuticals)....................      3,505,982
   174,000 British Aerospace PLC (Aerospace/Defense)............      1,084,627
   122,000 British Airways PLC (Airlines).......................        702,306
    20,000 Cable & Wireless PLC (Telecommunications Services)...        339,719
   157,000 Cadbury Schweppes PLC (Beverages) (b)................      1,032,136
   113,000 Dixons Group PLC (Electronics).......................        457,615
    70,000 Enterprise Oil PLC (Oil & Gas).......................        591,065
    71,000 GKN PLC (Auto Related) (b)...........................        904,503
    25,800 Glaxo Welcome PLC (Pharmaceuticals)..................        752,660
    14,400 Halifax Group PLC (Financial Services)...............        138,213
   400,000 Invensys PLC (Electronics) (b).......................      1,500,276
    78,000 Land Securities PLC (Real Estate) (b)................        932,866
   121,000 Laporte PLC (Chemicals)..............................        879,274
   270,200 Lloyds TSB Group PLC (Financial).....................      2,560,692
    73,000 Reuters Group PLC (Multimedia).......................      1,248,817
    48,000 Royal Bank of Scotland Group PLC (Banking) (b).......        803,700
   153,000 Shell Transport & Trading Co. PLC (Oil & Gas)........      1,287,846
    44,000 South African Breweries PLC (Beverages)..............        322,400
   190,800 Tesco (Retail - Grocery).............................        592,870
   125,000 Unilever PLC (Consumer Goods)........................        753,639
 1,531,019 Vodafone (Telecommunications)........................      6,188,559
                                                                   ------------
                                                                     27,432,433
                                                                   ------------
           United States -- 0.09%
    15,000 Creative Technologies Corp. (Consumer Goods).........        358,125
                                                                   ------------
           Total -- Capital Guardian Trust Company (cost
            $151,930,619).......................................    169,873,844
                                                                   ------------
           Total -- Common/Preferred Stocks
            (cost $329,577,539) ................................    357,774,996
                                                                   ------------
           Convertible Bonds -- 0.08%
           Capital Gaurdian Trust Company -- 0.08%
           Japan -- 0.08%
 $ 311,125 Sanwa International Finance Berm Trust (Banking).....        311,125
                                                                   ------------
           Total -- Convertible Bonds (cost $317,921)...........        311,125
                                                                   ------------


See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
International Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2000

  Shares or
  Principal                       Security                           Value
   Amount                        Description                        (Note 2)
  ---------                      -----------                        --------
             Money Market Mutual Funds -- 2.88%
             Artisan Partners LP -- 2.88%
             United States -- 2.88%
  11,048,362 Deutsche Bank Institutional Liquid Assets Fund....   $ 11,048,362
                                                                  ------------
             Total -- Money Market Mutual Funds (cost
              $11,048,362).....................................     11,048,362
                                                                  ------------
             Short-Term Investments -- 4.15%
             Capital Gaurdian Trust Company -- 4.15%
             United States -- 4.15%
 $15,936,329 Deutsche Bank Cash Sweep..........................     15,936,329
                                                                  ------------
             Total -- Short-Term Investments (cost
              $15,936,329).....................................     15,936,329
                                                                  ------------
             Total Investments (cost $356,880,151) (a) --
               100.39%.........................................    385,070,812
             Liabilities in excess of other
              assets -- 0.39%..................................     (1,498,502)
                                                                  ------------
             Total Net Assets -- 100.00%.......................   $383,572,310
                                                                  ============

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $395,620 and by the amount of market to market adjustment for passive foreign investment companies of $1,103,548. Cost for federal income tax and financial reporting purposes differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation........................................ $ 42,301,107
   Unrealized depreciation........................................  (15,609,614)
                                                                   ------------
   Net unrealized appreciation.................................... $ 26,691,493
                                                                   ============

(b) Non-income producing securities
(c) Represents a restricted security, purchased under rule 144A, which is exampt from registration under the Securities Act of 1933, as amended.

ADR -- American Depository Receipt
GDR -- Global Depository Receipt
PLC -- Public Liability Company


See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
International Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2000

     Contract                                             Value on
      Amount          Forward Exchange       Settlement Origination     Value on     Appreciation
 (Local Currency)         Contracts             Date        Date        6/30/00     (Depreciation)
 ----------------     ----------------       ---------- ------------  ------------  --------------
                  Currency Purchased
        558,606   Australian Dollar.......      7/3/00  $    335,021  $    335,232    $     211
        248,931   British Pound...........      7/3/00       374,192       376,892        2,700
        215,649   British Pound...........      7/5/00       326,707       326,499         (208)
         64,823   British Pound...........      7/6/00        98,511        98,154         (357)
        183,323   British Pound...........      7/7/00       278,294       277,573         (721)
      3,400,000   Euro....................     8/18/00     3,293,850     3,265,277      (28,573)
      1,709,218   Euro....................     8/10/00     1,533,905     1,640,734      106,829
        939,545   Euro....................    11/27/00       862,759       907,798       45,039
      1,410,276   Euro....................      9/1/00     1,306,684     1,355,488       48,804
        328,465   Euro....................      9/7/00       311,942       315,817        3,875
         39,042   Euro....................     7/17/00        36,976        37,447          471
        246,713   Euro....................     7/31/00       233,860       236,760        2,900
      1,019,508   Euro....................      7/3/00       971,275       977,383        6,108
        452,441   Euro....................     7/31/00       431,561       434,102        2,541
        124,738   Euro....................      7/5/00       119,312       119,594          282
     45,800,000   Swedish Krone...........     8/18/00     5,396,171     5,233,893     (162,278)
      1,100,000   Swiss Franc.............     8/18/00       687,564       679,142       (8,422)
    595,000,000   Yen.....................     8/18/00     5,789,872     5,690,115      (99,757)
     14,081,544   Yen.....................      7/3/00       133,687       133,194         (493)
                                                        ------------  ------------    ---------
                  Total Currency Purchased              $ 22,522,143  $ 22,441,094    $ (81,049)
                                                        ============  ============    =========
                  Currency Sold
     (1,311,931)  Australian Dollar.......     8/10/00  $   (760,200) $   (783,879)   $ (23,679)
       (107,629)  British Pound...........     8/10/00      (164,184)     (163,109)       1,075
       (886,443)  British Pound...........      9/1/00    (1,306,684)   (1,343,848)     (37,164)
       (912,882)  Canadian Dollar.........     8/10/00      (609,521)     (616,194)      (6,673)
       (461,000)  Canadian Dollar.........      9/7/00      (311,942)     (311,370)         572
        (58,940)  Canadian Dollar.........      7/5/00       (39,803)      (39,780)          23
     (3,400,000)  Euro....................     8/18/00    (3,272,671)   (3,265,277)       7,394
     (1,116,304)  Euro....................     7/31/00    (1,054,304)   (1,071,191)     (16,887)
    (45,800,000)  Swedish Krone...........     8/18/00    (5,299,639)   (5,233,893)      65,746
     (1,100,000)  Swiss Franc.............     8/18/00      (668,530)     (679,142)     (10,612)
        (47,303)  Singapore dollar........      7/3/00       (27,261)      (27,359)         (98)
        (77,426)  Singapore dollar........      7/5/00       (44,633)      (44,781)        (148)
    (90,055,340)  Yen.....................    11/27/00      (862,759)     (877,308)     (14,549)
   (495,000,000)  Yen.....................     8/18/00    (4,656,413)   (4,733,793)     (77,380)
   (100,000,000)  Yen.....................     8/18/00      (959,675)     (956,322)       3,353
     (2,609,345)  Yen.....................      7/3/00       (24,735)      (24,663)          72
                                                        ------------  ------------    ---------
                  Total Currency Sold                   $(20,062,954) $(20,171,909)   $(108,955)
                                                        ============  ============    =========
                  Net Unrealized Loss                                                 $(190,004)
                                                                                      =========


See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income Portfolio
Portfolio of Investments -- June 30, 2000

 Principal               Security                         Maturity    Value
   Amount               Description              Rate (%)   Date     (Note 2)
 ---------              -----------              -------- -------- ------------
            Asset Backed Securities -- 15.80%
 $  643,000 Americredit Automobile Receivables
            Trust,Series 1999-C, A3...........     6.840   10/5/03 $    640,357
    125,000 Americredit Automobile Receivables
            Trust, Series 1999-D, A3..........     7.020  12/12/05      124,070
    305,000 Capital Auto Receivables Asset
            Trust, Series 2000-1, A5..........     7.070   9/15/05      304,668
  2,370,000 Conseco Finance Mortgage, Series
            2000-B, AF6.......................     7.800   5/15/20    2,357,106
    121,253 Contimortgage Home Equity Loan
            Trust, Series 1998-1, A3..........     6.220   1/15/13      120,737
  1,375,000 Contimortgage Home Equity Loan
            Trust, Series 1998-1, A7..........     6.870  12/15/22    1,311,475
  1,805,000 Copelco Capital Funding Corp.,
            Series 1999-B, A4.................     6.900  12/18/04    1,791,191
  1,025,000 Diversified Reit Trust, Series
            1999-1a, A2 (b)...................     6.780   3/18/11      954,852
  1,560,000 Felco Funding II LLC, Series 2000-
            1, A4.............................     7.720  12/15/05    1,575,113
    180,000 Ford Credit Auto Owner Trust,
            Series 2000-C, A4.................     7.240   2/15/04      181,044
    430,000 Green Tree Home Improvement Loan
            Trust, Series 1998-E, HIB1........     7.790   2/15/15      409,390
    300,000 Green Tree Home Improvement Loan
            Trust, Series 1999-E, B1..........    10.340   3/15/15      298,953
    345,000 Heller Equipment Asset Receivable
            Trust, Series 1992-2, A4..........     6.790   3/14/07      340,346
    649,000 Household Automobile Revolving,
            Series 1999-1, A3.................     6.330   6/17/03      642,770
  1,925,000 Household Automobile Revolving,
            Series 1999-1, A4.................     6.650   4/17/06    1,904,363
    570,000 Household Automotive Trust IV,
            Series 2000-1, A4.................     7.480  12/18/06      575,666
  1,835,000 Household Automotive Trust V,
            Series 2000-2, A4.................     7.430   4/17/07    1,852,909
     31,265 Lehman Home Equity Loan Trust,
            Series 1995-7, A3.................     6.840   3/25/12       31,116
  1,275,000 MMCA Automobile Trust, Series
            1999-1, A4........................     5.630   7/15/05    1,247,537
    570,000 Nissan Auto Receivables Owners
            Trust, Series 2000-A, A4..........     7.170   8/15/04      571,026
    575,000 Peco Energy Transition Trust,
            Series 1999-A, A6.................     6.050    3/1/09      536,929
    580,000 PP&L Transition Bond Co. LLC,
            Series 1999-1, A8.................     7.150   6/25/09      574,780
  1,000,000 Ryder, Series 1999-A, A5..........     7.130  10/16/06      976,848
    771,609 Southern Pacific Secured Assets
            Corp., Series 1998-1, A5..........     6.460   1/25/26      761,015
    550,000 Toyota Auto Lease Trust, Series
            1998-B, A2........................     5.450   3/25/03      537,625
                                                                   ------------
            Total Asset Backed Securities
            (Cost $20,778,863)................                       20,621,886
                                                                   ------------
            Collateralized Mortgage
            Obligations -- 13.32%
    740,000 Associates Manufactured Housing
            Pass Through, 1997-2, A5..........     6.675   3/15/28      723,824
  1,643,942 Citicorp Mortgage Securities,
            Inc., Series 1999-7, A3...........     7.000   5/25/11    1,579,565
    870,000 Conseco, Series 1999-6, B1........     9.200    6/1/30      815,834
    450,000 FMAC Loan Receivables Trust,
            Series 1998-DA, A3................     6.729  12/15/19      409,568
    190,000 GE Capital Mortgage Services,
            Inc., Series 1994-10, A10.........     6.500   3/25/24      178,921
    175,042 GE Capital Mortgage Services,
            Inc., Series 1997-7, A7...........     7.500   8/25/27      174,416
  1,910,000 GE Capital Mortgage Services,
            Inc., Series 1999-14, A8..........     6.500   8/25/29    1,607,265
  1,760,000 GE Capital Mortgage Services,
            Inc., Series 1999-18, A12.........     7.000   9/25/29    1,681,750
    345,000 Green Tree Financial Corp., Series
            1994-6, A5........................     8.250   1/15/20      346,780
    480,000 Green Tree Financial Corp., Series
            1996-2, A4........................     7.200   4/15/27      472,589
  1,545,000 Green Tree Financial Corp., Series
            1996-5, A5........................     7.450   7/15/27    1,543,192
    405,000 Green Tree Financial Corp., Series
            1997-6, B1........................     7.170   1/15/29      361,163
    780,000 Green Tree Financial Corp., Series
            1998-4, B1........................     7.260    2/1/30      683,506
  1,000,000 Green Tree Financial Corp., Series
            1999-2, B1........................     8.410   12/1/30      910,480
    270,000 Green Tree Financial Corp., Series
            1999-2, A3........................     6.080   12/1/30      257,170
  2,720,000 JP Morgan Commercial Mortgage
            Finance Corp., 1997-C5, A2........     7.069   9/15/29    2,686,190
    530,003 Merrill Lynch Mortgage Investors,
            Inc., Series 1990-C, B............     9.700   6/15/10      553,058
     71,612 Merrill Lynch Mortgage Investors,
            Inc., Series 1995-C1, A...........     7.156   5/25/15       70,876
    129,991 Oakwood Mortgage Investors, Inc.,
            Series 1996-B, A3.................     7.100  10/15/26      129,590
  1,400,000 Oakwood Mortgage Investors, Inc.,
            Series 2000-A M2..................     8.250   4/15/30    1,317,750
    275,000 Prudential Home Mortgage
            Securities, Series 1994-12, A7....     6.050   4/25/24      219,502
    390,000 Prudential Home Mortgage
            Securities, Series 1994-17, A5....     6.250   4/25/24      334,133
    326,902 Residential Funding Mortgage,
            Series 1995-S15, A2...............     7.000  10/25/10      325,231
                                                                   ------------
            Total Collateralized Mortgage
            Obligations (Cost $17,874,975)....                       17,382,353
                                                                   ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income Portfolio
Portfolio of Investments (continued) -- June 30, 2000

 Principal               Security                         Maturity    Value
   Amount               Description              Rate (%)   Date     (Note 2)
 ---------              -----------              -------- -------- ------------
            Corporate Bonds -- 34.01%
 $2,214,926 Airbus, (b).......................    8.027    10/1/19 $  2,172,997
    230,000 Allstate Corp.....................    7.200    12/1/09      219,075
  1,631,497 America West Airlines, Series
            1999-1............................    7.930     1/2/19    1,625,624
    550,000 American United Life Insurance Co.
            (b)...............................    7.750    3/30/26      479,188
  1,400,000 Archstone Community Trust.........    7.200    4/15/03    1,368,500
  1,940,000 Banamex, (b)......................    7.500    10/1/06    1,930,896
    550,000 BFC Finance Corp., Series 1996-A..    7.375    12/1/17      563,382
    700,000 Colonial Realty Reit..............    7.930     8/9/02      684,886
  1,080,000 Columbus Southern Power...........    6.550    6/26/08    1,011,150
  1,925,000 Deutsche Telekom..................    8.000    6/15/10    1,940,565
    890,000 Dobie Center Properties Ltd.,
            (b)...............................    6.410     5/1/08      811,315
    950,000 Dobie Center Properties Ltd.,
            (b)...............................    6.460     5/1/09      859,821
  1,680,000 DPM Trust, (b)....................    6.161   12/15/03    1,612,800
    290,000 Dynex Capital, Inc., Series ACA...    7.875    7/15/02      280,279
    704,000 Eastern Energy Ltd................    6.750    12/1/06      667,040
  1,550,000 ERAC USA Finance, (b).............    6.375    5/15/03    1,484,125
    825,000 Farmers Insurance Exchange, (b)...    8.625     5/1/24      790,969
    400,000 First American Financial..........    7.550     4/1/28      300,000
  2,755,000 Ford Motor Credit Co..............    7.500    6/15/03    2,742,775
     90,000 Ford Motor Credit Co..............    6.700    7/16/04       86,879
  2,255,000 Heller Financial, Inc.............    8.000    6/15/05    2,246,543
  1,075,000 HSBC America Capital Trust, (b)...    7.808   12/15/26      915,094
    100,000 HSBC America, Inc.................    7.000    11/1/06       95,500
  3,525,000 International Paper Co., (b)......    8.000     7/8/03    3,538,218
  1,255,000 National Bank of Australia, Series
            A.................................    8.600    5/19/10    1,314,613
     95,000 National Westmenster Bank.........    7.375    10/1/09       92,150
    275,000 Ohio National Life Insurance,
            (b)...............................    8.500    5/15/26      262,625
  1,090,000 Oneok, Inc........................    7.750     3/1/05    1,092,725
    775,000 Paine Webber Group, MTN...........    7.300   10/15/03      762,406
  2,080,000 Pemex Finance Ltd.................    6.550    2/15/08    1,978,973
  1,100,000 Pemex Finance Ltd.................    7.330    5/15/12    1,073,864
    310,000 PNC Funding Corp..................    6.125    2/15/09      273,963
  1,895,000 PP&L Capital Funding, Inc., MTN...    6.790   11/22/04    1,833,413
  1,600,000 Prologis Trust....................    6.700    4/15/04    1,524,722
    825,000 Prologis Trust....................    8.720     3/1/09      818,045
  1,425,000 Prologis Trust....................    7.625     7/1/17    1,293,188
    345,000 Puget Sound Energy, MTN...........    6.740    6/15/18      301,444
  1,150,000 Raytheon Co.......................    6.300    3/15/05    1,082,438
    675,000 Raytheon Co., (b).................    8.200     3/1/06      685,477
    495,000 Union Central Life, (b)...........    8.200    11/1/26      439,931
    735,000 United Mexican States.............    9.875    1/15/07      757,050
    365,000 Washington Mutual Financial.......    8.250    6/15/05      368,194
                                                                   ------------
            Total Corporate Bonds
            ($45,929,057).....................                       44,382,842
                                                                   ------------
            Taxable Municipal Bond -- 5.22%
            California -- 2.74%
    480,000 City of Long Beach Marina Pacifica
            CA, Revenue Bonds, Industrial
            Improvements......................    9.500     1/1/23      479,400
    480,000 Greater Valley California Medical
            Building..........................    6.950     3/1/21      480,000
  1,770,000 Pico Rivera California Water
            Authority.........................    6.450     5/1/09    1,643,888
  1,000,000 San Diego California Pub Jack
             Murphy Stadium, Revenue,
             Recreational Facility
             Improvements.....................    6.850     2/1/06      971,250
                                                                   ------------
                                                                      3,574,538
                                                                   ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income Portfolio
Portfolio of Investments (continued) -- June 30, 2000

 Principal                                        Security                                                Maturity    Value
   Amount                                        Description                                     Rate (%)   Date     (Note 2)
 ---------                                       -----------                                     -------- -------- ------------
             Taxable Municpal Bond (continued)
             Florida -- 0.06%
 $   70,000  Dade County FL Aviation Revenue, Series C, AMBAC...................................   8.650   10/1/03 $     72,625
                                                                                                                   ------------
             Georgia -- 0.08%
    405,000  Atlanta GA Urban Residential Finance Authority, Revenue Bond, FNMA, Zero Coupon....    .000   10/1/16      110,363
                                                                                                                   ------------
             Mississippi -- 0.05%
    175,000  Mississippi Home Corp. Residual Revenue, FHA, Zero Coupon..........................    .000   12/1/12       68,906
                                                                                                                   ------------
             New York -- 0.48%
    635,000  New York City Mortgage Loan Trust, Series 1996, A3, (b)............................   6.750   9/25/19      565,745
     40,000  New York NY General Obligation Unlimited, Series F.................................  10.500  11/15/12       42,700
     20,000  New York NY General Obligation Unlimited, Zero Coupon..............................    .000  11/15/13       18,550
                                                                                                                   ------------
                                                                                                                        626,995
                                                                                                                   ------------
             Pennsylvania -- 1.52%
    545,000  Allegheny County PA Residential Finance Authority, Revenue Bond, FHA, Zero Coupon..    .000    8/1/28       53,819
  2,110,000  Norristown PA, Series 1998.........................................................   7.000  10/15/18    1,925,374
                                                                                                                   ------------
                                                                                                                      1,979,193
                                                                                                                   ------------
             Utah -- 0.29%
    400,000  Clearfield City Utah Multi-Family, Revenue Bond, Local Housing.....................   6.650   11/1/07      380,500
                                                                                                                   ------------
             Total Taxable Municipal Bond (Cost $7,293,755).....................................                      6,813,120
                                                                                                                   ------------
             U.S. Government Agency Mortgages -- 14.24%
    145,000  Federal Home Loan Mortgage Corp., Series 1496, Class KB............................   6.500   5/15/08      138,131
    390,854  Federal Home Loan Mortgage Corp., Series 2071, Class EV............................   6.500   4/15/09      372,050
     27,078  Federal Home Loan Mortgage Corp., Series 1633, Class PE............................   5.750  10/15/17       26,963
    659,763  Federal Home Loan Mortgage Corp., Pool # C00742....................................   6.500    4/1/29      622,856
  2,480,000  Federal Home Loan Mortgage Corp., Series 2131, Class PE............................   6.000   4/15/26    2,244,044
    168,724  Federal National Mortgage Assoc., Series G93-31, Class G...........................   7.000   1/25/03      168,153
    430,000  Federal National Mortgage Assoc., Series 1994-92, Class DE.........................   7.500   7/25/07      426,715
  1,006,143  Federal National Mortgage Assoc., Series 1997-M2, Class B..........................   7.350   2/17/08    1,007,624
  1,255,000  Federal National Mortgage Assoc., Series 1995-2, Class H...........................   8.500   6/25/10    1,267,550
  1,765,258  Federal National Mortgage Assoc., Series 1995-M1, Class B..........................   6.840   7/25/10    1,759,639
  1,845,371  Federal National Mortgage Assoc....................................................   6.500    9/1/09    1,806,876
  1,092,388  Federal National Mortgage Assoc....................................................   6.500    9/1/28    1,037,987
    792,644  Federal National Mortgage Assoc....................................................   6.500   10/1/28      747,067
  3,460,004  Federal National Mortgage Assoc....................................................   6.500   10/1/28    3,261,055
     38,238  Federal National Mortgage Assoc....................................................   8.000    7/1/02       38,368
  1,555,000  Federal National Mortgage Assoc., Series 1998-M1, A2...............................   6.250   1/25/08    1,464,932
    204,421  Federal Governmental Loan Mortgage Corp............................................   6.500    6/1/29      192,986
  1,685,903  Federal Governmental Loan Mortgage Corp............................................   6.500    9/1/29    1,591,593
    400,000  Government National Mortgage Assoc., Pool # 530012.................................   8.000   6/15/30      404,248
                                                                                                                   ------------
             Total U.S. Government Agency Mortgages (Cost $18,876,547)..........................                     18,578,837
                                                                                                                   ------------
             U.S. Treasury Bonds -- 10.54%
 11,406,000  U.S. Treasury Bonds................................................................   8.125   8/15/19   13,758,488
                                                                                                                   ------------
             Total U.S. Treasury Bonds (Cost $13,551,333).......................................                     13,758,488
                                                                                                                   ------------
             U.S. Treasury Notes -- 3.71%
    280,000  U.S. Treasury Notes................................................................   5.500   5/31/03      273,700
    890,000  U.S. Treasury Notes................................................................   7.875  11/15/04      942,010
  3,657,000  U.S. Treasury Notes................................................................   6.000   8/15/09    3,627,287
                                                                                                                   ------------
             Total U.S. Treasury Notes (Cost $4,766,227)........................................                      4,842,997
                                                                                                                   ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income Portfolio
Portfolio of Investments (continued) -- June 30, 2000

 Principal                Security                         Maturity    Value
   Amount               Description               Rate (%)   Date     (Note 2)
 ---------              -----------               -------- -------- ------------
            Repurchase Agreements -- 1.97%
 $2,575,175 SEI Tri Party Repurchase Agreement
            dated 06/30/00, due 7/3/00 at 6.75%
            with a maturity value of $2,576,600
            (Collateralized by $2,168,000 U. S.
            Treasury Bond, 7.875%, 2/15/21,
            market value $2,644,132)...........                     $  2,575,175
                                                                    ------------
            Total Repurchase Agreements (Cost
            $2,575,175)........................                        2,575,175
                                                                    ------------
            Total Investments (Cost
            $131,645,932) (a) -- 98.81%........                      128,955,698
            Other assets in excess of
            liabilities -- 1.19%...............                        1,552,103
                                                                    ------------
            Total Net Assets -- 100.00%........                     $130,507,801
                                                                    ============

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $468,984. Cost for federal income tax and financial reporting purposes differs from value by net unrealized depreciation of securities as follows:

   Unrealized appreciation........................................ $   680,175
   Unrealized depreciation........................................  (3,839,393)
                                                                   -----------
   Net unrealized depreciation.................................... $(3,159,218)
                                                                   ===========

(b) Represents a restricted security, purchased under rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

AMBAC -- AMBAC Indemnity Corporation
FHA -- Federal Housing Administration
FNMA -- Federal National Mortgage Association
MTN -- Medium Term Note

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments -- June 30, 2000

 Principal                Security                         Maturity    Value
   Amount               Description               Rate (%)   Date     (Note 2)
 ---------              -----------               -------- --------   --------

            Municipal Bonds -- 94.09%
            Alabama -- 2.02%
 $  625,000 Alabama Housing Financial
             Authority, AMT....................     5.650    6/1/08 $    629,687
     25,000 Bessemer Alabama Medical Clinic....     7.250    4/1/03       25,781
    235,000 Birmingham Alabama Industrial
             Development Board, AMT (LOC)......     4.500    4/1/04      226,775
    170,000 Birmingham Alabama Industrial
             Development Board, AMT (LOC)......     4.500    4/1/04      164,050
    295,000 Birmingham Alabama Industrial
             Development Board, AMT (LOC)......     5.000    4/1/09      275,088
    265,000 Birmingham Alabama Industrial
             Development Board, AMT (LOC)......     5.000    4/1/09      247,113
    330,000 Birmingham Alabama Industrial
             Development Board, AMT (LOC)......     5.500    4/1/14      299,888
    135,000 Birmingham Alabama Industrial
             Development Board, AMT (LOC)......     5.500    4/1/14      122,681
    380,000 Birmingham Alabama Industrial
             Development Board, AMT (LOC)......     5.750    4/1/19      343,900
    115,000 Birmingham Alabama Industrial
             Development Board, AMT (LOC)......     5.750    4/1/19      104,075
    175,000 Birmingham Alabama Medical Clinic,
             Revenue, ETM......................     7.300    7/1/05      194,250
     80,000 Birmingham Alabama Private
             Educational Building (ACA)........     5.500    5/1/28       74,200
  1,190,000 Birmingham Alabama Special Care
             Facilities, Methodist Home For
             Aging (LOC).......................     5.000    3/1/14    1,096,287
    125,000 Gadsden Alabama East Medical
             Clinic, Hospital Revenue, Baptist
             Hospital of Gadsden, ETM..........     6.900    7/1/07      139,531
     75,000 Lauderale County & Florence
             Alabama, ETM......................     7.000    7/1/07       84,188
                                                                    ------------
                                                                       4,027,494
                                                                    ------------
            Arizona -- 1.26%
    165,000 Coconino County Arizona United
             School District (AMBAC)...........     5.000    7/1/01      166,181
     15,000 Maricopa County Arizona Hospital
             Revenue, ETM......................     7.125   10/1/02       15,071
     30,000 Maricopa County Arizona Hospital
             Revenue, ETM......................     6.750    1/1/04       30,900
     40,000 Maricopa County Arizona Industrial
             Development Authority (Asset
             GTY)..............................     5.000    5/1/07       39,350
     10,000 Maricopa County Arizona Industrial
             Development Authority (Asset
             GTY)..............................     4.900    5/1/06        9,850
     95,000 Maricopa County Arizona Industrial
             Development Authority (Asset
             GTY)..............................     5.300    5/1/13       92,388
     70,000 Maricopa County Arizona Industrial
             Development Authority (FSA).......     7.000   12/1/00       70,431
    720,000 Phoenix Health Facilities Authority
             Hospital, ETM.....................     6.250    9/1/11      751,499
    230,000 Pinal County Arizona Community
             College (AMBAC)...................     5.250    7/1/07      234,025
    245,000 Pinal County Arizona Community
             College (AMBAC)...................     5.250    7/1/08      249,594
     95,000 Pinal County Arizona Community
             College (AMBAC)...................     4.750    7/1/09       92,744
    175,000 Pinal County Arizona Community
             College (AMBAC)...................     4.800    7/1/09      171,500
    275,000 Santa Cruz County Arizona
             Industrial Development Authority,
             Optional Put 8/1/07 @ 100.........     4.750    8/1/20      261,938
    340,000 Yuma Arizona Industrial Development
             Multi-Family (GNMA)...............     5.400  12/20/17      321,725
                                                                    ------------
                                                                       2,507,196
                                                                    ------------
            Arkansas -- 1.29%
  1,035,000 Arkansas State Development Finance
             Authority (MBIA)..................     5.100   10/1/16      993,599
     45,442 Drew County Arkansas Public
             Facility Board, Single Family,
             Series A-2 (FNMA).................     7.900    8/1/11       47,600
    140,000 Fayetteville Arkansas Public
             Facilities Board Refunding........     7.250    4/1/11      144,550
     35,000 Jefferson County Arkansas Health
             Care, ETM.........................     7.400   12/1/10       39,200
      2,924 Lonoke County Arkansas Residential
             Housing Refunding Series B,
             Facilities Board, Single Family
             Mortgage Revenue..................     7.375    4/1/11        3,049
    135,000 Mississippi County Arkansas Public
             Facilities Refunding Series 1.....     7.200   7/15/10      143,775
    714,000 North Little Rock Arkansas
             Residential Housing, Capital
             Appreciation, Sub-Mortgage, Zero
             Coupon............................      .000   12/1/10      352,538
    625,000 Rogers Arkansas Sales & Use Tax
             Revenue...........................     5.350   11/1/11      623,437
     90,000 Rogers Arkansas Sales & Use Tax
             Revenue...........................     5.000   11/1/15       89,573
     95,000 Saline County Arkansas Residential
             Housing Board.....................     7.875    3/1/11       98,919
     35,824 Stuttgart Arkansas Public
             Facilities Board Refunding, Single
             Family Mortgage, Series B.........     7.750    9/1/11       35,989
                                                                    ------------
                                                                       2,572,229
                                                                    ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2000

 Principal                Security                         Maturity    Value
   Amount               Description               Rate (%)   Date     (Note 2)
 ---------              -----------               -------- --------   --------

            Municipal Bonds (continued)
            California -- 2.27%
 $  510,000 Abag Finance Authority for Non-
             Profit Companies, American
             Baptists Homes....................     5.500   10/1/07 $    481,313
      5,000 Atwater California Redevelopment
             Agency Tax Allocation, Downtown
             Redevelopment Project, Series A
             (ACA).............................     5.500    6/1/01        5,037
      5,000 Atwater California Redevelopment
             Agency Tax Allocation, Downtown
             Redevelopment Project, Series A
             (ACA).............................     5.500    6/1/02        5,069
      5,000 Atwater California Redevelopment
             Agency Tax Allocation, Downtown
             Redevelopment Project, Series A
             (ACA).............................     5.500    6/1/03        5,100
      5,000 Atwater California Redevelopment
             Agency Tax Allocation, Downtown
             Redevelopment Project, Series A
             (ACA).............................     5.500    6/1/04        5,119
      5,000 Atwater California Redevelopment
             Agency Tax Allocation, Downtown
             Redevelopment Project, Series A
             (ACA).............................     5.500    6/1/05        5,138
    225,000 California Statewide Communities
             Development Authority, Multi-
             Family, Cudahy Gardens, Series I,
             AMT (LOC).........................     5.100   10/1/12      216,000
    195,000 California Statewide Communities
             Development Authority, Multi-
             Family, Riverside Gardens, AMT
             (LOC).............................     5.100   10/1/12      185,738
    230,000 California Statewide Communities
             Development Authority, Multi-
             Family Revenue, Cudahy Gardens,
             Series I, Mandatory Put 4/1/16 @
             100, AMT (LOC)....................     5.600    4/1/29      224,538
     40,000 Colton California Redevelopment
             Agency, ETM.......................     7.250    8/1/11       48,850
    100,000 Contra Costa County California
             Multi-Family Housing Revenue,
             Bollinger Crests Apartments,
             Series C, AMT (FNMA)..............     4.850    5/1/11       94,625
    130,000 Delta County California Home
             Mortgage Finance, AMT (GNMA/FNMA)
             (MBIA)............................     6.700    6/1/24      133,575
     55,000 Emeryville California Redevelopment
             Agency, ETM.......................     7.500    9/1/11       62,838
     50,000 Fairfield California Certificates
             of Participation, Prerefunded
             8/1/00 @ 100......................    10.750    8/1/07       50,223
     80,000 Fresno California Housing
             Authority, Multi-Family Housing
             Central Valley Coalition Projects,
             AMT (FNMA)........................     5.150    8/1/07       79,700
     40,000 Fresno California Housing
             Authority, Multi-Family Housing
             Central Valley Coalition Projects,
             AMT (FNMA)........................     5.150    8/1/07       39,850
    125,000 Fresno California Multi-Family
             Housing Revenue, Woodlands
             Apartments Projects (GNMA)........     6.650   5/20/08      131,250
  1,005,000 Los Angeles California Community
             Redevelopment, Angelus Plaza
             Project, Series A (FNMA)..........     7.400   6/15/10    1,094,193
    110,000 Los Angeles California Community
             Redevelopment, Monterey Hills
             Redevelopment Project.............     8.650   12/1/22      121,825
    300,000 Los Angeles California Multi-Family
             Housing, Earthquake Rehabilitation
             Projects, Series A, AMT (FNMA)....     5.700   12/1/27      303,000
      5,000 Los Angeles California Regional
             Airports..........................     10.00    1/1/01        5,137
     45,000 Rialto California Redevelopment
             Agency Multi-Family Housing
             (FNMA)............................     5.600   11/1/06       46,688
    120,000 Riverside County California Housing
             Authority Breezewood Apartments
             Project, Series B (MBIA)..........     5.000    6/1/19      106,800
     65,000 Sacramento California Municipal
             Utility District, Series M, ETM...     8.750    4/1/03       69,550
     70,000 Santa Clara County California
             Multi-Family Housing (GNMA).......     5.750   5/20/05       72,800
     40,000 Southern California Home Finance
             Authority, AMT (GNMA/FNMA)........     6.900   10/1/24       40,950
    110,000 Turlock California Public Financing
             Authority.........................     5.250    9/1/15      100,375
    770,000 Vista California Multi-Family
             Housing Revenue, Pepperwood
             Apartments Project, Series A,
             Mandatory Put 6/1/05 @ 100
             (FNMA)............................     5.700    6/1/25      785,399
                                                                    ------------
                                                                       4,520,680
                                                                    ------------
            Colorado -- 2.26%
     80,000 Arvada Colorado Industrial
             Development Revenue, AMT (LOC)....     5.600   12/1/12       77,600
    120,000 Arvada Colorado Industrial
             Development Revenue, AMT (LOC)....     5.800   12/1/17      115,800
    310,000 Aurora Centretech Metro District
             Colorado, Mandatory Put 12/1/08 @
             100 (LOC).........................     4.875   12/1/28      297,213

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2000

 Principal               Security                         Maturity    Value
   Amount               Description              Rate (%)   Date     (Note 2)
 ---------              -----------              -------- --------   --------

            Municipal Bonds (continued)
            Colorado (continued)
 $   50,000 Aurora Colorado Housing Authority,
             Single Family Mortgage Revenue...     7.300    5/1/10 $     50,526
    245,000 Castle Rock Ranch Colorado Public
             Improvements Authority...........     5.900   12/1/03      252,350
     55,000 Colorado Housing Financial
             Authority........................     5.000    5/1/05       54,725
     50,000 Colorado Housing Financial
             Authority........................     4.750   11/1/05       48,938
    235,000 Colorado Housing Financial
             Authority........................     6.500    5/1/16      244,988
    370,000 Colorado Housing Financial
             Authority........................     6.550    5/1/25      387,575
    350,000 Colorado Housing Financial
             Authority (FHA)..................     5.700   10/1/21      338,625
     10,000 Colorado Housing Financial
             Authority, AMT...................     5.750   11/1/04       10,125
    230,000 Colorado Housing Financial
             Authority, AMT...................     5.200   12/1/05      229,138
    245,000 Colorado Housing Financial
             Authority, AMT...................     6.400   11/1/24      250,206
    225,000 Colorado Student Obligations Board
             Authority, AMT...................     7.150    9/1/06      235,406
    125,000 Denver Colorado City & County
             Multi-Family Housing (FHA).......     4.700    7/1/08      119,219
     70,000 Denver Colorado City & County
             Multi-Family Housing, AMT (FHA)..     5.100   11/1/07       68,950
    430,000 Denver Colorado City & County
             Single Family Housing
             (GNMA/FNMA)......................     5.000   11/1/15      396,138
     40,000 Vail Colorado Single Family
             Mortgage Revenue.................     8.125    6/1/10       42,000
    555,000 Westminster Colorado Multi-Family,
             Mandatory Put 9/1/06 @ 100,
             (AXA)............................     5.950    9/1/06      568,874
    720,000 Westminster Colorado Multi-Family,
             Mandatory Put 12/1/05 @ 100,
             (FNMA)...........................     5.350   12/1/25      723,599
                                                                   ------------
                                                                      4,511,995
                                                                   ------------
            Connecticut -- 0.65%
    100,000 Connecticut State Development
             Authority (Asset GTY)............     5.000    9/1/15       93,125
    365,000 Stamford Connecticut Housing
             Authority, Multi-Family, AMT,
             Mandatory Put 12/1/08 @ 100......     4.750   12/1/28      335,344
    445,000 Waterbury Connecticut Housing
             Authority Mortgage Revenue
             (AMBAC)..........................     4.850    7/1/09      425,531
    470,000 Waterbury Connecticut Housing
             Authority Mortgage Revenue
             (AMBAC)..........................     4.850    7/1/09      449,438
                                                                   ------------
                                                                      1,303,438
                                                                   ------------
            Delaware -- 0.30%
      5,000 Delaware State Economic
             Development Authority Revenue,
             1st Mortgage, Peninsula United,
             Series A.........................     6.000    5/1/09        4,713
      5,000 Delaware State Housing Authority
             Revenue Refunding, Multi-Family
             Mortgage.........................     6.600    7/1/01        5,098
    205,000 Delaware State Housing Authority
             Revenue, Residential Mortgage,
             Series A.........................     8.750    6/1/17      205,000
     15,000 Deleware State Economic
             Development (MBIA)...............     7.000   10/1/03       15,230
     50,000 Deleware State Economic
             Development, AMT.................     7.500   10/1/17       50,949
    280,000 Sussex County Deleware Single
             Family Mortgage, ETM.............     7.500    3/1/10      309,750
                                                                   ------------
                                                                        590,740
                                                                   ------------
            District of Columbia -- 0.56%
    335,000 District of Columbia Housing
             Finance Agency (Asset GTY).......     4.850    6/1/08      312,388
    235,000 District of Columbia Housing
             Finance Agency, Mayfair Mansions
             Apartments, AMT (FHA)............     5.000    2/1/08      223,250
    570,000 District of Columbia Housing
             Finance Agency, Single Family
             Mortgage, Series A, AMT,
             (FNMA/GNMA)......................     6.250   12/1/28      577,124
                                                                   ------------
                                                                      1,112,762
                                                                   ------------
            Florida -- 2.76%
  1,980,000 Boca Place Associates, LTD Florida
             Revenue (LOC)....................     4.650    2/1/04    1,970,099
    200,000 Brevard County Florida Health
             Facilities Authority, ETM........     7.375  11/15/04      210,500
     50,000 Dade City Florida Governmental
             Leasing Corp., Certificates of
             Participation....................     9.000    4/1/20       51,781
    260,000 Dade County Florida Housing
             Finance Authority, AMT (FNMA),
             Mandatory Put 6/1/06 @ 100
             (FNMA)...........................     5.900    6/1/26      264,550
    100,000 Daytona Beach Florida Water &
             Sewer, ETM.......................     6.750  11/15/07      102,475

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2000

 Principal               Security                         Maturity    Value
   Amount               Description              Rate (%)   Date     (Note 2)
 ---------              -----------              -------- --------   --------

            Municipal Bonds (continued)
            Florida (continued)
 $    5,000 Duval County Florida Housing
             Finance Authority, Single Family
             (GNMA)...........................     7.650    9/1/10 $      5,162
    330,000 FHA Insured Trust, Series 96-I,
             Class A3.........................     7.000    7/1/22      329,340
     65,000 Jacksonville Florida Health
             Facilities, St. Catherine Laboure
             Manor, Inc., ETM.................     9.125    1/1/03       68,900
     95,000 Jacksonville Florida Health
             Facilities, St. Vincent's Medical
             Center, Inc., ETM................     9.125    1/1/03      100,700
    300,000 Miami Beach Florida Housing
             Authority Revenue, 1st Mortgage,
             Elderly Housing, Section 8.......     6.625   1/15/09      305,625
    455,000 Miami-Dade County Florida Housing
             Finance Authority, Series A-1,
             AMT (GNMA/FNMA)..................     5.900    6/1/25      457,275
    410,000 Miramar Florida Water Improvement
             Assessment Revenue (FGIC)........     5.125   10/1/20      404,363
     85,000 Palm Beach County Florida Airport
             Systems Revenue (MBIA)...........     7.500   10/1/00       85,609
     30,000 Palm Beach County Florida Health
             Facilities Revenue, ETM..........     9.500    8/1/13       37,725
    630,000 Pasco County Florida Revenue, GO,
             ETM (MBIA).......................     6.375    8/1/08      689,850
    245,000 Pinellas County Florida Housing
             Finance Authority, Multi-County
             Program, Series A, AMT (GNMA)....     6.850    3/1/29      250,513
     65,000 St. Johns County Florida
             Industrial Development Authority,
             Series A (MBIA)..................     5.500    3/1/17       64,675
    100,000 Tampa Florida Excise Tax, Revenue
             Bond, ETM........................     6.125   10/1/07      102,875
                                                                   ------------
                                                                      5,502,017
                                                                   ------------
            Georgia -- 1.52%
    200,000 Athens Georgia Water & Sewer
             Revenue, ETM.....................     6.200    7/1/08      216,000
    225,000 Augusta Georgia Housing
             Rehabilitation Agency............     7.000    9/1/05      234,000
      5,000 Clayton County Georgia Housing
             Authority Multi-Family, AMT
             (FNMA)...........................     5.750    1/1/13        4,988
     55,000 Fulton County Georgia Housing
             Authority, Single Family Revenue,
             AMT (GNMA).......................     6.200    3/1/13       55,963
    190,000 Gwinnett County Georgia Multi-
             Family, Mandatory Put 4/1/06 @
             100 (FNMA).......................     5.500    4/1/26      185,013
    490,000 Houston County Georgia Development
             Authority........................     7.000    8/1/28      431,812
    645,000 Marietta Georgia Housing Authority
             Multi-Family, Mandatory Put
             6/1/05 @ 100 (FNMA)..............     5.700    6/1/25      658,705
    260,000 Savannah Georgia Economic
             Development Authority............     6.200   10/1/09      265,525
    200,000 Savannah Georgia Economic
             Development Authority............     6.500   10/1/13      198,750
    585,000 Savannah Georgia Economic
             Development Authority (ACA)......     6.875  11/15/11      615,712
    110,000 St. Mary's Georgia Housing
             Authority Multi-Family (FHA).....     7.250    9/1/05      112,200
     55,000 St. Mary's Georgia Housing
             Authority Multi-Family (FHA).....     7.250   10/1/05       55,701
                                                                   ------------
                                                                      3,034,369
                                                                   ------------
            Hawaii -- 0.26%
    470,000 Hawaii State Housing Finance &
             Development, AMT (FNMA)..........     5.200    7/1/12      442,974
     65,000 Honolulu Hawaii City & County,
             Multi-Family Housing, Waipahu
             Towers Project, AMT (GNMA).......     6.900   6/20/05       67,113
                                                                   ------------
                                                                        510,087
                                                                   ------------
            Idaho -- 0.90%
      5,000 Bingham County Idaho Industrial
             Development Corporation, Idaho
             Supreme Potatoes, Inc. Project,
             AMT (LOC)........................     4.600   11/1/00        4,994
     55,000 Bingham County Idaho Industrial
             Development Corporation, Idaho
             Supreme Potatoes, Inc. Project,
             AMT (LOC)........................     4.750   11/1/01       55,069
      5,000 Bingham County Idaho Industrial
             Development Corporation, Idaho
             Supreme Potatoes, Inc. Project,
             AMT (LOC)........................     4.850   11/1/02        4,969
     80,000 Bingham County Idaho Industrial
             Development Corporation, Idaho
             Supreme Potatoes, Inc. Project,
             AMT (LOC)........................     4.950   11/1/03       79,500
     80,000 Bingham County Idaho Industrial
             Development Corporation, Idaho
             Supreme Potatoes, Inc. Project,
             AMT (LOC)........................     5.050   11/1/04       79,300

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2000

 Principal                Security                         Maturity    Value
   Amount               Description               Rate (%)   Date     (Note 2)
 ---------              -----------               -------- --------   --------

            Municipal Bonds (continued)
            Idaho (continued)
 $   95,000 Bingham County Idaho Industrial
             Development Corporation, Idaho
             Supreme Potatoes, Inc. Project,
             AMT (LOC).........................     5.150   11/1/05 $     93,575
     95,000 Bingham County Idaho Industrial
             Development Corporation, Idaho
             Supreme Potatoes, Inc. Project,
             AMT (LOC).........................     5.200   11/1/06       93,456
    105,000 Bingham County Idaho Industrial
             Development Corporation, Idaho
             Supreme Potatoes, Inc. Project,
             AMT (LOC) ........................     5.300   11/1/07      103,294
    110,000 Bingham County Idaho Industrial
             Development Corporation, Idaho
             Supreme Potatoes, Inc. Project,
             AMT (LOC).........................     5.400   11/1/08      108,488
    110,000 Bingham County Idaho Industrial
             Development Corporation, Idaho
             Supreme Potatoes, Inc. Project,
             AMT (LOC).........................     5.500   11/1/09      109,038
      5,000 Bingham County Idaho Industrial
             Development Corporation, Idaho
             Supreme Potatoes, Inc. Project,
             AMT (LOC).........................     5.600   11/1/10        4,981
      5,000 Bingham County Idaho Industrial
             Development Corporation, Idaho
             Supreme Potatoes, Inc. Project,
             AMT (LOC).........................     5.700   11/1/11        5,000
      5,000 Bingham County Idaho Industrial
             Development Corporation, Idaho
             Supreme Potatoes, Inc. Project,
             AMT (LOC).........................     5.800   11/1/12        4,994
    100,000 Idaho Housing & Financial
             Assistance, Series Sub B, AMT.....     5.650    7/1/09      101,000
    130,000 Idaho Housing & Financial
             Assistance, Single Family
             Mortgage, Series F-2, AMT.........     5.100    7/1/12      126,425
     85,000 Idaho Housing & Financial
             Assistance, Single Family
             Mortgage, Series Sub-C 2, AMT.....     5.250    7/1/11       83,619
    565,000 Idaho Housing & Financial
             Assistance, State Housing, Revenue
             Bond, Multi-Family Housing, Teton
             Apartments, Mandatory Put 8/1/04 @
             100, AMT (LOC)....................     5.150    8/1/31      562,174
      5,000 Idaho Housing Agency, Single Family
             Mortgage, Series C-1..............     7.650    7/1/10        5,082
    175,000 Idaho Housing Agency, Single Family
             Mortgage, Sub-Series F, AMT.......     5.800    7/1/07      178,063
                                                                    ------------
                                                                       1,803,021
                                                                    ------------
            Illinois -- 8.96%
    140,000 Alton Illinois Hospital Facilities
             Revenue & Refunded, Alton Memorial
             Hospital Project, ETM.............     7.000    7/1/05      146,125
    530,000 Bedford Park Illinois Water
             Revenue, AMT (ACA)................     6.000  12/15/08      530,000
    200,000 Berwyn Illinois GO (AMBAC).........     5.375  11/15/10      187,250
    400,000 Bolingbrook Illinois Mortgage
             Revenue Capital Appreciation Sub-
             Series 1, Zero Coupon.............     0.000    1/1/11      191,500
    175,000 Buffalo Grove, Illinois Economic
             Development Project...............     5.450   8/15/02      174,984
     10,000 Chicago Illinois, Multi-Family
             Housing Project, AMT (GNMA).......     4.950    6/1/05        9,888
     40,000 Chicago Illinois, Multi-Family
             Housing Project, AMT (GNMA).......     5.250    6/1/08       39,450
     40,000 Chicago Illinois, Multi-Family
             Housing Project, AMT (GNMA).......     5.350    6/1/09       39,350
     40,000 Chicago Illinois, Multi-Family
             Housing Project, AMT (GNMA).......     5.450    6/1/10       39,400
     55,000 Chicago Illinois, Multi-Family
             Housing Project, AMT (GNMA).......     5.500    6/1/11       54,175
     55,000 Chicago Illinois, Multi-Family
             Housing Project, AMT (GNMA).......     5.550    6/1/12       53,900
     55,000 Des Plaines Illinois Hospital
             Facility Revenue, Holy Family
             Hospital, ETM.....................     7.000    1/1/07       58,163
      5,000 Des Plaines Illinois Hospital
             Facility Revenue, Holy Family
             Hospital, ETM (FGIC)..............     7.000    1/1/07        5,288
     45,000 Des Plaines Illinois Hospital
             Facility Revenue, Holy Family
             Hospital, ETM (MBIA)..............     7.000    1/1/07       47,588
    320,000 Du Page County Illinois Community
             High School (FSA).................     5.500   12/1/14      322,800
    135,000 Fairfield Illinois Economic
             Development Revenue, Wayne County
             Center Project....................     6.000  12/15/05      133,988
     90,000 Glenview Illinois Multi-Family
             Revenue, Mandatory Put 12/1/07 @
             100 (FNMA)........................     5.200   12/1/27       89,775
    215,000 Grayslake Illinois Multi-Family
             Revenue, Country Squire Apartments
             (FHA).............................     6.000    6/1/05      219,300
      5,000 Greater Peoria Illinois Airport
             Authority, AMT (AMBAC)............     6.500   12/1/05        5,281
    145,000 Greater Peoria Illinois Airport
             Authority, AMT (AMBAC)............     6.600   12/1/06      153,338
     65,000 Greater Peoria Illinois Airport
             Authority, AMT (AMBAC)............     6.700   12/1/07       68,738
    160,000 Illinois Development Finance
             Authority Revenue, Community
             Rehabilitation Providers..........     5.375    7/1/09      157,000
    245,000 Illinois Development Finance
             Authority Revenue, Catholic Health
             (AMBAC)...........................     5.150   2/15/06      245,613

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2000

 Principal               Security                         Maturity    Value
   Amount               Description              Rate (%)   Date     (Note 2)
 ---------              -----------              -------- --------   --------

            Municipal Bonds (continued)
            Illinois (continued)
 $  930,000 Illinois Development Finance
             Authority Revenue, Community
             Rehabilitation Providers, Series
             A................................     5.600    7/1/19 $    781,199
    170,000 Illinois Development Finance
             Authority Revenue, Debt
             Restructure East St. Louis.......     6.875  11/15/05      179,775
  1,080,000 Illinois Development Finance
             Authority Revenue, Provena
             Health, Series A (MBIA)..........     5.125   5/15/23      946,349
     15,000 Illinois Development Finance
             Authority Revenue, Section 8,
             Series A (FHA/MBIA)..............     5.200    7/1/08       14,794
    440,000 Illinois Development Finance
             Authority, Illinois Facilities
             Project, Series A................     7.400    9/1/04      458,700
    365,000 Illinois Educational Facility
             Authority Revenue................     4.600   10/1/08      337,625
    495,000 Illinois Educational Facility
             Authority Revenue................     5.000   10/1/13      450,450
     85,000 Illinois Health Facilities
             Authorities, Loyola University,
             ETM..............................     6.250    7/1/06       91,056
  2,162,000 Illinois Health Facilities
             Authority, Partial Prerefunded
             8/15/00 @ 102 (FSA)..............     7.600   8/15/10    2,212,309
  1,615,000 Illinois Health Facilities
             Authority Revenue, Community
             Hospital of Ottawa Project.......     6.750   8/15/14    1,639,224
    215,000 Illinois Health Facilities
             Authority Revenue, Lutheran
             Social Services..................     6.125   8/15/10      194,844
    110,000 Illinois Health Facilities
             Authority Revenue, Michael Reese
             Hospital & Medical Center, ETM...     6.750   12/1/08      116,463
    170,000 Illinois Health Facilities
             Authority Revenue, Midwest Group
             Ltd. (ACA).......................     5.375  11/15/08      169,575
    795,000 Illinois Health Facilities
             Authority Revenue, Northwestern
             Medical Foundation (MBIA)........     5.125  11/15/28      683,699
     95,000 Illinois Health Facilities
             Authority Revenue, Northwestern
             Memorial Hospital Project, ETM...     6.375    5/1/03       97,138
    270,000 Illinois Health Facilities
             Authority Revenue, Sydney R.
             Forkosh Memorial Hospital,
             Prerefunded 7/1/02 @ 100.........     7.000    7/1/07      279,113
    175,000 Illinois Industrial Pollution
             Control Authority Revenue,
             Commonwealth Edison Co. Project..     5.875   5/15/07      173,469
  1,640,000 Lake County Illinois Community
             School District, Zero Coupon
             (FSA)............................     0.000   12/1/17      588,349
    330,000 Lake County Illinois Community
             School District (FSA)............     5.375   12/1/12      332,887
     90,000 Lake County Illinois Township,
             High School District No. 113,
             Highland Park, GO................     8.100   12/1/12      113,175
    180,000 Lake County Illinois, School
             District No. 109, Series B, GO...     6.600  12/15/18      198,225
  2,190,000 Palatine Illinois Tax Increment
             Revenue (AMBAC)..................     5.000    1/1/15    2,069,549
     70,000 Quincy Illinois Single Family
             Mortgage.........................     6.875    3/1/10       72,275
    115,000 Rockford Illinois Mortgage
             Revenue, Faust Landmark
             Apartments, Series A, AMT (FHA)..     5.625    1/1/07      116,006
    460,000 Rockford-Concord Commons Housing,
             Concord Commons Project (FHA)....     6.150   11/1/22      466,325
    100,000 Rockford-Concord Commons Housing,
             Concord Commons Project, Series A
             (FHA)............................     5.550   11/1/06      101,625
    585,000 Silvas Illinois Mortgage Revenue
             (FHA)............................     4.900    8/1/11      550,630
    445,000 Silvas Illinois Mortgage Revenue
             (FHA)............................     5.200    8/1/17      413,850
     40,000 Southwestern Illinois Development
             Authority Hospital Revenue, Wood
             River Township Hospital Project,
             ETM..............................     6.875    8/1/03       41,150
    530,000 Upper Illinois River Valley
             Development Authority, Solid
             Waste Disposal Revenue, AMT......     5.900    2/1/14      490,913
    565,000 Woodridge Illinois Multi-Family
             Revenue, Hawthorn Ridge, Series A
             (GNMA)...........................     5.650  12/20/32      538,868
                                                                   ------------
                                                                     17,892,503
                                                                   ------------
            Indiana -- 2.18%
    915,000 Clark County Indiana Hospitals
             Association (MBIA)...............     4.650    3/1/07      879,543
    155,000 Fort Wayne Indiana Hospital
             Authority, ETM...................     6.500    1/1/05      159,650
    305,000 Gary Indiana Mortgage Revenue, AMT
             (FNMA)...........................     5.400   8/20/38      272,594
     50,000 Gary Indiana Mortgage Revenue,
             Willows on Clark Road Apartments,
             AMT (GNMA).......................     4.750   8/20/08       47,000
     70,000 Gary Indiana Mortgage Revenue,
             Willows on Clark Road Apartments,
             AMT (GNMA).......................     5.150   8/20/13       64,838
      5,000 Indiana Bond Bank.................     5.200    8/1/07        5,069
     70,000 Indiana Bond Bank.................     5.300    8/1/08       71,225
     65,000 Indiana Bond Bank.................     5.400    8/1/09       66,544
    165,000 Indiana Health Facilities
             Financing Authority..............     4.850   2/15/06      156,750

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2000

 Principal               Security                         Maturity    Value
   Amount               Description              Rate (%)   Date     (Note 2)
 ---------              -----------              -------- --------   --------

            Municipal Bonds (continued)
            Indiana (continued)
 $   85,000 Indiana Health Facilities
             Financing Authority..............     4.800   2/15/07 $     79,475
     80,000 Indiana Health Facilities
             Financing Authority..............     4.850   2/15/08       74,100
     80,000 Indiana Health Facilities
             Financing Authority..............     4.950   2/15/09       73,800
     65,000 Indiana Health Facilities
             Financing Authority (Asset GTY)..     5.000   8/15/05       63,944
     95,000 Indiana Health Facilities
             Financing Authority (Asset GTY)..     5.100   2/15/06       93,456
     95,000 Indiana Health Facilities
             Financing Authority (Asset GTY)..     5.100   8/15/06       93,338
     95,000 Indiana Health Facilities
             Financing Authority (Asset GTY)..     5.250   2/15/08       92,863
    110,000 Indiana Health Facilities
             Financing Authority (Asset GTY)..     5.350   8/15/09      107,113
    420,000 Indianapolis Indiana Economic
             Development Revenue, AMT (GNMA)..     5.350   4/20/17      385,875
    825,000 Indianapolis Indiana Economic
             Development Revenue, Mandatory
             Put 12/1/04 @ 100, AMT (FNMA)....     6.375   12/1/24      857,999
     55,000 Indianapolis Indiana Utilities
             Revenue, ETM.....................     7.000    6/1/08       59,056
     80,000 Lawrence Indiana Multi-Family
             Revenue, AMT (FNMA)..............     5.050    1/1/08       78,900
    530,000 Lawrence Indiana Multi-Family
             Revenue, Mandatory Put 1/1/08
             @100, AMT (FNMA).................     5.150    6/1/24      480,975
     65,000 Monroe County Indiana Hospital
             Authority........................     4.750    5/1/06       64,188
     15,000 Vigo County Indiana Hospital
             Authority Revenue, ETM...........     6.875    4/1/04       15,563
                                                                   ------------
                                                                      4,343,858
                                                                   ------------
            Iowa -- 0.86%
     70,000 Des Moines Iowa Hospital Revenue,
             Fairview Community, Iowa Lutheran
             Hospital, ETM....................     9.500  11/15/02       74,200
  1,300,000 Iowa Finance Authority Commercial
             Development Revenue (LOC)........     4.350    8/1/03    1,247,999
    380,000 Iowa Finance Authority Small
             Business District, Terrace
             Center...........................     7.500    3/1/22      399,000
                                                                   ------------
                                                                      1,721,199
                                                                   ------------
            Kansas -- 0.63%
     85,000 Kansas State Development Finance
             Authority Multi-Family, AMT
             (LOC)............................     5.300   10/1/07       82,131
    255,000 Kansas State Development Finance
             Authority Multi-Family, Mandatory
             Put 10/1/07 @ 100, AMT (LOC).....     5.600   10/1/19      253,088
     55,000 Labette County Kansas Single
             Family (GNMA)....................     7.650   12/1/11       56,650
     45,000 Manhattan Kansas Tax Increment
             Revenue, AMT (Asset GTY).........     5.000   12/1/02       44,944
    125,000 Manhattan Kansas Tax Increment
             Revenue, AMT (Asset GTY).........     5.200   12/1/03      125,000
    390,000 McPhearson Kansas Electric
             Utility, Partial Prerefunded
             3/1/03 @ 100, ETM (AMBAC)........     5.900    3/1/07      411,450
     40,000 Reno County Kansas Mortgage
             Revenue..........................     8.700    9/1/11       41,550
      5,000 Saline County Kansas Single Family
             Mortgage Revenue.................     9.500   10/1/11        5,169
    170,000 Sedgwick & Shawnee Counties Kansas
             Single Family Mortgage Revenue,
             AMT (GNMA).......................     4.700   12/1/08      167,663
     70,000 Wichita Kansas Single Family
             Mortgage.........................     7.100    9/1/09       72,538
                                                                   ------------
                                                                      1,260,183
                                                                   ------------
            Kentucky -- 0.37%
    185,000 Ashland Kentucky Environmental
             Improvements, Allied Chemical
             Corporation Project, ETM.........     5.800    3/1/03      187,081
    120,000 Greater Kentucky Housing
             Assistance Corporation, Section
             8, Series C (FHA/MBIA)...........     5.350    7/1/07      120,000
    200,000 Kentucky State Turnpike Authority
             Resource Recovery, ETM...........     6.125    7/1/07      206,500
    110,000 Kentucky State Turnpike Authority
             Resource Recovery, Recovery Road
             Revenue, ETM.....................     6.625    7/1/08      116,188
     40,000 Lakeland Wesley Village, Inc.
             Kentucky Mortgage, ELD Section 8,
             Assistance Project (FHA).........     7.125   11/1/02       40,850
     60,000 Owensboro Kentucky Electric
             Lighting & Power Revenue, ETM....    10.500    1/1/04       66,000
                                                                   ------------
                                                                        736,619
                                                                   ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2000

 Principal                Security                         Maturity    Value
   Amount               Description               Rate (%)   Date     (Note 2)
 ---------              -----------               -------- --------   --------

            Municipal Bonds (continued)
            Louisiana -- 2.55%
 $  200,000 East Baton Rouge Parish Louisiana
             Hospital district No. 3, Woman's
             Hospital Foundation, ETM..........     7.200   10/1/08 $    216,000
    130,000 Iberia Home Mortgage Authority
             Louisiana Single Family...........     7.375    1/1/11      137,150
     50,000 Jefferson Parish Louisiana Hospital
             Services Development Revenue,
             ETM...............................     7.125    1/1/02       51,063
     85,000 Louisiana Housing Finance Agency
             Mortgage Revenue (GNMA/FNMA)......     4.625    6/1/09       84,575
    160,000 Louisiana Housing Finance Agency
             Mortgage Revenue, AMT (GNMA)......     6.450    9/1/27      163,600
    395,000 Louisiana Housing Finance Agency
             Mortgage Revenue, AMT (GNMA)......     6.500    9/1/38      403,888
     75,000 Louisiana Public Facility Authority
             Revenue, Single Family............     7.375   10/1/12       75,938
    103,523 Louisiana Public Facility Authority
             Revenue...........................     8.450   12/1/12      107,793
     70,000 Louisiana Public Facility Authority
             Revenue (AXA).....................     5.750   3/15/03       71,400
     80,000 Louisiana Public Facility Authority
             Revenue (AXA).....................     5.850   3/15/04       81,500
     80,000 Louisiana Public Facility Authority
             Revenue (AXA).....................     5.950   3/15/05       81,600
    190,000 Louisiana Public Facility Authority
             Revenue, Mandatory Put 6/1/05 @
             100 (FNMA)........................     5.800    6/1/25      194,750
    150,000 Louisiana Public Facility Authority
             Revenue, Multi-Family Housing,
             Carlyle Apartments, Mandatory Put
             6/15/05 @ 100 (AXA)...............     5.950   6/15/19      152,812
  2,015,000 Louisiana Public Facility Authority
             Revenue, Series A-1, Mandatory Put
             6/1/01 @ 100, (AMBAC).............     5.000   12/1/15    2,025,074
  1,205,000 Louisiana Public Services Authority
             Revenue, Mandatory Put 6/1/05 @
             100 (FNMA)........................     5.800    6/1/25    1,235,124
                                                                    ------------
                                                                       5,082,267
                                                                    ------------
            Maine -- 0.36%
    720,000 Maine Finance Authority Revenue,
             AMT (FSA).........................     5.200    7/1/18      711,899
                                                                    ------------
            Maryland -- 0.47%
     10,000 Annapolis Maryland Economic
             Development Revenue...............     4.600   10/1/02        9,900
     55,000 Annapolis Maryland Economic
             Development Revenue...............     4.700   10/1/03       54,244
      5,000 Annapolis Maryland Economic
             Development Revenue...............     4.800   10/1/04        4,950
     55,000 Annapolis Maryland Economic
             Development Revenue...............     5.000   10/1/06       54,381
     55,000 Annapolis Maryland Economic
             Development Revenue...............     5.000   10/1/07       53,969
     65,000 Annapolis Maryland Economic
             Development Revenue...............     5.000   10/1/08       63,619
    110,000 Baltimore County Maryland Mortgage
             Revenue, Three Garden Village
             Project, Series A (FHLMC).........     4.800    1/1/13       99,550
    420,000 Cecil County Maryland County
             Commerce Economic Development.....     6.875   1/15/08      439,950
    120,000 Cecil County Maryland County
             Commerce Economic Development.....     6.875   1/15/10      126,000
     40,000 Frederick County Maryland Economic
             Development (FHA).................     5.900    2/1/05       41,100
                                                                    ------------
                                                                         947,663
                                                                    ------------
            Massachusetts -- 2.33%
    490,000 Boston Massachusetts Industrial
             Development Finance Authority,
             Northend Community, Series A
             (FHA).............................     6.450    8/1/37      510,213
    135,000 Boston Massachusetts Revenue,
             Duetsches Altenheim, Inc., Series
             A (FHA)...........................     5.950   10/1/18      133,144
    160,000 Dartmouth Massachusetts Housing
             Development Corporation Mortgage
             Revenue (FHA/MBIA)................     4.850    7/1/09      153,600
    145,000 Massachusetts Education Loan
             Authority, Issue D, Series A, AMT
             (MBIA)............................     7.250    1/1/09      148,754
    250,000 Massachusetts State Development
             (Asset GTY).......................     6.000    6/1/24      252,500
     20,000 Massachusetts State Health &
             Education Facilities Authority,
             Beth Israel Hospital, ETM.........     5.750    7/1/06       20,300
      5,000 Massachusetts State Health &
             Education Facilities Authority,
             Massachusetts Institute of
             Technology........................     8.000    7/1/00        5,000
    530,000 Massachusetts State Housing Finance
             Agency (Asset GTY)................     4.850    9/1/13      486,938
     55,000 Massachusetts State Housing Finance
             Agency, Series A, AMT (MBIA)......     6.125   12/1/11       56,169
    110,000 Massachusetts State Individual
             Finance Agency, AMT (GNMA)........     5.400   8/20/12      107,938

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2000

 Principal               Security                         Maturity    Value
   Amount               Description              Rate (%)   Date     (Note 2)
 ---------              -----------              -------- --------   --------

            Municipal Bonds (continued)
            Massachusetts (continued)
 $1,670,000 Massachusetts State Individual
             Finance Agency, AMT (GNMA).......     6.450   8/20/39 $  1,713,837
    545,000 Massachusetts State Individual
             Finance Agency, Higher Education,
             Hampshire College Project........     5.800   10/1/17      521,155
    590,000 Massachusetts State Individual
             Finance Agency, Revenue Bond,
             Retirement Facility, AMT (GNMA)..     5.300   6/20/19      534,687
                                                                   ------------
                                                                      4,644,235
                                                                   ------------
            Michigan -- 1.33%
    365,000 Avondale School District..........     5.800    5/1/07      375,950
    110,000 Battle Creek Michigan Economic
             Development......................     5.125    2/1/09      110,019
    175,000 Detroit Water Supply System, Water
             Utility Improvements, ETM........     8.875    1/1/05      190,531
    190,000 Dickinson County Michigan Economic
             Development......................     6.550    3/1/07      194,619
    210,000 Grand Rapids Charter Township
             Michigan.........................     5.200    7/1/14      191,625
     15,000 Michigan State Building Authority
             Revenue, ETM.....................     7.400    4/1/01       15,094
     55,000 Michigan State Hospital Financial
             Authority Revenue, ETM...........     6.200    1/1/03       55,894
    160,000 Michigan State Hospital Financial
             Authority Revenue, ETM...........     7.000    7/1/05      167,400
     95,000 Michigan State Hospital Financial
             Authority, St. Joseph Mercy
             Hospital, ETM....................     9.250    7/1/03      101,056
      5,000 Michigan State Housing Development
             Authority, AMT (AMBAC)...........     5.050   12/1/07        4,906
      5,000 Michigan State Housing Development
             Authority, AMT (AMBAC)...........     5.150   12/1/08        4,906
      5,000 Michigan State Housing Development
             Authority, AMT (AMBAC)...........     5.250   12/1/09        4,913
      5,000 Michigan State Housing Development
             Authority, AMT (AMBAC)...........     5.350   12/1/10        4,894
    680,000 Michigan State Housing Development
             Authority, Home Improvement,
             Series B, AMT....................     7.650   12/1/12      689,641
    145,000 Michigan State Strategic Fund
             Ltd., ETM........................     7.875   8/15/05      154,969
    230,000 Petoskey Michigan Hospital Finance
             Authority, ETM...................     6.700    3/1/07      241,500
    125,000 Saginaw Michigan Hospital Finance
             Authority, ETM...................     7.500   11/1/10      139,219
                                                                   ------------
                                                                      2,647,136
                                                                   ------------
            Minnesota -- 0.81%
    110,000 Cambridge Minnesota Mortgage
             Revenue (GNMA)...................     5.400  11/20/05      110,000
    105,000 Dakota County Minnesota Housing &
             Redevelopment Authority, AMT
             (GNMA/FNMA)......................     5.500   10/1/01      106,050
     10,000 Dakota County Minnesota Housing &
             Redevelopment Authority, AMT
             (GNMA/FNMA)......................     5.550   10/1/02       10,138
     10,000 Dakota County Minnesota Housing &
             Redevelopment Authority, AMT
             (GNMA/FNMA)......................     5.750   10/1/04       10,188
     80,000 Fridley Minnesota Community
             Development Revenue, Mandatory
             Put 9/1/01 @ 100, AMT (LOC)......     5.375    9/1/16       80,100
    110,000 Monticello Minnesota Pollution
             Control Revenue..................     5.375    2/1/03      110,073
    165,000 Rochester Minnesota Hospital
             Revenue, ETM.....................     5.750   10/1/07      168,094
  1,000,000 White Earth Band of Chippewa
             Indians, Revenue, Series A
             (ACA)............................     7.000   12/1/11    1,023,750
                                                                   ------------
                                                                      1,618,393
                                                                   ------------
            Mississippi -- 3.13%
    310,000 Corinth & Alcorn County
             Mississippi Hospital Revenue.....     5.000   10/1/08      274,350
    200,000 Corinth & Alcorn County
             Mississippi Hospital Revenue.....     5.125   10/1/10      172,750
    920,000 Jackson Mississippi Housing
             Authority, AMT...................     5.400    4/1/39      853,299
    700,000 Jackson Mississippi Housing
             Authority, AMT (FSA).............     5.300    4/1/19      650,124
    505,000 Lincoln County Mississippi
             Hospital Revenue (Asset GTY).....     5.500    4/1/18      482,906
    995,000 Mississippi Business Finance Corp.
             (GNMA)...........................     5.450   5/20/34      890,524
     70,000 Mississippi Business Finance
             Corp., AMT (LOC).................     5.450    9/1/01       70,088
     80,000 Mississippi Business Finance
             Corp., AMT (LOC).................     5.600    9/1/02       80,100
     80,000 Mississippi Business Finance
             Corp., AMT (LOC).................     5.800    9/1/04       79,900

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2000

 Principal               Security                         Maturity    Value
   Amount               Description              Rate (%)   Date     (Note 2)
 ---------              -----------              -------- --------   --------

            Municipal Bonds (continued)
            Mississippi (continued)
 $   95,000 Mississippi Business Finance
             Corp., AMT (LOC).................     5.900    9/1/05 $     94,881
  1,240,000 Mississippi Business Finance
             Corp., Series A (GNMA)...........     5.450   5/20/34    1,105,149
    160,000 Mississippi Home Corporation
             Single Family (GNMA/FNMA)........     5.125   12/1/17      159,200
     40,000 Mississippi Home Corporation
             Single Family Revenue, AMT
             (GNMA)...........................     5.000    6/1/04       39,800
    745,000 Mississippi Home Corporation
             Single Family Revenue, AMT
             (GNMA/FNMA)......................     7.375    6/1/28      823,224
    525,000 Perry County Mississippi Pollution
             Control..........................     5.200   10/1/12      479,719
                                                                   ------------
                                                                      6,256,014
                                                                   ------------
            Missouri -- 2.43%
    600,000 Boone County Missouri Industrial
             Development Authority, Otscon,
             Inc. Project, Mandatory Put
             5/1/05 @ 100, AMT (LOC)..........     5.125    5/1/05      575,999
     40,000 Bridgeton Missouri Industrial
             Development (GNMA)...............     5.250  12/20/19       36,650
  1,865,000 Joplin Missouri Industrial
             Development Authority,
             Prerefunded 12/15/01 @ 102.......     8.250  12/15/14    1,993,218
     10,000 Kansas City Missouri Industrial
             Development Authority, Royal
             Woods Apartments Project,
             Mandatory Put 1/1/10 @ 100, AMT
             (FNMA)...........................     5.600    1/1/30       10,050
    615,000 Missouri State Development
             Financing Board, Recreational
             Facilities, YMCA Greater St.
             Louis Project, Series A (LOC)....     4.750    9/1/07      587,324
    230,000 Missouri State Development
             Financing Board, Recreational
             Facilities, YMCA Greater St.
             Louis Project, Series A (LOC)....     4.900    9/1/10      216,775
     95,000 Missouri State Housing Development
             Community Mortgage, Single
             Family, AMT (GNMA)...............     6.625   12/1/17       97,138
    180,000 Pacific Missouri Industrial
             Development Revenue, AMT (LOC)...     5.950    5/1/07      184,500
    180,000 Pacific Missouri Industrial
             Development Revenue, AMT (LOC)...     6.200    5/1/12      184,950
    180,000 Pacific Missouri Industrial
             Development, Clayton Corp.
             Project, AMT (LOC)...............     6.450    5/1/17      184,050
    360,000 St. Charles County Missouri Health
             Care.............................     5.400  11/15/16      306,900
    190,000 St. Louis County Missouri Regional
             Convention & Sports Complex,
             Series B.........................     6.500   8/15/01      193,800
    150,000 St. Louis Missouri Land Clearance
             Redevelopment Authority,
             Westminster Place Apartments,
             Mandatory Put 4/1/07 @ 100
             (FNMA)...........................     5.950    7/1/22      154,688
    115,000 St. Louis Missouri Parking
             Facilities, Prerefunded 12/15/02
             @ 102............................     6.625  12/15/21      122,188
                                                                   ------------
                                                                      4,848,230
                                                                   ------------
            Montana -- 0.49%
    865,000 Great Falls Montana Multi-Family
             Revenue, Mandatory Put 1/2/08 @
             100, AMT (LOC)...................     4.900    1/1/38      826,074
    135,000 Missoula County Hospital, ETM.....     7.125    6/1/07      144,788
                                                                   ------------
                                                                        970,862
                                                                   ------------
            Nebraska -- 1.68%
  1,000,000 Clay County Nebraska Individual
             Development Revenue, AMT (LOC)...     4.750   3/15/09      914,999
    390,000 Clay County Nebraska, AMT (LOC)...     5.250   3/15/14      357,337
     40,000 Fillmore County Nebraska
             Industrial Development Revenue,
             AMT (LOC)........................     5.000   12/1/11       36,400
     50,000 Fillmore County Nebraska
             Industrial Development Revenue,
             AMT (LOC)........................     5.200   12/1/13       45,063
    780,000 Nebraska Help, Inc. Revenue Bond,
             Student Loan Program, AMT
             (MBIA)...........................     5.250    6/1/02      779,999
    490,000 Nebraska Investment Financial
             Authority Multi-Family Housing,
             Old Cheney Apartments, Mandatory
             Put 12/1/05 @ 100 (FNMA).........     5.500   12/1/25      494,900
    170,000 Nebraska Investment Financial
             Authority Multi-Family Housing,
             Tara Hills Village (FNMA)........     4.875    1/1/08      164,475
    400,000 Omaha Public Power District, ETM..     5.750    2/1/03      400,227
    170,000 Woolworth Nebraska Housing
             Development (MBIA)...............     5.350    7/1/21      154,913
                                                                   ------------
                                                                      3,348,313
                                                                   ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2000

 Principal               Security                         Maturity    Value
   Amount               Description              Rate (%)   Date     (Note 2)
 ---------              -----------              -------- --------   --------

            Municipal Bonds (continued)
            Nevada -- 1.10%
 $  150,000 Nevada Housing Division, AMT......     6.450   10/1/07 $    153,750
    100,000 Nevada Housing Division, AMT......     6.000   10/1/09      101,375
    135,000 Nevada Housing Division, AMT
             (FNMA)...........................     5.900    4/1/06      136,181
    120,000 Nevada Housing Division, AMT
             (FNMA)...........................     5.500   10/1/09      119,400
    700,000 Nevada Housing Division, AMT
             (LOC)............................     5.450   10/1/18      652,749
    110,000 Nevada Housing Division, Single
             Family Mortgage, Series B-1......     4.950    4/1/12      104,225
    110,000 Nevada Housing Division, Single
             Family Mortgage, Series C-1......     5.450    4/1/10      108,213
    135,000 Nevada Housing Division, Single
             Family Revenue, Series A, AMT....     6.350   10/1/07      142,088
    775,000 Nevada Housing Multi-Family,
             Series A (LOC)...................     5.550   10/1/28      678,124
                                                                   ------------
                                                                      2,196,105
                                                                   ------------
            New Hampshire -- 0.53%
     45,000 New Hampshire Higher Education &
             Health Facilities, Franklin
             Pierce College (ACA).............     4.900   10/1/08       42,975
    120,000 New Hampshire Higher Education &
             Health Facilities, Franklin
             Pierce College (ACA).............     5.000   10/1/09      115,050
    205,000 New Hampshire Higher Education &
             Health Facilities, Kendal at
             Hanover Issue (LOC)..............     5.200   10/1/06      201,669
    150,000 New Hampshire Higher Education &
             Health Facilities, Kendal at
             Hanover Issue (LOC)..............     5.300   10/1/07      147,750
     40,000 New Hampshire Higher Education &
             Health Facilities, Rivier
             College..........................     4.650    1/1/04       39,050
     40,000 New Hampshire Higher Education &
             Health Facilities, Rivier
             College..........................     4.750    1/1/05       38,950
     10,000 New Hampshire Higher Education &
             Health Facilities, Rivier
             College..........................     4.850    1/1/07        9,650
     55,000 New Hampshire Higher Education &
             Health Facilities, Rivier
             College..........................     4.900    1/1/08       52,800
    315,000 New Hampshire Higher Education &
             Health Facilities, Rivier
             College..........................     5.550    1/1/18      291,769
    130,000 New Hampshire Higher Education &
             Health Facilities, St. Anselm
             College..........................     5.150    7/1/29      114,075
                                                                   ------------
                                                                      1,053,738
                                                                   ------------
            New Jersey -- 1.99%
     80,000 Church Street Corporation
             Keansburg New....................     5.000    3/1/01       79,944
    200,000 Essex County New Jersey Utilities
             Authority (FSA)..................     4.800    4/1/14      185,250
     30,000 Glouchester County New Jersey
             Improvement Authority, AMT
             (County GTY).....................     4.250   11/1/01       29,738
     40,000 Glouchester County New Jersey
             Improvement Authority, AMT
             (County GTY).....................     4.500   11/1/03       39,300
     50,000 Glouchester County New Jersey
             Improvement Authority, AMT
             (County GTY).....................     5.000   11/1/10       49,125
     40,000 New Jersey Building Authority
             Revenue, ETM.....................     9.625    2/1/03       42,850
  2,095,000 New Jersey Economic Development
             Authority Revenue, Optional Put
             12/1/02 @ 100....................     4.950   12/1/28    2,094,999
     55,000 New Jersey Economic Development
             Authority Revenue (ACA)..........     4.600    7/1/02       54,725
     80,000 New Jersey Economic Development
             Authority Revenue (ACA)..........     4.750    7/1/03       78,900
     80,000 New Jersey Economic Development
             Authority Revenue (ACA)..........     4.850    7/1/04       79,100
    135,000 New Jersey Economic Development
             Authority Revenue, AMT (LOC).....     5.000   10/1/05      132,131
    625,000 New Jersey Economic Development
             Authority Revenue, Series B, AMT
             (LOC)............................     5.300   12/1/07      620,312
    295,000 New Jersey State Educational
             Facilities.......................     7.250    7/1/25      300,163
    180,000 New Jersey State Turnpike
             Authority Turnpike Revenue, ETM..    10.375    1/1/03      194,175
                                                                   ------------
                                                                      3,980,712
                                                                   ------------
            New Mexico -- 0.64%
  1,382,000 Albuquerque New Mexico
             Collateralized (FGIC), Zero
             Coupon...........................     0.000   5/15/11      649,539
    370,000 Bernalillo County New Mexico
             Multi-Family, Mandatory Put
             11/1/06 @ 100 (AXA)..............     5.800   11/1/25      378,325
     70,000 Hobbs New Mexico, Single Family
             Mortgage, Revenue Refunding......     8.750    7/1/11       75,425
     50,000 New Mexico Mortgage Financing
             Authority (GNMA/FNMA)............     5.500    7/1/17       48,563
    125,000 New Mexico Mortgage Financing
             Authority (GNMA/FNMA)............     5.600    7/1/28      119,063
      1,039 Santa Fe New Mexico, Single Family
             Mortgage.........................     8.450   12/1/11        1,082
                                                                   ------------
                                                                      1,271,997
                                                                   ------------


See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2000

 Principal               Security                         Maturity    Value
   Amount               Description              Rate (%)   Date     (Note 2)
 ---------              -----------              -------- --------   --------

            Municipal Bonds (continued)
            New York -- 5.13%
 $  125,000 Albany New York Housing Authority,
             Housing Revenue, Lark Drive
             Association Project, AMT (LOC)...     5.200   12/1/13 $    117,656
    110,000 Albany New York Housing Authority,
             Housing Revenue, Lark Drive
             Association Project, AMT (LOC)...     5.400   12/1/18      102,438
    335,000 Albany New York Housing Authority,
             Housing Revenue, Lark Drive
             Association Project, AMT (LOC)...     5.500   12/1/28      302,756
    425,000 Amherst New York Industrial
             Development Agency, Lease
             Revenue, Multi-Surface Rink
             Complex, ETM (LOC)...............     4.500   10/1/00      425,149
     55,000 Amherst New York Industrial
             Development Agency, Lease
             Revenue, Multi-Surface Rink
             Complex, ETM (LOC)...............     4.750   10/1/02       55,206
     95,000 Amherst New York Industrial
             Development Agency, Lease
             Revenue, Multi-Surface Rink
             Complex, ETM (LOC)...............     5.180   10/1/06       96,663
    125,000 Capital District Youth Center New
             York (LOC).......................     6.000    2/1/17      123,906
    805,000 Dutchess County New York Resource
             Recovery Agency, Solid Waste
             Systems, Series C, AMT (MBIA)....     5.000    1/1/10      789,905
    410,000 New York City Housing Authority
             Multi-Family Housing, Section 8
             Assisted, Series A (AMBAC).......     5.450    7/1/08      415,638
    110,000 New York City Industrial
             Development Agency, College of
             Aeronautics Project..............     5.000    5/1/06      107,663
     70,000 New York City Industrial
             Development Agency, College of
             Aeronautics Project..............     5.200    5/1/09       68,688
    990,000 New York New York, Series B
             (AMBAC)..........................     7.250   8/15/07    1,118,699
    455,000 New York State Dormitory Authority
             Lease Revenue, State University
             Dormitory Facilities, Series A
             (AMBAC)..........................     5.250    7/1/12      455,000
      5,000 New York State Dormitory Authority
             Revenue, Zero Coupon, ETM........     0.000    7/1/04        3,994
    970,000 New York State Dormitory Authority
             Revenue, Series C, Prerefunded
             7/1/00 @ 102.....................     7.000    7/1/14      989,399
    745,000 New York State Dormitory Authority
             Revenue, Hunts Point Multi
             Service Center...................     5.625    7/1/22      736,618
    240,000 New York State Dormitory Authority
             Revenue, Lutheran Social Services
             (AMBAC/FHA)......................     5.125    2/1/18      214,800
    325,000 New York State Dormitory Authority
             Revenue, St. Mary's Hospital
             Amsterdam (MBIA).................     5.250    5/1/05      330,281
     10,000 New York State Power Authority
             Revenue & General Obligation,
             Series C, ETM....................     9.500    1/1/01       10,241
  1,165,000 New York State Urban Development
             Corporation Revenue (AMBAC)......     5.625    1/1/07    1,197,037
    205,000 Oneida County New York Industrial
             Development Agency Revenue, Civic
             Facilities-Mohawk Valley, Series
             A (FSA)..........................     4.550    2/1/04      203,463
    175,000 Oneida County New York Industrial
             Development Agency Revenue, Civic
             Facilities-Mohawk Valley, Series
             A (FSA)..........................     4.650    2/1/05      173,688
    230,000 Oneida County New York Industrial
             Development Agency Revenue, Civic
             Facilities-Mohawk Valley, Series
             A (FSA)..........................     4.700    2/1/06      227,988
    245,000 Oneida County New York Industrial
             Development Agency Revenue, Civic
             Facilities-Mohawk Valley, Series
             A (FSA)..........................     5.000    1/1/13      237,344
    245,000 Oneida County New York Industrial
             Development Agency Revenue, Civic
             Facilities-Mohawk Valley, Series
             A (FSA)..........................     5.200    2/1/13      241,938
    300,000 Oneida County New York Industrial
             Development Agency Revenue, Civic
             Facilities-Mohawk Valley, Series
             A (FSA)..........................     5.000    1/1/13      290,625
    100,000 Onondaga County New York
             Industrial Development Agency,
             Civic Facilities Revenue, Lemoyne
             College, Series A................     5.500    3/1/14       97,750
     40,000 Onondaga County New York
             Industrial Development, Lemoyne
             College..........................     5.000    3/1/07       39,050
    595,000 Syracuse New York Housing
             Authority Revenue (FHA)..........     5.000    8/1/07      575,662
     90,000 Triborough Bridge & Tunnel
             Authority........................     7.250    1/1/10      100,013
    160,000 UFA Development Corp. New York
             Mortgage (FHA)...................     5.150    7/1/03      160,800
     60,000 Ulster County New York Industrial
             Development (LOC)................     4.400  11/15/01       59,925
     60,000 Ulster County New York Industrial
             Development (LOC)................     4.500  11/15/02       59,100

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2000

 Principal               Security                         Maturity    Value
   Amount               Description              Rate (%)   Date     (Note 2)
 ---------              -----------              -------- --------   --------

            Municipal Bonds (continued)
            New York (continued)
 $  140,000 Yates County New York Industrial
             Development Agency, Civic
             Facilities Revenue, Soldiers &
             Sailors Memorial (FHA)...........     5.500    2/1/19 $    133,700
                                                                   ------------
                                                                     10,262,783
                                                                   ------------
            North Carolina -- 0.03%
     50,000 North Carolina Medical Care,
             Community Hospital Revenue Bond,
             ETM..............................     7.625   10/1/08       59,000
                                                                   ------------
            North Dakota -- 0.92%
    125,000 North Dakota State Housing Finance
             Agency Revenue, Homemortgage
             Finance, Series E, AMT...........     4.500    7/1/07      117,656
     95,000 North Dakota State Housing Finance
             Agency Revenue, Homemortgage
             Finance, Series E, AMT...........     4.550    1/1/08       89,300
    150,000 North Dakota State Housing Finance
             Agency Revenue, Homemortgage
             Finance, Series E, AMT...........     4.850    7/1/11      138,563
    155,000 North Dakota State Housing Finance
             Agency Revenue, Homemortgage
             Finance, Series E, AMT...........     4.950    1/1/12      144,344
    100,000 North Dakota State Housing Finance
             Agency Revenue, Series D, AMT....     4.500    1/1/07       94,375
     90,000 North Dakota State Housing Finance
             Agency Revenue, Series D, AMT....     4.550    1/1/08       84,600
    290,000 North Dakota State Housing Finance
             Agency Revenue, Series D, AMT....     4.550    7/1/08      271,875
    120,000 North Dakota State Housing Finance
             Agency Revenue, Series D, AMT....     4.650    1/1/09      112,500
    345,000 North Dakota State Housing Finance
             Agency Revenue, Series D, AMT....     4.850    7/1/11      318,694
    340,000 North Dakota State Housing Finance
             Agency Revenue, Series D, AMT....     4.950    1/1/12      316,625
    150,000 North Dakota State Housing Finance
             Agency Revenue, Series D, AMT....     5.000    1/1/13      138,375
                                                                   ------------
                                                                      1,826,907
                                                                   ------------
            Ohio -- 3.42%
    115,970 Bridlewood Apartments, Put Option
             9/1/01 @    .....................     5.600    9/1/21      115,970
    745,000 Cuyahoga County Ohio Mortgage
             Revenue, AMT (GNMA)..............     5.200   9/20/09      714,268
    325,000 Cuyahoga County Ohio Multi-Family
             Housing, AMT (GNMA)..............     6.250  12/20/36      330,688
    625,000 Franklin County Ohio Housing
             Revenue, Rosewind Limited
             Partnership Project, AMT.........     4.900    1/1/02      623,437
    300,000 Hancock County Ohio Multi-Family
             Housing, Crystal Glen Apartments,
             AMT (LOC)........................     5.050    1/1/10      286,500
     80,000 Jefferson County Ohio (Asset
             GTY).............................     6.625   12/1/05       83,600
    390,000 Lorain County Ohio Health Care
             Facilities, Put Option 2/1/02 @
             100..............................     4.750    2/1/22      380,250
    270,000 Lorain County Ohio Hospital
             Revenue, Humility of Mary Health
             Care, ETM........................     7.125  12/15/06      282,825
    245,000 Lorain County Ohio Hospital
             Revenue, Humility of Mary Health
             Care, ETM........................     7.200  12/15/11      256,638
  1,380,000 Lorain County Ohio Hospital
             Revenue, Humility of Mary Health
             Care, Prerefunded 6/15/05 @ 100..     5.900  12/15/08    1,421,399
     70,000 Lucas-Palmer Housing Development
             Corporation of Ohio (FHA/MBIA)...     5.900    7/1/07       71,313
     50,000 Mahoning County Ohio Water &
             Sewer............................     7.500    2/1/09       51,093
    230,000 Ohio Capital Corporation For
             Housing, Mortgage Revenue,
             Georgetown Village Ltd., Section
             8 Assisted Project (FHA).........     6.625    7/1/22      234,025
     85,000 Ohio Capital Corporation For
             Housing, Mortgage Revenue,
             Section 8 Assisted Project
             (FHA/MBIA).......................     5.700    1/1/05       85,956
    475,000 Ohio Capital Corporation For
             Housing, Mortgage Revenue,
             Section 8 Assisted Project
             (FHA/MBIA).......................     5.100    7/1/09      465,500
     45,000 Ohio Capital Corporation For
             Housing, Mortgage Revenue,
             Section 8 Assisted Project,
             Series A (FHA/MBIA)..............     4.500    1/1/03       44,438
    500,000 Ohio State Building Authority,
             Prerefunded 9/1/00 @ 102 (MBIA)..     7.000    9/1/02      511,864
     25,000 Ohio State Mortgage Revenue
             (FHA)............................     5.600    8/1/06       25,250
     65,000 Ohio State Pollution Control
             Revenue, General Motors Corp.
             Project..........................     6.500    3/1/06       65,075
     40,000 Ohio State Water Development
             Pollution Control, ETM...........     6.375    6/1/07       41,650
     65,000 Portage County Ohio Hospital
             Revenue, ETM.....................     6.700   12/1/07       68,738


See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2000

 Principal               Security                         Maturity    Value
   Amount               Description              Rate (%)   Date     (Note 2)
 ---------              -----------              -------- --------   --------

            Municipal Bonds (continued)
            Ohio (continued)
 $  245,000 Sandusky County Ohio Health Care
             Facilities Revenue (FNMA)........     5.150    7/1/09 $    245,000
    210,000 Stark County Ohio Health Care
             Facilty Review (GNMA)............     5.300   7/20/18      197,925
    230,000 Stark County Ohio Health Care
             Facilty Review (GNMA)............     5.350   7/20/23      213,325
                                                                   ------------
                                                                      6,816,727
                                                                   ------------
            Oklahoma -- 1.42%
    335,000 Cleveland County Oklahoma Home
             Loan.............................     8.375    8/1/12      350,075
    530,000 Grand River Dam Authority Oklahoma
             Revenue, ETM.....................     6.250   11/1/08      547,887
     90,000 Mc Alester Oklahoma Public Works
             Authority, ETM (FSA).............     8.250   12/1/04      102,150
    190,000 Mc Alester Oklahoma Public Works
             Authority, ETM (FSA).............     8.250   12/1/05      220,400
     40,000 Mc Alester Oklahoma Public Works
             Authority, ETM (FSA).............     8.250   12/1/06       47,250
    125,000 Oklahoma Housing Finance Agency
             Multi-Family (FNMA)..............     5.100   12/1/07      124,219
     55,000 Payne County Oklahoma Home
             Financial Authority..............     8.625    3/1/11       56,513
    125,000 Tulsa County Oklahoma Home
             Financial, Mandatory Put 12/1/04
             @ 100 (AXA)......................     5.350   12/1/18      125,312
  1,220,000 Tulsa Oklahoma Municipal Airport,
             AMT..............................     7.600   12/1/30    1,253,549
                                                                   ------------
                                                                      2,827,355
                                                                   ------------
            Oregon -- 1.49%
  1,850,000 Cow Creek Band Umpqua Tribe of
             Indians, Series B (AMBAC)........     5.100    7/1/12    1,824,562
    565,000 Oregon Economic Development,
             Revenue Bond, Industrial
             Improvements, Globe Union, Inc...     6.250    4/1/03      557,230
    495,000 Oregon State Health Housing,
             Educational & Cultural
             Facilities, Cedar West Housing
             Project, Series A, AMT (LOC).....     4.650    1/2/08      463,444
    130,000 Port St. Helen Oregon Pollution
             Control, Prerefunded 2/1/02 @
             100..............................     7.750    2/1/06      135,850
                                                                   ------------
                                                                      2,981,086
                                                                   ------------
            Pennsylvania -- 14.44%
    135,000 Aliquippa Pennsylvania, Partially
             ETM (Asset GTY)..................     8.250   9/15/01      136,116
    680,000 Allegheny County Pennsylvania
             Hospital Development Authority
             (MBIA)...........................     6.200    9/1/15      679,999
    410,000 Allegheny County Pennsylvania
             Hospital Development Authority
             Revenue (MBIA)...................     4.650   11/1/09      384,374
    460,000 Allegheny County Pennsylvania
             Hospital Development Authority
             Revenue (MBIA)...................     5.000   11/1/23      396,175
     60,000 Allegheny County Pennsylvania
             Hospital Development Authority
             Revenue, ETM.....................     6.750    7/1/05       62,250
     80,000 Allegheny County Pennsylvania
             Industrial Development Authority
             Revenue, USX Corp................     6.700   12/1/20       80,700
    245,000 Allegheny County Pennsylvania
             Industrial Development, HVL Plaza
             Project, AMT (LOC)...............     6.000   10/1/04      245,245
     80,000 Allegheny County Pennsylvania
             Residential Finance Authority
             (GNMA)...........................     6.500   11/1/14       80,700
    150,000 Allegheny County Pennsylvania
             Residential Finance Authority,
             Single Family Mortgage, Series
             DD-2, AMT (GNMA).................     4.950    5/1/09      143,625
     70,000 Allegheny County Pennsylvania,
             Single Family Mortgage (GNMA)....     5.200    5/1/17       64,225
    150,000 Allegheny County Pennsylvania,
             Single Family Mortgage (GNMA)....     5.200    5/1/17      137,438
    110,000 Allentown Pennsylvania Area
             Hospital Authority, Sacred Heart
             Hospital of Allentown ...........     6.200  11/15/03      110,413
    585,000 Beaver County Pennsylvania
             Industrial Development Authority
             (GNMA)...........................     4.850   5/20/10      544,780
    290,000 Berks County Pennsylvania
             Municipal Authority Health Care..     5.000    3/1/28      240,700
    390,000 Berks County Pennsylvania
             Redevelopment Authority, Muliti-
             Family Revenue (FNMA)............     5.150    1/1/19      351,487
     65,000 Chester County Pennsylvania Health
             & Education Finance Authority,
             Immaculata College...............     4.500  10/15/00       64,841
     55,000 Chester County Pennsylvania Health
             & Education Finance Authority,
             Immaculata College...............     4.650  10/15/01       54,863
     70,000 Chester County Pennsylvania Health
             & Education Finance Authority,
             Immaculata College...............     4.750  10/15/02       69,213
     70,000 Chester County Pennsylvania Health
             & Education Finance Authority,
             Immaculata College...............     4.850  10/15/03       68,863


See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2000

 Principal               Security                         Maturity    Value
   Amount               Description              Rate (%)   Date     (Note 2)
 ---------              -----------              -------- --------   --------

            Municipal Bonds (continued)
            Pennsylvania (continued)
 $   85,000 Chester County Pennsylvania Health
             & Education Finance Authority,
             Immaculata College...............     4.900  10/15/04 $     84,044
    105,000 Chester County Pennsylvania Health
             & Education Finance Authority,
             Immaculata College...............     5.000  10/15/07      101,063
     10,000 Chester County Pennsylvania Health
             & Education Finance Authority,
             Immaculata College...............     5.100  10/15/08        9,550
     70,000 Chester County Pennsylvania Health
             & Education Finance Authority,
             Immaculata College...............     5.125  10/15/09       66,500
     95,000 Chester County Pennsylvania Health
             & Education Finance Authority,
             Immaculata College...............     5.300  10/15/11       90,013
    955,000 Chester County Pennsylvania Health
             & Education, Health, Hospital,
             Nursing Home Improvements,
             Barclay Friends-Series B,
             Mandatory Put 8/1/02 @ 100
             (LOC)............................     4.600    8/1/25      945,449
     60,000 Chester County Pennsylvania Health
             & Education, Immaculata College..     5.000  10/15/06       58,875
  1,035,000 Clearfield Pennsylvania Hospital
             Authority Revenue, Clearfield
             Hospital Project.................     6.875    6/1/16    1,019,474
    290,000 Cumberland County Pennsylvania
             Municipal Authority Revenue,
             Presbyterian Homes, Inc.
             Project..........................     6.000   12/1/26      243,238
     40,000 Dauphin County Pennsylvania,
             Mandatory Put 6/1/01 @ 100.......     6.250    6/1/26       40,292
    200,000 Dauphin County Pennsylvania,
             Mandatory Put 6/1/04 @ 100.......     6.700    6/1/26      206,750
    175,000 Dauphin County Pennsylvania,
             Mandatory Put 6/1/09 @ 100.......     6.850    6/1/26      181,344
     50,000 Delaware County Pennsylvania
             Authority College Revenue,
             Eastern College..................     4.750   10/1/06       47,688
     80,000 Delaware County Pennsylvania
             Authority College Revenue,
             Eastern College..................     4.950   10/1/08       75,000
     50,000 Delaware County Pennsylvania
             Authority College Revenue,
             Eastern College, Series B........     4.850   10/1/07       47,313
     95,000 Delaware County Pennsylvania
             Authority Hospital Revenue,
             Riddle Memorial Hospital, ETM....     5.900    1/1/02       96,544
     40,000 Delaware County Pennsylvania
             Authority Revenue, Dunwoody
             Village Project..................     5.625    4/1/09       40,150
     80,000 Delaware County Pennsylvania
             Authority University Revenue,
             Villanova University, ETM........     9.625    8/1/02       84,100
    840,000 Delaware County Pennsylvania
             Authority, Eastern College,
             Series B.........................     5.500   10/1/19      734,999
    200,000 Erie Pennsylvania Higher Education
             Building Authority, College
             Revenue, Gannon University
             Project..........................     5.200   7/15/16      179,000
    150,000 Erie Pennsylvania Higher Education
             Building Authority, College
             Revenue, Gannon University
             Project, Series A................     5.750   3/15/13      148,688
    330,000 Erie Pennsylvania Higher Education
             Building Authority, College
             Revenue, Gannon University
             Project, Series B................     5.750   3/15/13      327,113
     10,000 Erie Pennsylvania Higher Education
             Building Authority, Mercyhurst
             College Project..................     5.750   3/15/12        9,913
    110,000 Erie Pennsylvania Higher Education
             Building Authority, Mercyhurst
             College Project..................     5.850   3/15/17      107,113
    780,000 Falls Township Pennsylvania
             Hospital Authority, Hospital
             Revenue, Delaware Valley Medical
             (FHA)............................     6.900    8/1/11      784,874
     70,000 Fayette County Pennsylvania
             Hospital Authority, Hospital
             Revenue, The Uniontown Hospital,
             (AMBAC)..........................     5.200   6/15/04       70,613
    275,000 Fayette County Pennsylvania
             Hospital Authority, Hospital
             Revenue, The Uniontown Hospital,
             (AMBAC)..........................     5.400   6/15/06      280,156
    150,000 Fayette County Pennsylvania
             Hospital Authority, Hospital
             Revenue, The Uniontown Hospital,
             (AMBAC)..........................     5.450   6/15/07      153,188
    350,000 Fayette County Pennsylvania
             Hospital Authority, Hospital
             Revenue, The Uniontown Hospital,
             (AMBAC)..........................     5.550   6/15/08      359,188
    370,000 Fayette County Pennsylvania
             Hospital Authority, Hospital
             Revenue, The Uniontown Hospital,
             (AMBAC)..........................     5.650   6/15/09      381,563
     65,000 Greene County Pennsylvania
             Industrial Development Authority,
             Monongahela Power Co., Series B
             (MBIA)...........................     4.750    2/1/07       64,188

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2000

 Principal               Security                         Maturity    Value
   Amount               Description              Rate (%)   Date     (Note 2)
 ---------              -----------              -------- --------   --------

            Municipal Bonds (continued)
            Pennsylvania (continued)
 $   85,000 Greene County Pennsylvania
             Industrial Development Authority,
             Monongahela Power Co., Series B
             (MBIA)...........................     5.100    2/1/12 $     83,513
     65,000 Greene County Pennsylvania
             Industrial Development Authority,
             West Penn Power Co., Series B
             (MBIA)...........................     4.750    2/1/07       64,188
     50,000 Hazleton Pennsylvania Area School
             District, Series A (FGIC)........     5.000    3/1/10       49,625
     40,000 Hazleton Pennsylvania Area School
             District, Series A (FGIC)........     5.000    3/1/11       39,250
     25,000 Indiana County Pennsylvania
             Industrial Development Authority,
             Pollution Control Revenue
             (MBIA)...........................     6.000    6/1/06       26,375
     75,000 Lebanon County Pennsylvania Good
             Samaritan Hospital Authority,
             ETM..............................     6.800   11/1/01       76,343
     60,000 Lehigh County Pennsylvania General
             Purpose Authority, Muhlenberg
             Hospital Center, ETM.............     4.800   7/15/00       59,999
    165,000 Monroeville Pennsylvania Hospital
             Authority, East Suburban Health
             Center Project, Prerefunded
             7/1/04 @ 100.....................     7.600    7/1/04      177,581
     65,000 Montgomery County Pennsylvania
             (LOC)............................     6.750  11/15/04       67,519
     70,000 Montgomery County Pennsylvania
             Higher Education & Health
             Authority Revenue................     5.000    1/1/03       67,988
     75,000 Montgomery County Pennsylvania
             Industrial Development Authority
             Health Facilities Revenue........     6.400    6/1/03       75,375
    625,000 Montgomery County Pennsylvania
             Industrial Development Authority
             Revenue, 1st Mortgage Meadowood
             Corp. Project, Prerefunded
             12/1/00 @ 102....................    10.250   12/1/00      651,255
     60,000 Montgomery County Pennsylvania,
             ETM..............................     9.000   8/15/04       64,275
     40,000 Northampton County Pennsylvania
             Industrial Development Authority
             Revenue, ETM.....................     7.200  12/15/01       41,050
     95,000 Pennsylvania Housing Finance
             Agency, Rental Housing (FNMA)....     5.150    7/1/03       95,831
  1,205,000 Pennsylvania Housing Finance
             Agency, Rental Housing (FNMA)....     6.500    7/1/23    1,245,668
     55,000 Pennsylvania Housing Finance
             Agency, Single Family Mortgage,
             Series 1991 31A, AMT.............     7.000   10/1/05       56,788
    100,000 Pennsylvania Housing Finance
             Agency, Single Family Mortgage,
             Series 58A, AMT..................     5.000   10/1/04       99,375
    540,000 Pennsylvania Housing Finance
             Agency, Single Family Mortgage,
             Series 65A, AMT..................     4.600   10/1/08      510,974
    380,000 Pennsylvania Housing Finance
             Agency, Zero Coupon, Bonds
             Convert to 5.25% on 10/1/08......     0.000    4/1/30      193,800
    660,000 Pennsylvania State Finance
             Authority Revenue, Municipal
             Capital Improvement Program......     6.600   11/1/09      698,774
    200,000 Pennsylvania State Higher
             Education Facilities, Authority
             College & University Revenue
             (Asset GTY)......................     5.150   3/15/20      179,250
     50,000 Pennsylvania State Higher
             Education Facilities Authority
             Health Services Revenue (MBIA)...     5.400  11/15/07       50,125
    240,000 Pennsylvania State Higher
             Educational Facilities Authority
             Health Services Revenue (MBIA)...     5.600  11/15/09      241,500
    540,000 Pennsylvania State Higher
             Educational Facilities Authority
             Health Services Revenue (MBIA)...     5.700  11/15/11      536,625
    205,000 Pennsylvania State Higher
             Educational Facilities, Gwynedd-
             Mercy College (Asset GTY)........     4.650   11/1/10      191,675
    200,000 Pennsylvania State Higher
             Educational Facilities, Gwynedd-
             Mercy College (Asset GTY)........     4.900   11/1/12      186,000
    135,000 Pennsylvania State Higher
             Educational Facilities, Gwynedd-
             Mercy College (Asset GTY)........     5.000   11/1/13      126,056
    310,000 Pennsylvania State Higher
             Educational Facilities, Gwynedd-
             Mercy College (Asset GTY)........     5.000   11/1/08      293,338
    145,000 Pennsylvania State Higher
             Educational Facilities, Gwynedd-
             Mercy College (Asset GTY)........     4.550   11/1/09      135,031
    350,000 Pennsylvania State Higher
             Educational Facilities, Heath
             Services (MBIA)..................     5.875  11/15/18      342,562
  1,265,000 Pennsylvania State Higher
             Educational Facilities,
             University of Pennsylvania,
             Series A.........................     7.000    1/1/09    1,293,462
     40,000 Pennsylvania State Higher
             Educational Facilities,
             University of the Arts (Asset
             GTY).............................     4.750   3/15/05       39,200
     70,000 Pennsylvania State Higher
             Educational Facilities,
             University of the Arts (Asset
             GTY).............................     4.850   3/15/06       69,038
     80,000 Pennsylvania State Higher
             Educational Facilities,
             University of the Arts (Asset
             GTY).............................     5.100   3/15/09       78,800
     80,000 Pennsylvania State Higher
             Educational Facilities,
             University of the Arts (Asset
             GTY).............................     5.200   3/15/10       79,100
     80,000 Pennsylvania State Higher
             Educational Facilities,
             University of the Arts (Asset
             GTY).............................     5.250   3/15/11       78,500

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2000

 Principal               Security                         Maturity    Value
   Amount               Description              Rate (%)   Date     (Note 2)
 ---------              -----------              -------- --------   --------

            Municipal Bonds (continued)
            Pennsylvania (continued)
 $   80,000 Pennsylvania State Higher
             Educational Facilities,
             University of the Arts (Asset
             GTY).............................     5.300   3/15/12 $     78,500
    200,000 Pennsylvania State Higher
             Educational Facilities, UPMC
             Health System (FSA)..............     5.250    8/1/10      198,250
    200,000 Pennsylvania State Higher
             Educational Facilities, UPMC
             Health System (FSA)..............     5.250    8/1/11      197,000
     40,000 Pennsylvania State Higher
             Educational Facilities, Ursinus
             College..........................     5.000    1/1/02       40,000
     40,000 Pennsylvania State Higher
             Educational Facilities, Ursinus
             College..........................     5.100    1/1/03       40,000
     55,000 Pennsylvania State Higher
             Educational Facilities, Ursinus
             College..........................     5.200    1/1/04       55,000
     55,000 Pennsylvania State Higher
             Educational Facilities, Ursinus
             College..........................     5.300    1/1/05       55,138
     55,000 Pennsylvania State Higher
             Educational Facilities, Ursinus
             College..........................     5.400    1/1/06       55,275
    315,000 Pennsylvania State Higher
             Educational Facilities, Ursinus
             College..........................     5.850    1/1/17      309,094
     60,000 Philadelphia Pennsylvania
             Authority For Industrial
             Development, Development
             Reviews..........................     5.000   8/15/09       53,325
    145,000 Philadelphia Pennsylvania
             Authority For Industrial
             Development (FHA)................     4.750    2/1/08      136,844
    210,000 Philadelphia Pennsylvania
             Authority For Industrial
             Development, Jeanes Physicians'
             Office...........................     9.375    7/1/10      212,575
    170,000 Philadelphia Pennsylvania
             Authority For Industrial
             Development, National Board of
             Medical Examiners Project,
             Prerefunded 5/1/02 @ 102.........     6.500    5/1/05      178,500
     35,000 Philadelphia Pennsylvania
             Authority For Industrial
             Development, National Board of
             Medical Examiners Project,
             Prerefunded 5/1/02 @ 102.........     6.750    5/1/12       36,881
     70,000 Philadelphia Pennsylvania
             Authority Industrial Development
             Revenue, Simpson House Project...     5.000   8/15/10       61,425
     60,000 Philadelphia Pennsylvania
             Authority Industrial Development
             Revenue, Simpson House Project...     5.100   8/15/11       52,425
  2,425,000 Philadelphia Pennsylvania Gas
             Works............................     5.700    7/1/00    2,425,000
    110,000 Philadelphia Pennsylvania
             Hospitals & Higher Education
             Facilities, Moss Rehabilitation
             Hospital Revenue (AMBAC).........     6.900    7/1/00      110,000
  1,005,000 Philadelphia Pennsylvania
             Hospitals & Higher Education
             Facilities, Friends Hospital
             (ACA)............................     6.200    5/1/11    1,043,943
    810,000 Philadelphia Pennsylvania
             Hospitals & Higher Education
             Facilities, Health Systems,
             Series A (FHA)...................     5.375    1/1/28      720,899
      5,000 Philadelphia Pennsylvania
             Hospitals & Higher Education
             Facilities, St. Agnes Medical
             Center Project, ETM..............     6.750   8/15/01        5,056
    185,000 Philadelphia Pennsylvania
             Hospitals & Higher Education
             Facilities, Temple University
             Children's Medical Center........     4.400   6/15/01      181,692
    190,000 Philadelphia Pennsylvania
             Redevelopment Authority Housing
             Revenue, Multi-Family (FHA)......     5.450    2/1/23      176,463
     25,000 Pittsburgh Pennsylvania Urban
             Redevelopment Authority, Oliver
             Garage Project (FGIC)............     5.200    6/1/11       23,969
     55,000 Pittsburgh Pennsylvania Urban
             Redevelopment Authority, Series
             C, AMT (GNMA/FNMA)...............     5.950   10/1/29       53,350
     60,000 Potter County Pennsylvania
             Hospital Authority Revenue (Asset
             GTY).............................     5.100    8/1/02       60,150
    550,000 Pottsville Pennsylvania Hospital
             Authority Pottsville Hospital &
             Warne Clinic (ACA)...............     5.625    7/1/24      510,813
    200,000 Pottsville Pennsylvania Hospital
             Authority,.......................     4.700    7/1/01      198,026
    205,000 Pottsville Hospital & Warne Clinic
             Pottsville Pennsylvania Hospital
             Authority,.......................     4.800    7/1/02      197,056
    220,000 Pottsville Hospital & Warne Clinic
             Pottsville Pennsylvania Hospital
             Authority,.......................     5.150    7/1/09      190,025
    540,000 Pottsville Hospital & Warne Clinic
             Pottsville Pennsylvania Hospital
             Authority,.......................     5.500    7/1/18      426,600
    150,000 Pottsville Hospital & Warne Clinic
             Pottsville Pennsylvania Hospital
             Authority, Pottsville Hospital &
             Warne Clinic, Prerefunded 7/1/04
             @ 102............................     7.250    7/1/04      165,375
    150,000 Rose Tree Media Pennsylvania
             School District (FGIC)...........     4.400   2/15/11      136,688
     50,000 Scranton-Lackawanna Pennsylvania
             Health & Welfare.................     6.625   4/15/07       50,287
    150,000 Somerset County Pennsylvania
             Hospital Authority, Somerset
             Community Hospital, District B
             (Asset GTY)......................     5.200    3/1/10      147,750
     10,000 Somerset County Pennsylvania
             Hospital Authority, Somerset
             Community Hospital, District B
             (Asset GTY)......................     5.300    3/1/11        9,850


See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2000

 Principal                Security                         Maturity    Value
   Amount               Description               Rate (%)   Date     (Note 2)
 ---------              -----------               -------- --------   --------

            Municipal Bonds (continued)
            Pennsylvania (continued)
 $   15,000 St. Mary Hospital Authority, Bucks
             County, ETM.......................     6.625    7/1/04 $     15,488
    105,000 William Penn School District, ETM..     8.000    8/1/00      105,247
    280,000 Williamsport Pennsylvania Housing
             Authority Multi-Family
             (FHA/MBIA)........................     5.250    1/1/15      260,750
    180,000 York County Pennsylvania Hospital
             Authority Review (AMBAC)..........     4.600   12/1/09      169,875
     80,000 York County Pennsylvania Industrial
             Authority, Personal Care
             Facilities Fox Ridge, Prerefunded
             10/1/02 @ 100.....................     9.500   10/1/19       87,900
    270,000 York Pennsylvania Housing
             Corporation, Revenue Mortgage,
             Series A..........................     6.875   11/1/09      270,338
     20,000 York Township Water & Sewer, ETM...     6.000    8/1/13       20,675
                                                                    ------------
                                                                      28,843,295
                                                                    ------------
            Rhode Island -- 0.91%
     50,000 Central Falls Rhode Island,
             Prerefunded 11/15/00 @ 103........     9.250  11/15/10       52,304
    510,000 Rhode Island Health & Educational
             Board, Higher Educational
             Facilities (AMBAC)................     5.000  11/15/24      444,338
    360,000 Rhode Island Housing & Mortgage
             Finance, Series 2.................     7.700   10/1/10      366,750
     50,000 Rhode Island State Industrial
             Development Facilities Corp. IRBA
             INSD, AMT.........................     5.100    4/1/09       49,000
     50,000 Rhode Island State Industrial
             Development Facilities Corp.,
             Crystal Thermoplastics............     5.900    8/1/03       49,563
     95,000 Rhode Island State Industrial
             Development Facilities Corp.,
             Crystal Thermoplastics Project,
             IRBA INSD, AMT....................     6.900    8/1/14       95,356
     40,000 Rhode Island State Industrial
             Development Facilities Corp., IRBA
             INSD, AMT.........................     4.700    4/1/05       39,150
     40,000 Rhode Island State Industrial
             Development Facilities Corp., IRBA
             INSD, AMT.........................     4.800    4/1/06       39,050
     50,000 Rhode Island State Industrial
             Development Facilities Corp., IRBA
             INSD, AMT.........................     5.200    4/1/10       48,188
     60,000 Rhode Island State Industrial
             Development Facilities Corp., IRBA
             INSD, AMT.........................     5.250    4/1/11       57,675
     60,000 Rhode Island State Industrial
             Development Facilities Corp., IRBA
             INSD, AMT.........................     5.300    4/1/12       57,600
     60,000 Rhode Island State Industrial
             Development Facilities Corp., IRBA
             INSD, AMT.........................     5.350    4/1/13       57,150
     90,000 Rhode Island State Industrial
             Development Facilities Corp., IRBA
             INSD, AMT.........................     5.600    4/1/24       73,688
     40,000 Rhode Island State Industrial
             Development Facilities Corp.,
             IRBA, AMT.........................     5.000    4/1/08       39,150
     80,000 Rhode Island State Industrial
             Development Facilities Revenue,
             AKL Flexo Tech USA Project, IRBA
             INSD, AMT.........................     5.500    4/1/19       67,400
     50,000 Rhode Island State Industrial
             Development Facilities, IRBA INSD,
             AMT...............................     4.900    4/1/07       49,188
    205,000 West Warwick Rhode Island, Series
             A, (Asset GTY)....................     7.300   7/15/08      221,913
                                                                    ------------
                                                                       1,807,463
                                                                    ------------
            South Carolina -- 2.14%
    220,000 Myrtle Beach Convention Center,
             ETM...............................     6.750    7/1/02      224,125
    180,000 South Carolina Jobs Economic
             Development Authority Economic
             Development, Westminster
             Presbyterian......................     5.125  11/15/08      162,900
    300,000 South Carolina Jobs Economic
             Development Authority Revenue,
             AMT...............................     5.050    6/1/08      285,375
    155,000 South Carolina State Educational
             Assistance, Student Loan, AMT.....     5.800    9/1/04      157,713
    170,000 South Carolina State Housing
             Finance & Development.............     5.500   12/1/05      171,913
    760,000 South Carolina State Housing
             Finance & Development, Mandatory
             Put 6/1/05 @ 100 (FNMA)...........     5.700    6/1/25      780,899
    105,000 South Carolina State Housing
             Finance & Development (FHA).......     6.050    7/1/27      104,344
    245,000 South Carolina State Housing
             Finance & Development Authority
             Multi-Family Revenue, Mandatory
             Put 6/1/10 @ 100, AMT.............     6.750    6/1/25      250,513
  2,435,000 York County South Carolina
             Industrial Revenue, AMT...........     5.700    1/1/24    2,127,580
                                                                    ------------
                                                                       4,265,362
                                                                    ------------
            South Dakota -- 0.16%
    245,000 South Dakota Housing Development
             Authority.........................     7.000    4/1/12      253,575
     60,000 South Dakota State Building
             Authority, Prerefunded To Various
             Dates.............................    10.500    9/1/00       60,484
                                                                    ------------
                                                                         314,059
                                                                    ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2000

 Principal                Security                         Maturity    Value
   Amount               Description               Rate (%)   Date     (Note 2)
 ---------              -----------               -------- --------   --------

            Municipal Bonds (continued)
            Tennessee -- 1.37%
 $  110,000 Greenville Tennessee Health &
             Educational Facilities, ETM.......     8.700   10/1/09 $    127,325
    200,000 Knox County Tennessee Health
             Education and Housing, Facilities
             Revenue Bond, St. Mary's Medical
             Center, ETM.......................     7.250    8/1/03      206,500
    210,000 Metro Government Nashville &
             Davidson County (Asset GTY).......     5.500    5/1/23      192,938
    530,000 Metro Government Nashville &
             Davidson County Multi-Family
             Housing, Welch Bend Apartments,
             Mandatory Put 1/1/07 @ 100
             (FNMA)............................     5.500    1/1/27      535,299
    390,000 Metro Government Nashville &
             Davidson County Tennessee,
             Mandatory Put 2/1/06 @ 100
             (FNMA)............................     5.200    2/1/21      392,438
     65,000 Metro Government Nashville &
             Davidson County, CI Homes, Inc.
             Project, Series A, Prerefunded
             10/1/07 @ 105.....................     9.000   10/1/07       79,706
    325,000 Shelby County Tennessee Health
             Education & Multi-Family Housing,
             Windsor Apartments (Asset GTY)....     6.500   10/1/07      336,781
    120,000 Shelby County Tennessee Health
             Education & Multi-Family Housing,
             Windsor Apartments (Asset GTY)....     6.750   10/1/17      124,950
    370,000 Shelby County Tennessee Health
             Education (MBIA)..................     5.200    8/1/13      361,675
    385,000 Tennessee Energy Acquisition Corp.,
             Series B (AMBAC)..................     5.000    9/1/07      366,713
                                                                    ------------
                                                                       2,724,325
                                                                    ------------
            Territory of American Samoa --
             0.30%
    300,000 Territory of American Samoa (ACA)..     6.000    9/1/06      304,125
    300,000 Territory of American Samoa (ACA)..     6.000    9/1/07      303,444
                                                                    ------------
                                                                         607,569
                                                                    ------------
            Texas -- 4.95%
    530,000 Austin Texas Hotel Occupancy Tax,
             Series A..........................     5.125  11/15/14      512,774
    105,000 Austin Texas Water, Sewer &
             Electric Revenue..................    14.000  11/15/01      112,219
      5,000 Austin Texas Water, Sewer &
             Electric Revenue, ETM.............    14.000  11/15/01        5,338
    435,000 Bexar County Texas Housing Finance
             Corp. Residual, Revenue Capital
             Appreciation, Zero Coupon.........      .000    3/1/15      168,019
      5,000 Bexar County Texas Housing Finance
             Corp. Revenue, AMT (GNMA).........     7.750    9/1/15        5,113
     80,000 Bryan Texas Higher Education
             Authority, Allen Academy..........     6.500   12/1/06       79,100
    435,000 Bryan Texas Higher Education
             Authority, Allen Academy..........     7.300   12/1/16      429,019
    419,539 Capital Area Housing Finance Corp.,
             AMT...............................     6.500   11/1/19      379,683
    245,000 Collin County Texas Housing Finance
             Corporation Multi-Family Revenue,
             Mandatory Put 9/1/03..............     6.500    9/1/22      251,738
     10,000 Del Rio Texas (Asset GTY)..........     7.500    4/1/03       10,625
     55,000 Del Rio Texas (Asset GTY)..........     7.500    4/1/04       59,538
      5,000 Del Rio Texas (Asset GTY)..........     7.500    4/1/08        5,731
     55,000 Del Rio Texas (Asset GTY)..........     7.500    4/1/09       62,494
      5,000 Del Rio Texas (Asset GTY)..........     6.500    4/1/10        5,369
      5,000 Del Rio Texas (Asset GTY)..........     5.550    4/1/11        5,056
      5,000 Del Rio Texas (Asset GTY)..........     5.650    4/1/13        5,044
      5,000 Del Rio Texas (Asset GTY)..........     5.750    4/1/16        5,069
     65,000 Del Rio Texas (Asset GTY)..........     5.750    4/1/17       65,650
     40,000 Denison Texas Hospital Authority
             Hospital Revenue, ETM.............     7.125    7/1/08       43,450
    130,000 Edgewood Texas Independent School
             District..........................     4.900   8/15/08      124,475
    130,000 Edgewood Texas Independent School
             District..........................     5.000   8/15/09      124,638
    140,000 Edgewood Texas Independent School
             District..........................     5.000   8/15/10      133,000
    160,000 Edgewood Texas Independent School
             District..........................     5.250   8/15/13      149,400
    220,000 Gregg County Texas Housing Finance
             Corp. (AXA), Mandatory Put 3/1/06
             @ 100.............................     6.400    9/1/25      225,775
    185,000 Gulf Coast Waste Disposal Authority
             Texas, Prerefunded 8/01/03 @ 100..     6.500    2/1/06      190,319


See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2000

 Principal               Security                         Maturity    Value
   Amount               Description              Rate (%)   Date     (Note 2)
 ---------              -----------              -------- --------   --------

            Municipal Bonds (continued)
            Texas (continued)
 $   70,000 Harris County Texas Housing
             Finance Corp., AMT (FSA).........     5.700    6/1/06 $     70,700
    285,000 Harris County Texas Housing
             Finance Corp., Zero Coupon
             (MBIA)...........................     0.000   8/15/01      270,394
    450,000 Houston Texas Housing Finance
             Corp. Single Family, Zero
             Coupon...........................     0.000    6/1/14      161,438
    220,000 Houston Texas Housing Finance
             Corp. Single Family..............     8.000    6/1/14      227,975
      5,000 Houston Texas Sewer System
             Revenue, ETM.....................     5.400   10/1/04        5,119
     25,000 Houston Texas Sewer System
             Revenue, ETM.....................     6.375   10/1/08       26,406
     65,000 Mc Allen Texas Development Corp.
             (FSA)............................     4.700   2/15/08       63,213
     65,000 Mc Allen Texas Development Corp.
             (FSA)............................     4.800   2/15/09       63,456
    290,000 Northeast Hospital Authority Texas
             Revenue, ETM.....................     8.000    7/1/08      320,813
     40,780 Odessa Texas Housing Finance Corp.
             Single Family (FNMA).............     8.450   11/1/11       42,462
     95,000 Panhandle Texas Regulation Housing
             Finance, AMT (GNMA)..............     7.500    5/1/24       96,133
     10,000 Panhandle-Plains Texas Higher
             Education, Series D, AMT.........     5.100    9/1/03       10,025
     10,000 Panhandle-Plains Texas Higher
             Education, Series D, AMT.........     5.250    3/1/05       10,038
     35,000 Port Houston Authority Texas,
             Harris County Revenue............     5.750    5/1/02       35,438
  1,250,000 Port of Bay City Authority, Texas
             Matagorda County, AMT............     6.500    5/1/26    1,198,437
  2,220,000 Southeast Texas Housing Financal
             Corp., Zero Coupon...............     0.000    9/1/17      887,999
     40,000 Tarrant County Texas Health
             Facilities Development Revenue,
             South Central Nursing Homes
             (FHA/MBIA).......................     6.000    1/1/37       40,000
    490,000 Tarrant County Texas Housing
             Finance Corp., Multi-Family
             Housing, Summit Project A,
             Mandatory Put 9/1/07 @ 100
             (FNMA)...........................     5.080    9/1/27      483,263
     55,000 Texarkana Texas Housing Finance
             Corp. Mortgage, Summer Hill,
             Series A (GNMA)..................     5.550   1/20/07       55,275
    390,000 Texas State Department Housing &
             Community Affairs, Meadow Ridge
             Apartments Project, AMT (FNMA)...     5.050    8/1/08      383,663
    285,000 Texas State Department Housing &
             Community Affairs, Volente
             Project, AMT (FNMA)..............     5.000    7/1/08      273,956
  1,015,000 Texas Water Resource Financial
             Authority Revenue, Refunding
             (AMBAC)..........................     4.600   8/15/08      966,787
    230,000 Travis County Texas Housing
             Finance Corp., Broadmoor
             Apartments Project, AMT (FSA)....     5.700    6/1/06      232,875
    245,000 Washington County Texas Health,
             Revenue Bond, Health Hospital,
             Nursing Home Improvements (ACA)..     4.750    6/1/03      241,938
      5,000 Willow Fork Drain District Texas
             (AMBAC)..........................     4.600    9/1/05        4,944
     55,000 Willow Fork Drain District Texas
             (AMBAC)..........................     4.600    9/1/06       54,175
    110,000 Willow Fork Drain District Texas
             (AMBAC)..........................     4.650    9/1/07      107,938
     70,000 Willow Fork Drain District Texas
             (AMBAC)..........................     4.700    9/1/08       68,338
    105,000 Willow Fork Drain District Texas
             (AMBAC)..........................     4.800    9/1/09      102,506
    110,000 Willow Fork Drain District Texas
             (AMBAC)..........................     4.900    9/1/10      107,663
    125,000 Willow Fork Drain District Texas
             (AMBAC)..........................     4.900    9/1/11      121,406
                                                                   ------------
                                                                      9,893,409
                                                                   ------------
            Utah -- 1.02%
     70,000 Brigham City Utah Special
             Assessment, Special Improvements
             District No. 22, Prerefunded
             8/1/00 @ 102.....................     9.000    8/1/04       71,603
     70,000 Hildale Utah......................     7.500  12/15/03       72,538
    150,000 Provo City Utah Housing Authority
             Multi-Family, Lookout Pointe
             Apartments (GNMA)................     6.000   7/20/08      154,500
    230,000 Utah State Housing Finance Agency,
             Single Family Mortgage, A2 CL II,
             AMT..............................     5.400    7/1/16      217,063
    110,000 Utah State Housing Finance Agency,
             Single Family Mortgage, A2 CL
             III, AMT.........................     5.200    7/1/11      107,388
    120,000 Utah State Housing Finance Agency,
             Single Family Mortgage, A2 Cl
             III, AMT.........................     5.050    7/1/12      116,850
    120,000 Utah State Housing Finance Agency,
             Single Family Mortgage, B2 CL
             III, AMT.........................     5.250    7/1/11      117,600
    540,000 Utah State Housing Finance Agency,
             Single Family Mortgage, Mezz D2,
             AMT..............................     5.400    7/1/20      502,200
    105,000 Utah State Housing Finance Agency,
             Single Family Mortgage, Series F1
             CL I.............................     5.500    7/1/16      101,850
     85,000 Utah State Housing Finance Agency,
             Single Family Mortgage, Sub-D2,
             AMT..............................     5.250    7/1/12       82,344


See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2000

 Principal                Security                         Maturity    Value
   Amount               Description               Rate (%)   Date     (Note 2)
 ---------              -----------               -------- --------   --------

            Municipal Bonds (continued)
            Utah (continued)
 $  145,000 Utah State Housing Finance Agency,
             Sub-Single Family Mortgage, Issue
             F1................................     5.850    7/1/07 $    148,988
    315,000 Weber County Utah Municipal
             Building Authority (Asset GTY)....     6.750  12/15/04      337,838
                                                                    ------------
                                                                       2,030,762
                                                                    ------------
            Vermont -- 0.21%
      5,000 Vermont Educational & Health
             Buildings Financing Agency,
             Norwich University Project........     4.300    7/1/00        5,000
     55,000 Vermont Educational & Health
             Buildings Financing Agency,
             Norwich University Project........     4.750    7/1/04       53,900
     95,000 Vermont Educational & Health
             Buildings Financing Agency,
             Norwich University Project........     5.000    7/1/06       93,813
     95,000 Vermont Educational & Health
             Buildings Financing Agency,
             Norwich University Project........     5.000    7/1/07       93,219
    175,000 Vermont Educational & Health
             Buildings Financing Agency,
             Norwich University Project........     5.750    7/1/13      175,219
                                                                    ------------
                                                                         421,151
                                                                    ------------
            Virginia -- 1.23%
    745,000 Alexandria Virginia Redevelopment &
             Housing Authority, AMT............     6.625    5/1/24      764,555
    610,000 Chesterfield County Virginia
             Individual Development Authority
             (LOC).............................     5.000    7/1/14      558,912
    165,000 Chesterfield County Virginia
             Individual Development Authority
             (LOC).............................     5.200    7/1/19      149,944
    295,000 Newport News Virginia Industrial
             Development Authority (GNMA)......     7.250    8/1/16      313,069
    445,000 Richmond Virginia Metro Authority
             Expressway Revenue, Partially
             Prerefunded, Balance ETM..........     7.000  10/15/13      457,700
    200,000 Virginia State Housing Development
             Authority, Multi-Family Housing,
             Series D..........................     6.800   11/1/09      209,000
                                                                    ------------
                                                                       2,453,180
                                                                    ------------
            Washington -- 2.94%
     85,000 Grays Harbor County Washington
             Public Utility, ETM...............     5.375    1/1/06       85,531
     40,000 King County Washington Housing
             Authority, Multi-Family Housing...     7.000    8/1/03       40,038
    145,000 King County Washington Housing
             Authority, Multi-Family Mortgage..     7.000    8/1/03      145,180
    365,000 Seattle Washington Housing
             Authority (GNMA)..................     7.400  11/20/36      403,325
    145,000 Spokane Washington Housing
             Authority Revenue, Valley 206
             Apartments, Junior Lien A (Standby
             LOC)..............................     5.750    4/1/28      128,325
    245,000 Spokane Washington Housing
             Authority Revenue, Valley 206
             Apartments, Senior Lien A.........     5.625    4/1/28      213,150
  2,470,000 Washington State Health Care
             Facilities Authority Revenue,
             Prerefunded 12/1/00 @ 102 (LOC)...     7.875   12/1/09    2,551,163
    365,000 Washington State Housing Finance
             Community (GNMA/FNMA).............     6.900    7/1/16      370,019
  1,150,000 Washington State Housing Finance
             Community, AMT (LOC), Mandatory
             Put 7/1/08 @ 100..................     4.900    7/1/30    1,075,249
    590,000 Washington State Housing Financial
             Commonwealth, Bonds Convert 6/1/08
             to 5.60%, AMT, (GNMA/FNMA), Zero
             Coupon............................     0.000   12/1/20      331,875
    135,000 Washington State Housing Revenue,
             Crista Ministries Project (LOC)...     5.100    7/1/10      125,381
    240,000 Washington State Housing Revenue,
             Presbyterian Ministries (ACA).....     5.100    1/1/14      219,600
    200,000 Washington State Housing Revenue,
             Presbyterian Ministries (ACA).....     5.300    1/1/19      178,750
                                                                    ------------
                                                                       5,867,586
                                                                    ------------
            West Virginia -- 0.69%
     55,000 Beckley West Virginia Nursing
             Facility Revenue Refunding,
             Beckley Health Care Corp. Project
             (Standby LOC).....................     5.550    9/1/08       53,350


See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2000

 Principal               Security                         Maturity    Value
   Amount               Description              Rate (%)   Date     (Note 2)
 ---------              -----------              -------- --------   --------

            Municipal Bonds (continued)
            West Virginia (continued)
 $   55,000 Beckley West Virginia Nursing
             Facility Revenue Refunding,
             Beckley Health Care Corp. Project
             (Standby LOC)....................     5.700    9/1/09 $     53,831
    695,000 Harrison County West Virginia,
             Series B, Zero Coupon (AMBAC)....     0.000  10/20/10      336,206
    745,000 Marshall County West Virginia
             Mortgage Revenue Capital
             Appreciation, Zero Coupon
             (MBIA)...........................     0.000    5/1/14      260,161
    215,000 Mason County, Refunding, 1st
             Mortgage, Pt. Pleasant Haven
             (LOC)............................     6.200   12/1/05      215,000
    540,000 Raleigh, Fayette, & Nicholas
             Counties, Compounding Interest,
             Series B, Zero Coupon (AMBAC)....     0.000   6/20/10      252,056
    206,000 West Virginia State Board Regents
             Revenue, Series A, ETM...........     5.900    4/1/04      213,210
                                                                   ------------
                                                                      1,383,814
                                                                   ------------
            Wisconsin -- 1.28%
     75,000 Oshkosh Wisconsin Hospital
             Facility Revenue, Mercy Medical
             Center, Prerefunded 7/1/07 @
             100..............................     7.375    7/1/07       81,094
      5,000 Pewaukee Wisconsin Individual
             Development Revenue, Lake Country
             Development Project, AMT (LOC)...     5.800    6/1/04        5,019
      5,000 Pewaukee Wisconsin Individual
             Development Revenue, Lake Country
             Development Project, AMT (LOC)...     5.900    6/1/05        5,019
     10,000 Pewaukee Wisconsin Individual
             Development Revenue, Lake Country
             Development Project, AMT (LOC)...     6.000    6/1/06       10,063
    315,000 Shell Lake Wisconsin Nursing Home
             Revenue, Terraceview Living
             (GNMA)...........................     5.300   9/20/18      290,193
     10,000 West Bend Wisconsin Refunding.....     6.400    2/1/05       10,400
     65,000 Whitewater Wisconsin Waterworks
             Systems Mortgage Revenue.........     7.500    7/1/16       70,444
     95,000 Wisconsin Housing and Economic
             Development Authority, Series B,
             AMT..............................     4.950    9/1/09       90,844
    810,000 Wisconsin State Health &
             Educational Facilities, Richland
             Hospital Income Project, Series A
             (ACA)............................     5.375    6/1/28      706,724
    285,000 Wisconsin State Health &
             Educational Facilities, Sisters
             Sorrowful Mother, Series A
             (MBIA)...........................     5.100   8/15/07      286,425
    410,000 Wisconsin State Health &
             Educational Facilities, Sisters
             Sorrowful Mother, Series A
             (MBIA)...........................     5.200   8/15/08      411,025
    295,000 Wisconsin State Health &
             Educational Facilities, Sisters
             Sorrowful Mother, Series A
             (MBIA)...........................     5.300   8/15/09      297,213
      5,000 Wisconsin State Health &
             Educational Facilities, Viterbo
             College Income Project (LOC).....     5.250    2/1/04        5,056
      5,000 Wisconsin State Health &
             Educational Facilities, Viterbo
             College Income Project (LOC).....     5.400    2/1/05        5,088
    135,000 Wisconsin State Health &
             Educational Facilities, Viterbo
             College Income Project (LOC).....     5.750    2/1/12      137,700
    135,000 Wisconsin State Health &
             Educational Facilities, Viterbo
             College Income Project (LOC).....     6.000    2/1/17      136,350
                                                                   ------------
                                                                      2,548,657
                                                                   ------------
            Wyoming -- 1.15%
    245,000 Cheyenne Wyoming Federal Mineral
             Reality Revenue, Second Lien.....     6.200    6/1/09      252,350
  1,210,000 Green River-Sweetwater County
             Wyoming, Refunding, Series B
             (FSA)............................     4.500    3/1/14    1,201,202
     80,000 Teton County Wyoming Hospital
             District, Hospital Refunding &
             Imports (ACA)....................     5.000   12/1/03       79,700
    150,000 Teton County Wyoming, Teton County
             School District No 1 Project
             (MBIA)...........................     5.000    6/1/05      150,563
     55,000 Wyoming Community Development
             Authority Housing Revenue, Series
             5, AMT...........................     5.700   12/1/07       55,825
    590,000 Wyoming Community Development
             Authority, Multi-Family Revenue,
             Aspen Court Apartments, Mandatory
             Put 12/1/08 @ 100, AMT (LOC).....     4.750   12/1/30      546,488
     10,000 Wyoming Community Development
             Authority, Single Family
             Mortgage, Series B, AMT..........     8.125    6/1/21       10,249
                                                                   ------------
                                                                      2,296,377
                                                                   ------------
            Total -- Municipal Bonds (Cost
             $188,700,649)....................                      187,758,821
                                                                   ------------


See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2000

                          Security                                   Value
   Shares                Description                                (Note 2)
   ------                -----------                                --------

            Money Market Mutual Funds -- 5.26%
  9,900,000 Provident Institutional Fund........                  $  9,900,000
    604,995 SEI Institutional Fund..............                       604,995
                                                                  ------------
            Total -- Money Market Mutual Funds
             (Cost $10,504,995).................                    10,504,995
                                                                  ------------
            Total Investments (Cost
             $199,205,644) (a) -- 99.35%........                   198,263,816
            Other assets in excess of
             liabilities -- 0.65%...............                     1,302,521
                                                                  ------------
            Total Net Assets -- 100.00%.........                  $199,566,337
                                                                  ============

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $26,148. Cost for federal income tax and financial reporting purposes differs from value by net unrealized depreciation of securities as follows:

 Unrealized appreciation..........................................  $ 1,302,260
 Unrealized depreciation..........................................   (2,270,236)
                                                                    -----------
 Net unrealized depreciation......................................  $  (967,976)
                                                                    ===========

ACA -- American Capital Access
AMT -- Alternative Minimum Tax
AMBAC -- AMBAC Indemnity Corp.
AXA -- AXA Reinsurance UK
ETM -- Escrowed to Maturity
FGIC -- Financial Guaranty Insurance Co.
FHA -- Federal Housing Administration
FHLMC -- Federal Home Loan Mortgage Corp.
FNMA -- Federal National Mortgage Association
FSA -- Financial Security Assurance, Inc.
GNMA -- Government National Mortgage Association
GO -- General Obligations
GTY -- Guaranteed
IRBA -- Industrial Reconstruction Building Authority
LOC -- Letter of Credit
MBIA -- Municipal Bond Insurance Association
MGIC -- Mortgage Guaranty Insurance Co.


See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statements of Assets and Liabilities
June 30, 2000

                                                       Small
                                         Growth    Capitalization International
                         Value Equity    Equity        Equity        Equity
                          Portfolio    Portfolio     Portfolio      Portfolio
                         ------------ ------------ -------------- -------------
ASSETS:
 Investments, at value
  (cost $233,340,569;
  $248,787,470;
  $212,585,892; and
  $356,880,151
  respectively)......... $242,258,073 $359,738,368  $266,899,245  $385,070,812
 Repurchase agreements,
  at value..............    2,698,980   23,235,000    14,519,093            --
                         ------------ ------------  ------------  ------------
    Total Investments...  244,957,053  382,973,368   281,418,338   385,070,812
                         ------------ ------------  ------------  ------------
 Cash...................           --    1,150,000            --            --
 Foreign currency, at
  value (cost $0; $0;
  $0; and $690,847
  respectively).........           --           --            --       702,758
 Unrealized appreciation
  on forward exchange
  contracts.............           --           --            --       297,995
 Receivable for
  investments sold......    4,228,847   18,145,936     7,011,946     4,972,857
 Dividends and interest
  receivable............      238,924      129,396       109,075       414,288
 Receivable for Fund
  shares sold...........        4,024        5,371         2,832         2,550
 Variation margin
  receivable on future
  contracts.............           --      177,420            --            --
 Foreign tax reclaim
  receivable............           --           --            --       536,052
 Deferred organization
  costs.................          870        1,184         1,089           752
 Prepaid expenses and
  other assets..........        5,669        6,776         5,740         6,922
                         ------------ ------------  ------------  ------------
    Total Assets........  249,435,387  402,589,451   288,549,020   392,004,986
                         ------------ ------------  ------------  ------------
LIABILITIES:
 Payable for investments
  purchased.............    7,522,418   40,838,095     8,624,343     7,738,970
 Unrealized depreciation
  on forward exchange
  contracts.............           --           --            --       487,999
 Advisory fees payable..       65,323       84,498        91,373       124,438
 Consulting fees
  payable...............       10,045       14,083        11,439        15,555
 Administrative services
  fees payable..........        1,513        2,232         1,752         2,401
 Other accrued
  expenses..............       33,350       43,500        35,727        63,313
                         ------------ ------------  ------------  ------------
    Total Liabilities...    7,632,649   40,982,408     8,764,634     8,432,676
                         ------------ ------------  ------------  ------------
NET ASSETS.............. $241,802,738 $361,607,043  $279,784,386  $383,572,310
                         ============ ============  ============  ============
NET ASSETS CONSIST OF:
 Shares of beneficial
  interest, at par
  value................. $     18,315 $     17,531  $     18,297  $     24,998
 Additional paid-in
  capital...............  228,537,143  223,712,378   210,195,719   312,563,512
 Undistributed
  (distribution in
  excess of) net
  investment income.....           --           --            --      (913,789)
 Accumulated net
  realized gain on
  investments, futures
  and foreign currency
  transactions..........    4,329,776   26,917,116    15,257,017    43,903,789
 Net unrealized
  appreciation on
  investments, futures
  and foreign currency
  transactions..........    8,917,504  110,960,018    54,313,353    27,993,800
                         ------------ ------------  ------------  ------------
    Total Net Assets.... $241,802,738 $361,607,043  $279,784,386  $383,572,310
                         ============ ============  ============  ============
SHARES OF BENEFICIAL
INTEREST:
 Shares of beneficial
  interest outstanding..   18,314,678   17,530,798    18,297,221    24,998,038
                         ============ ============  ============  ============
 Net Asset Value,
  offering and
  redemption price per
  share................. $      13.20 $      20.63  $      15.29  $      15.34
                         ============ ============  ============  ============

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statements of Assets and Liabilities (continued)
June 30, 2000

                                                              Intermediate Term
                                                Fixed Income   Municipal Bond
                                                 Portfolio        Portfolio
                                                ------------  -----------------
ASSETS:
 Investments, at value (cost $129,070,757; and
  $199,205,644 respectively)................... $126,380,523    $198,263,816
 Repurchase agreements, at value...............    2,575,175              --
                                                ------------    ------------
    Total Investments..........................  128,955,698     198,263,816
                                                ------------    ------------
 Receivable for investments sold...............    2,667,758         222,282
 Dividends and interest receivable.............    1,583,416       3,099,395
 Receivable for Fund shares sold...............        3,066              --
 Prepaid expenses and other assets.............        2,554           2,768
                                                ------------    ------------
    Total Assets...............................  133,212,492     201,588,261
                                                ------------    ------------
LIABILITIES:
 Dividends and income payable..................      728,188         800,916
 Payable for investments purchased.............    1,918,397       1,136,576
 Advisory fees payable.........................       29,125          45,140
 Consulting fees payable.......................        5,295           8,207
 Administrative services fees payable..........          676           1,034
 Other accrued expenses........................       23,010          30,051
                                                ------------    ------------
    Total Liabilities..........................    2,704,691       2,021,924
                                                ------------    ------------
NET ASSETS..................................... $130,507,801    $199,566,337
                                                ============    ============
NET ASSETS CONSIST OF:
 Shares of beneficial interest, at par value... $     13,827    $     20,878
 Additional paid-in capital....................  136,419,280     202,740,040
 Undistributed net investment income...........            7              --
 Accumulated net realized (loss) on
  investments..................................   (3,235,079)     (2,252,753)
 Net unrealized (depreciation) on investments..   (2,690,234)       (941,828)
                                                ------------    ------------
    Total Net Assets........................... $130,507,801    $199,566,337
                                                ============    ============
SHARES OF BENEFICIAL INTEREST:
 Shares of beneficial interest outstanding.....   13,827,176      20,878,074
                                                ============    ============
 Net Asset Value, offering and redemption price
  per share.................................... $       9.44    $       9.56
                                                ============    ============

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statements of Operations
For the Year Ended June 30, 2000

                                                            Small
                                              Growth    Capitalization International
                              Value Equity    Equity        Equity        Equity
                               Portfolio     Portfolio    Portfolio      Portfolio
                              ------------  ----------- -------------- -------------
INVESTMENT INCOME:
 Interest...................  $    234,345  $   498,067  $   294,721    $   845,077
 Dividends (net of foreign
  withholding tax of $5,900;
  $1,041; $0; and $560,227
  respectively).............     3,687,753    2,369,655    1,587,164      4,497,279
                              ------------  -----------  -----------    -----------
    Total Investment
     Income.................     3,922,098    2,867,722    1,881,885      5,342,356
                              ------------  -----------  -----------    -----------
EXPENSES:
 Advisory fees..............       706,095      871,472      929,450      1,300,028
 Consulting fees............       106,974      145,244      120,203        163,389
 Administrative services
  fees......................       246,045      334,068      276,474        375,804
 Custodian fees.............        50,586       70,551       52,176        220,761
 Audit and legal fees.......        20,132       28,452       32,506         25,988
 Registration and filing
  fees......................        19,976       25,031       21,090         26,448
 Other expenses.............        18,164       23,319       21,368         19,327
                              ------------  -----------  -----------    -----------
    Total Expenses..........     1,167,972    1,498,137    1,453,267      2,131,745
                              ------------  -----------  -----------    -----------
 Net Investment Income......     2,754,126    1,369,585      428,618      3,210,611
                              ------------  -----------  -----------    -----------
NET REALIZED/UNREALIZED
GAIN/(LOSS) ON INVESTMENTS:
 Net realized gain on
  investments, futures and
  foreign currency
  transactions..............     5,473,014   43,643,999   21,816,787     53,579,835
 Net change in unrealized
  appreciation/(depreciation)
  on investments, futures
  and foreign currency
  transactions..............   (18,584,119)  24,368,469   29,756,097      6,735,629
                              ------------  -----------  -----------    -----------
 Net realized/unrealized
  gain/(loss) on
  investments, futures and
  foreign currency
  transactions..............   (13,111,105)  68,012,468   51,572,884     60,315,464
                              ------------  -----------  -----------    -----------
 Net increase/(decrease) in
  net assets resulting from
  operations................  $(10,356,979) $69,382,053  $52,001,502    $63,526,075
                              ============  ===========  ===========    ===========

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statements of Operations (continued)
For the Year Ended June 30, 2000

                                                                  Intermediate Term
                                                     Fixed Income  Municipal Bond
                                                      Portfolio       Portfolio
                                                     ------------ -----------------
INVESTMENT INCOME:
 Interest..........................................   $8,198,274     $7,383,754
 Dividends.........................................       10,707         81,965
                                                      ----------     ----------
    Total Investment Income........................    8,208,981      7,465,719
                                                      ----------     ----------
EXPENSES:
 Advisory fees.....................................      323,541        387,247
 Consulting fees...................................       58,825         70,408
 Administrative services fees......................      111,767        133,775
 Custodian fees....................................       18,998         23,108
 Audit and legal fees..............................       13,479         17,103
 Registration and filing fees......................       10,409         15,136
 Other expenses....................................        4,702          7,994
                                                      ----------     ----------
    Total Expenses.................................      541,721        654,771
                                                      ----------     ----------
 Net Investment Income.............................    7,667,260      6,810,948
                                                      ----------     ----------
NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
 Net realized loss on investments..................   (2,284,814)    (2,182,527)
 Net change in unrealized
  appreciation/(depreciation) on investments.......     (103,582)     1,335,076
                                                      ----------     ----------
 Net realized/unrealized (loss) on investments.....   (2,388,396)      (847,451)
                                                      ----------     ----------
 Net increase in net assets resulting from
  operations.......................................   $5,278,864     $5,963,497
                                                      ==========     ==========

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statements of Changes in Net Assets

                                                                                        Small Capitalization
                               Value Equity Portfolio      Growth Equity Portfolio        Equity Portfolio
                              --------------------------  --------------------------  --------------------------
                                  Year          Year          Year          Year          Year          Year
                                 Ended         Ended         Ended         Ended         Ended         Ended
                                June 30,      June 30,      June 30,      June 30,      June 30,      June 30,
                                  2000          1999          2000          1999          2000          1999
                              ------------  ------------  ------------  ------------  ------------  ------------
From Investment Activities:
Operations:
 Net investment income......  $  2,754,126  $  2,919,617  $  1,369,585  $    457,689  $    428,618  $    619,949
 Net realized gain/(loss) on
  investment transactions
  and futures...............     5,473,014    11,395,574    43,643,999    18,674,831    21,816,787    (4,651,207)
 Net change in unrealized
  appreciation/(depreciation)
  on investment transactions
  and futures...............   (18,584,119)    3,419,258    24,368,469    36,436,342    29,756,097    17,190,826
                              ------------  ------------  ------------  ------------  ------------  ------------
 Net increase/(decrease) in
  net assets resulting from
  operations................   (10,356,979)   17,734,449    69,382,053    55,568,862    52,001,502    13,159,568
                              ------------  ------------  ------------  ------------  ------------  ------------
Distributions to
Shareholders from:
 Net investment income......    (2,767,912)   (2,855,946)   (1,356,963)     (444,369)     (401,311)     (563,154)
 Net realized gain on
  investment transactions
  and futures...............   (10,405,207)  (16,930,526)  (27,995,307)  (14,381,174)           --   (13,827,848)
                              ------------  ------------  ------------  ------------  ------------  ------------
 Net decrease in net assets
  resulting from
  distributions.............   (13,173,119)  (19,786,472)  (29,352,270)  (14,825,543)     (401,311)  (14,391,002)
                              ------------  ------------  ------------  ------------  ------------  ------------
Shares of Beneficial
Interest:
 Proceeds from shares
  issued....................    98,349,586    65,815,341   127,546,023    54,760,753    72,523,298   118,787,480
 Proceeds from reinvestment
  of dividends..............    11,719,217    17,108,285    26,959,447    13,708,838       300,384    12,032,240
 Cost of shares redeemed....   (61,676,018)  (40,518,732)  (97,805,215)  (60,464,553)  (55,376,119)  (69,378,364)
                              ------------  ------------  ------------  ------------  ------------  ------------
 Net increase in net assets
  from shares of beneficial
  interest transactions.....    48,392,785    42,404,894    56,700,255     8,005,038    17,447,563    61,441,356
                              ------------  ------------  ------------  ------------  ------------  ------------
 Total increase in net
  assets....................    24,862,687    40,352,871    96,730,038    48,748,357    69,047,754    60,209,922
Net Assets:
 Beginning of period........   216,940,051   176,587,180   264,877,005   216,128,648   210,736,632   150,526,710
                              ------------  ------------  ------------  ------------  ------------  ------------
 End of period..............  $241,802,738  $216,940,051  $361,607,043  $264,877,005  $279,784,386  $210,736,632
                              ============  ============  ============  ============  ============  ============

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statements of Changes in Net Assets (continued)

                                    International               Fixed Income              Intermediate Term
                                  Equity Portfolio                Portfolio           Municipal Bond Portfolio
                              --------------------------  --------------------------  --------------------------
                                  Year          Year          Year         Period         Year         Period
                                 Ended         Ended         Ended         Ended         Ended         Ended
                                June 30,      June 30,      June 30,      June 30,      June 30,      June 30,
                                  2000          1999          2000         1999*          2000         1999*
                              ------------  ------------  ------------  ------------  ------------  ------------
From Investment Activities:
Operations:
 Net investment income......  $  3,210,611  $  3,505,614  $  7,667,260  $  5,427,224  $  6,810,948  $  2,916,014
 Net realized gain/(loss) on
  investments and foreign
  currency transactions.....    53,579,835     6,667,389    (2,284,814)     (242,734)   (2,182,527)      (70,226)
 Net change in unrealized
  appreciation/(depreciation)
  on investments and foreign
  currency transactions.....     6,735,629     2,462,581      (103,582)   (2,586,652)    1,335,076    (2,276,904)
                              ------------  ------------  ------------  ------------  ------------  ------------
 Net increase in net assets
  resulting from
  operations................    63,526,075    12,635,584     5,278,864     2,597,838     5,963,497       568,884
                              ------------  ------------  ------------  ------------  ------------  ------------
 Distributions to
  Shareholders from:
 Net investment income......    (1,660,119)   (4,076,034)   (7,667,260)   (5,427,224)   (6,810,948)   (2,916,014)
 Net realized gain on
  investments and foreign
  currency transactions.....    (8,340,626)   (4,961,778)           --      (707,524)           --            --
                              ------------  ------------  ------------  ------------  ------------  ------------
 Net decrease in net assets
  resulting from
  distributions.............   (10,000,745)   (9,037,812)   (7,667,260)   (6,134,748)   (6,810,948)   (2,916,014)
                              ------------  ------------  ------------  ------------  ------------  ------------
Shares of Beneficial
Interest:
 Proceeds from shares
  issued....................   198,393,942    51,664,586    31,056,163    25,850,995   332,621,470   101,818,978
 Value of securities
  transferred in-kind.......            --            --            --    87,605,935            --    35,196,203
 Proceeds from reinvestment
  of dividends..............     8,891,761     7,791,624     7,148,248     5,546,812     5,611,150     2,502,027
 Cost of shares redeemed....  (133,415,945)  (36,751,680)  (13,381,861)   (7,393,185) (244,923,457)  (30,065,453)
                              ------------  ------------  ------------  ------------  ------------  ------------
 Net increase in net assets
  from shares of beneficial
  interest transactions.....    73,869,758    22,704,530    24,822,550   111,610,557    93,309,163   109,451,755
                              ------------  ------------  ------------  ------------  ------------  ------------
 Total increase in net
  assets....................   127,395,088    26,302,302    22,434,154   108,073,647    92,461,712   107,104,625
Net Assets:
 Beginning of period........   256,177,222   229,874,920   108,073,647            --   107,104,625            --
                              ------------  ------------  ------------  ------------  ------------  ------------
 End of period..............  $383,572,310  $256,177,222  $130,507,801  $108,073,647  $199,566,337  $107,104,625
                              ============  ============  ============  ============  ============  ============

--------
*Funds commenced operations on July 1, 1998.

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements  -- June 30, 2000


  1. DESCRIPTION. The Hirtle Callaghan Trust ("Trust") is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-ended management series investment company. The Trust was organized as a Delaware business trust on December 15, 1994. The Trust currently offers six portfolios: The Value Equity Portfolio ("Value Portfolio"), The Growth Equity Portfolio ("Growth Portfolio"), The Small Capitalization Equity Portfolio ("Small Cap Portfolio"), The International Equity Portfolio ("International Portfolio"), The Fixed Income Portfolio ("Fixed Income Portfolio"), and The Intermediate Term Municipal Bond Portfolio ("Intermediate Municipal Portfolio").

  2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies followed by the Portfolios:

    A. Portfolio Valuation. The net asset value per share of the Portfolios is determined once on each business day as of the close of the New York Stock Exchange, which is normally 4 p.m. Eastern Time. Each Portfolio's net asset value per share is calculated by adding the value of all securities and other assets of the Portfolio, subtracting its liabilities and dividing the result by the number of its outstanding shares. In valuing the Trust's assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or on NASDAQ are valued at the last sale price on the business day that such value is being determined. If there have been no sales on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Trust's Board of Trustees ("Board") shall determine in good faith to reflect the security's fair value. All other assets of each portfolio are valued in such manner as the Board in good faith deems appropriate to reflect their fair value. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. With the approval of the Board, any of the Portfolios may use a pricing service, bank, or broker-dealer experienced in such matters to value the Portfolio's securities.

    B. Securities Transactions and Investment Income. Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and accretion of discount on investments, where applicable, is accrued daily, as earned.

    C. Dividend and Capital Gain Distributions to Shareholders. The Fixed Income and Intermediate Municipal Portfolios declare dividends from net investment income daily and distribute dividends on a monthly basis. The Value, Growth, and Small Cap Portfolios declare and distribute dividends from net investment income on a quarterly basis. The International Portfolio declares and distributes dividends from net investment income on a semi-annual basis. Net realized capital gains, if any, will be distributed at least annually for each Portfolio.

    Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

    Certain funds also utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 2000

  Dividends and distributions are recorded on the ex-dividend date. Distributions from net investment income and from net realized gains are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amount are reclassified within the composition of net assets based on their federal tax basis treatment. Temporary differences do not require reclassification.

    As of June 30, 2000, the following reclassifications have been made to increase/(decrease) such accounts with offsetting adjustments, if any, made to paid in capital:

                                                              Accumulated Net
                                          Undistributed Net Realized Gain/(Loss)
                                          Investment Income    on Investments
                                          ----------------- --------------------
   Value Portfolio.......................    $  (142,196)       $(2,063,839)
   Growth Portfolio......................        (26,127)        (6,918,906)
   Small Cap Portfolio...................        (85,401)        (1,953,922)
   International Portfolio...............     (3,408,859)        (5,971,893)
   Fixed Income Portfolio................              7                 (7)

    D. Repurchase Agreements. Among the instruments that each of the Portfolios may use for temporary investment purposes are repurchase agreements. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase that security and the obligation of the Portfolio to resell that security at an agreed-upon price and time. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. The creditworthiness of those banks and non-bank dealers with which the respective Portfolios may enter into repurchase agreements are monitored in accordance with guidelines adopted by the Board, as is the market value of the securities underlying any repurchase agreement to ensure that the repurchase obligation of the seller is collateralized by an amount at least equal to the repurchase price including accrued interest.

    E. Organizational Expenses. Costs incurred in connection with the organization and initial registration of the Portfolios have been deferred and are being amortized on a straight-line basis over sixty months, beginning with each Portfolio's commencement of operations, except those of Intermediate Municipal and Fixed Income Portfolios. In the event any of the initial shares of these Portfolios are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the proportion as the number of shares being redeemed bears to the number of initial shares outstanding at the time of redemption. Costs incurred in connection with the organization of the Intermediate Municipal and Fixed Income Portfolios were expensed as incurred.

    F. Allocation of Expenses. Expenses directly attributable to a Portfolio are charged to that Portfolio. Other expenses are allocated proportionately among the Portfolios in relation to the net assets of each Portfolio or by an other appropriate method.

    G. Foreign Exchange Transactions. The books and records of the Portfolios are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statement of Operations:

      i) market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

      ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 2000


    Dividends and interest from non-U.S. sources received by a Portfolio are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and each Portfolio intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of a Portfolio's total assets at the close of any taxable year consists of stock or securities of non-U.S. corporations, the Portfolio is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

    H. Use of Estimates. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Actual results could very from those estimates.

    I. Transfers In-Kind. Upon commencement, July 1, 1998, of the Intermediate Municipal Portfolio and the Fixed Income Portfolio investment operations, a number of separate managed accounts managed by Morgan Grenfell, transferred appreciated securities in exchange for Fund shares. The securities contributed were subject to a taxable event prior to the in-kind transfer to the Fund and had the same market value as of the date of transfer. Accordingly, for purposes of generally accepted accounting principles, the book cost of any securities transferred in-kind to the Fund was equal to the market value of such securities on their respective dates of contribution to the Fund resulting in no difference between book cost and tax cost.

  3. INVESTMENT ADVISORY, CONSULTING AND ADMINISTRATIVE CONTRACTS. The Trust has entered into investment advisory contracts ("Portfolio Management Contracts") on behalf of each of the Portfolios with one or more Investment Managers. Each Investment Manager is responsible for providing a continuous program of investment management to, and placing all orders for, purchase and sale of securities and other instruments on behalf of the respective Portfolios they serve. Each Investment Manager earns a fee, accrued daily and paid monthly, based on average net assets of that portion of the portfolio managed.

  For the year ended June 30, 2000, the Value Portfolio paid the following investment advisory fees:

                                                                   Amount
Adviser                                                            Earned   Fee
-------                                                           -------- -----
Geewax, Terker & Co.............................................. $256,377 0.30%
Institutional Capital Corp.......................................  449,718 0.35%
                                                                  -------- -----
                                                                  $706,095 0.33%
                                                                  ======== =====

  For the year ended June 30, 2000, the Growth Portfolio paid the following investment advisory fees:

                                                                  Amount
Adviser                                                           Earned   Fee
-------                                                          -------- -----
Jennison Associates LLC......................................... $581,880 0.30%
Goldman Sachs Asset Management..................................  289,592 0.30%*
                                                                 -------- -----
                                                                 $871,472 0.30%
                                                                 ======== =====

  For the year ended June 30, 2000, the Small Cap Portfolio paid the following investment advisory fees:

                                                                   Amount
Adviser                                                            Earned   Fee
-------                                                           -------- -----
Frontier Capital Management Co................................... $624,660 0.45%
Geewax, Terker & Co..............................................  304,790 0.30%
                                                                  -------- -----
                                                                  $929,450 0.39%
                                                                  ======== =====

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 2000


  For the year ended June 30, 2000, the International Portfolio paid the following investment advisory fees:

                                         Amount
Adviser                                  Earned   Fee**
-------                                ---------- -----
Brinson Partners, Inc................. $  683,433 0.40%    For the period from 7/1/99 to 4/27/00
Artisan Partners, LLP.................    494,601 0.40%*** For the period from 7/27/99 to 6/30/00
Capital Guardian Trust Co.............    121,994 0.40%    For the period from 4/28/00 to 6/30/00
                                       ---------- -----
                                       $1,300,028 0.40%
                                       ========== =====

  For the year ended June 30, 2000, the following Portfolios paid investment advisory fees to Deutsche Asset Management, Inc. formerly Morgan Grenfell,
Inc.:

                                                                 Amount
Portfolio                                                        Earned   Fee
---------                                                       -------- ------
Fixed Income................................................... $323,541 0.275%
Intermediate Municipal......................................... $387,247 0.275%

--------
  * Under the amendment ("Performance Fee Amendment") to the Portfolio Management Contract between Goldman Sachs Asset Management ("GSAM") and the Trust relating to the Growth Portfolio, GSAM will be compensated based, in part, on the investment results achieved by it. The performance fee amendment will apply with respect to periods after October 1, 1999. The performance fee amendment could, under certain circumstances, increase or decrease the fee paid to GSAM, when compared to the current fixed fee arrangement and could result in the payment of incentive compensation during periods of declining markets. GSAM's fee will not be adjusted in accordance with the Performance Fee Amendment until the same is in effect for 12 months.

 ** Tiered fee of 0.40% on first $200 million of assets: 0.35% on the next
    $100 million of assets; and 0.30% on assets over $300 million.

*** The Trust has conditionally approved an amendment to the Artisan Agreement
    ("Performance Fee Amendment"). Under the Performance Fee Amendment, Artisan would be compensated based, in part, on the investment results achieved by it. If the Performance Fee Amendment is implemented, it could, under certain circumstances, increase or decrease the fee paid to Artisan, when compared to the current fixed fee arrangement and could result in the payment of incentive compensation during periods of declining markets.

  Pursuant to a consulting agreement between the Trust and Hirtle Callaghan & Company, Inc. ("HCCI"), HCCI is paid a fee calculated and accrued daily and paid monthly at annual rates of 0.05% of average net assets per Portfolio. HCCI makes its officers available to serve as officers and/or Trustees of the Trust, provides office space sufficient for the Trust's principal office, and monitors the performance of various investment management organizations, including the Investment Managers. HCCI does not have investment discretion with respect to Trust assets but is an investment adviser to the Trust for purposes of the 1940 Act.

  BISYS Fund Services ("BISYS") is responsible for providing the Portfolios with administrative, fund accounting, dividend and capital gains disbursing agent and transfer agency services. BISYS receives compensation for providing administration, fund accounting and transfer agency services at an all inclusive fee ("Omnibus Fee") based on a percentage of each Portfolio's average net assets. The Omnibus fee is accrued daily and payable on a monthly basis.

  4. PURCHASE AND SALE TRANSACTIONS. The aggregate amount of purchases and sales of investment securities, other than short-term securities, for the year ended June 30, 2000, were as follows:

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 2000


     Portfolio                                         Purchases      Sales
     ---------                                        ------------ ------------
     Value........................................... $325,886,596 $271,755,041
     Growth..........................................  301,386,719  267,086,282
     Small Cap.......................................  268,498,814  261,947,340
     International...................................  491,492,687  449,097,865
     Fixed Income....................................  197,938,869  169,230,085
     Intermediate Municipal..........................  166,184,261   69,394,023

  5. SHARES OF BENEFICIAL INTEREST. The Trust is authorized to issue unlimited shares of beneficial interest with a par value of $0.001 each. Transactions in shares of the Portfolios for the year ended June 30, 2000, were as follows:

                                                                                        Intermediate
                                                                              Fixed         Term
                            Value       Growth    Small Cap   International   Income     Municipal
                          ----------  ----------  ----------  ------------- ----------  ------------
Beginning balance.......  14,612,718  14,748,983  17,086,102   19,933,882   11,205,590   10,934,767
                          ----------  ----------  ----------   ----------   ----------  -----------
Shares issued...........   7,260,376   6,406,943   5,151,768   13,913,653    3,282,349   34,956,195
Shares issued in
 reinvestment of
 dividends and
 distributions..........     860,518   1,428,208      21,390      605,202      755,900      587,078
Shares redeemed.........  (4,418,934) (5,053,336) (3,962,039)  (9,454,699)  (1,416,663) (25,599,966)
                          ----------  ----------  ----------   ----------   ----------  -----------
Net increase in shares..   3,701,960   2,781,815   1,211,119    5,064,156    2,621,586    9,943,307
                          ----------  ----------  ----------   ----------   ----------  -----------
Ending balance..........  18,314,678  17,530,798  18,297,221   24,998,038   13,827,176   20,878,074
                          ==========  ==========  ==========   ==========   ==========  ===========

  6. DERIVATIVE INSTRUMENTS. The International Portfolio and Fixed Income Portfolio may invest in various financial instruments including positions in forward currency contracts, currency swaps and purchased foreign currency options. A Portfolio enters into such contracts for the purpose of hedging exposure to changes in foreign currency exchange rates on its holdings.

  A forward currency contract ("forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized appreciation or depreciation. When the forward is closed, the Portfolio records a realized gain or loss equal to the fluctuation in value during the period the forward was open. The Portfolio could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

  Forward foreign exchange contracts may involve market or credit risk in excess of the amounts reflected on the Portfolio's statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward contracts held at June 30, 2000 are recorded for financial reporting purposes as net unrealized gains or losses by the Portfolio.

  The Growth Portfolio invests in financial futures contracts for the purpose of hedging their existing portfolio securities, or securities that they intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a Portfolio is required to pledge to the broker an amount of cash and/or other asset equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin" are made or received by a Portfolio each day, depending on the daily fluctuations in the fair market value of the underlying security. A Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 2000

benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of an imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

  7. FEDERAL INCOME TAXES. It is the policy of each Portfolio to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

  FEDERAL INCOME TAXES INFORMATION.

  As of June 30, 2000 the following Portfolios had net capital loss carryforwards to offset future capital gains, if any, to the extent provided by the Treasury regulations:

Portfolio                                                      Amount   Expires
---------                                                    ---------- -------
Fixed Income................................................ $1,592,760  2008
Intermediate Municipal......................................     18,422  2007
Intermediate Municipal......................................     99,241  2008

  To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

  Capital losses incurred after October 31, within a Portfolio's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fixed Income Portfolio incurred $1,173,335 in Post-October Capital Losses and the Intermediate Municipal Portfolio incurred $2,108,942 in Post-October Capital Losses and they will elect to defer such capital losses.

  During the fiscal year ended June 30, 2000, the following Portfolios declared long-term capital gain distributions as follows (Unaudited):

Portfolio                                                              Amount
---------                                                            -----------
Value............................................................... $10,746,470
Growth..............................................................  27,717,660
Small Cap...........................................................   1,991,637
International.......................................................   8,340,626

  For corporate shareholders the following percentage of the total ordinary income distributions paid during the fiscal year ended June 30, 2000 qualify for the corporate dividend received deduction for the following Portfolios (Unaudited):

Portfolio                                                             Percentage
---------                                                             ----------
Value................................................................  100.00%
Growth...............................................................   15.72%
Small Cap............................................................  100.00%

  During the fiscal year ended June 30, 2000, the following Portfolios declared tax-exempt income distributions as follows (Unaudited):

Portfolio                                                              Amount
---------                                                            ----------
Intermediate Municipal.............................................. $6,039,004

  The International Equity Portfolio may elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The pass through of the credit will only affect those persons who are shareholders of the fund on a dividend record date in calendar year 2000. These shareholders will receive more detailed information along with their 2000 Form 1099-DIV.

THE HIRTLE CALLAGHAN TRUST
Financial Highlights
For a share outstanding throughout each period

                                    Value Equity Portfolio
                         ---------------------------------------------------
                           Year       Year      Year       Year      Period
                          Ended      Ended     Ended      Ended      Ended
                         June 30,   June 30,  June 30,   June 30,   June 30,
                           2000       1999      1998       1997     1996(a)
                         --------   --------  --------   --------   --------
Net Asset Value,
Beginning of Period..... $  14.85   $  15.49  $  14.41   $  11.48   $ 10.00
                         --------   --------  --------   --------   -------
Income from Investment
Operations:
 Net investment income..     0.17       0.22      0.24       0.23      0.22
 Net realized and
  unrealized gain/(loss)
  on investments........    (0.92)      0.87      2.87       3.65      1.51
                         --------   --------  --------   --------   -------
  Total from investment
   operations...........    (0.75)      1.09      3.11       3.88      1.73
                         --------   --------  --------   --------   -------
Distributions to
Shareholders from:
 Net investment income..    (0.17)     (0.22)    (0.25)     (0.21)    (0.22)
 Net realized gain on
 investments............    (0.73)     (1.51)    (1.78)     (0.74)    (0.03)
                         --------   --------  --------   --------   -------
  Total distribution to
   shareholders.........    (0.90)     (1.73)    (2.03)     (0.95)    (0.25)
                         --------   --------  --------   --------   -------
Net Asset Value, End of
Period.................. $  13.20   $  14.85  $  15.49   $  14.41   $ 11.48
                         ========   ========  ========   ========   =======
Total Return............    (5.14%)     9.07%    23.42%     35.28%    17.28%(c)
Ratios to Average Net
Assets/Supplemental
Data:
 Net assets, end of
  period (in
  thousands)............ $241,803   $216,940  $176,587   $117,092   $71,503
 Ratio of expenses to
  average net assets....     0.55%      0.56%     0.52%      0.63%     0.63%(b)
 Ratio of net investment
  income to average net
  assets................     1.29%      1.64%     1.69%      1.89%     2.55%(b)
 Ratio of expenses to
  average net assets
  excluding fee
  waivers...............     0.55%      0.56%     0.52%*     0.65%*    0.68%*(b)
 Portfolio turnover
  rate..................   128.72%    108.79%    86.45%     97.39%    92.00%

--------
* During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.
(a) For the period August 25, 1995 (commencement of operations) through June 30, 1996.
(b) Annualized.
(c) Not annualized.

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Financial Highlights
For a share outstanding throughout each period


                                   Growth Equity Portfolio
                         --------------------------------------------------
                           Year      Year      Year       Year      Period
                          Ended     Ended     Ended      Ended      Ended
                         June 30,  June 30,  June 30,   June 30,   June 30,
                           2000      1999      1998       1997     1996(a)
                         --------  --------  --------   --------   --------
Net Asset Value,
Beginning of Period..... $  17.96  $  15.25  $  13.67   $  11.13   $  10.00
                         --------  --------  --------   --------   --------
Income from Investment
Operations:
 Net investment income..     0.08      0.03      0.04       0.06       0.04
 Net realized and
  unrealized gain on
  investments and
  futures...............     4.69      3.76      4.37       2.58       1.13
                         --------  --------  --------   --------   --------
  Total from investment
   operations...........     4.77      3.79      4.41       2.64       1.17
                         --------  --------  --------   --------   --------
Distributions to
Shareholders from:
 Net investment income..    (0.08)    (0.03)    (0.04)     (0.05)     (0.04)
 In excess of net
  investment income.....       --        --     (0.02)        --         --
 Net realized gain on
  investments and
  futures...............    (2.02)    (1.05)    (2.77)     (0.05)        --
                         --------  --------  --------   --------   --------
  Total distribution to
   shareholders.........    (2.10)    (1.08)    (2.83)     (0.10)     (0.04)
                         --------  --------  --------   --------   --------
Net Asset Value, End of
Period.................. $  20.63  $  17.96  $  15.25   $  13.67   $  11.13
                         ========  ========  ========   ========   ========
Total Return............    27.71%    26.76%    37.00%     23.83%     11.69%(c)
Ratios to Average Net
Assets/Supplemental
Data:
 Net assets, end of
  period (in
  thousands)............ $361,607  $264,877  $216,129   $160,961   $110,537
 Ratio of expenses to
  average net assets....     0.52%     0.53%     0.53%      0.55%      0.63%(b)
 Ratio of net investment
  income to average net
  assets................     0.47%     0.20%     0.33%      0.49%      0.46%(b)
 Ratio of expenses to
  average net assets
  excluding fee
  waivers...............     0.52%     0.53%     0.53%*     0.55%*     0.68%*(b)
 Portfolio turnover
  rate..................    94.37%    70.61%    95.07%     80.47%     80.00%

--------
* During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.
(a) For the period August 8, 1995 (commencement of operations) through June 30, 1996.
(b) Annualized.
(c) Not annualized.


See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Financial Highlights
For a share outstanding throughout each period

                            Small Capitalization Equity Portfolio
                         --------------------------------------------------
                           Year      Year      Year       Year      Period
                          Ended     Ended     Ended      Ended      Ended
                         June 30,  June 30,  June 30,   June 30,   June 30,
                           2000      1999      1998       1997     1996(a)
                         --------  --------  --------   --------   --------
Net Asset Value,
Beginning of Period..... $  12.33  $  13.13  $  12.95   $  11.07   $ 10.00
                         --------  --------  --------   --------   -------
Income from Investment
Operations:
 Net investment income..     0.02      0.04      0.06       0.07      0.10
 Net realized and
  unrealized gain on
  investments...........     2.96      0.35      1.54       2.11      1.07
                         --------  --------  --------   --------   -------
  Total from investment
   operations...........     2.98      0.39      1.60       2.18      1.17
                         --------  --------  --------   --------   -------
Distributions to
Shareholders from:
 Net investment income..    (0.02)    (0.04)    (0.06)     (0.07)    (0.10)
 Net realized gain on
  investments...........       --     (1.15)    (1.36)     (0.23)       --
                         --------  --------  --------   --------   -------
  Total distribution to
   shareholders.........    (0.02)    (1.19)    (1.42)     (0.30)    (0.10)
                         --------  --------  --------   --------   -------
Net Asset Value, End of
Period.................. $  15.29  $  12.33  $  13.13   $  12.95   $ 11.07
                         ========  ========  ========   ========   =======
Total Return............    24.21%     4.73%    12.66%     19.88%    11.82%(c)
Ratios to Average Net
Assets/Supplemental
Data:
 Net assets, end of
  period (in
  thousands)............ $279,784  $210,737  $150,527   $113,480   $61,503
 Ratio of expenses to
  average net assets....     0.60%     0.62%     0.70%      0.78%     0.78%(b)
 Ratio of net investment
  income to average net
  assets................     0.18%     0.39%     0.41%      0.68%     1.33%(b)
 Ratio of expenses to
  average net assets
  excluding fee
  waivers...............     0.60%     0.62%     0.70%*     0.78%*    0.90%*(b)
 Portfolio turnover
  rate..................   111.52%   125.52%   103.41%     54.16%    38.00%

--------
* During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.
(a) For the period September 5, 1995 (commencement of operations) through June 30, 1996.
(b) Annualized.
(c) Not annualized.

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Financial Highlights
For a share outstanding throughout each period


                                International Equity Portfolio
                         --------------------------------------------------
                           Year      Year      Year       Year      Period
                          Ended     Ended     Ended      Ended      Ended
                         June 30,  June 30,  June 30,   June 30,   June 30,
                           2000      1999      1998       1997     1996(a)
                         --------  --------  --------   --------   --------
Net Asset Value,
Beginning of Period..... $  12.85  $  12.70  $  12.84   $  11.26   $ 10.00
                         --------  --------  --------   --------   -------
Income from Investment
Operations:
 Net investment income..     0.12      0.24      0.16       0.22      0.16
 Net realized and
  unrealized gain on
  investment and foreign
  currency transactions..    2.82      0.39      0.49       1.92      1.35
                         --------  --------  --------   --------   -------
  Total from investment
   operations...........     2.94      0.63      0.65       2.14      1.51
                         --------  --------  --------   --------   -------
Distributions to
Shareholders from:
 Net investment income..    (0.07)    (0.21)    (0.47)     (0.22)    (0.24)
 In excess of net
  investment income.....       --        --        --      (0.04)       --
 Net realized gain on
  investments and
  foreign currency
  transactions..........    (0.38)    (0.27)    (0.32)     (0.30)    (0.01)
                         --------  --------  --------   --------   -------
  Total distribution to
   shareholders.........    (0.45)    (0.48)    (0.79)     (0.56)    (0.25)
                         --------  --------  --------   --------   -------
Net Asset Value, End of
Period.................. $  15.34  $  12.85  $  12.70   $  12.84   $ 11.26
                         ========  ========  ========   ========   =======
Total Return............    23.14%     5.20%     5.91%     19.61%    15.15%(c)
Ratios to Average Net
Assets/Supplemental
Data:
 Net assets, end of
  period (in
  thousands)............ $383,572  $256,177  $229,875   $146,122   $77,732
 Ratio of expenses to
  average net assets....     0.65%     0.69%     0.70%      0.78%     0.81%(b)
 Ratio of net investment
  income to average net
  assets................     0.98%     1.51%     2.00%      1.97%     1.75%(b)
 Ratio of expenses to
  average net assets
  excluding fee
  waivers...............     0.65%     0.69%     0.71%*     0.78%*    0.92%*(b)
 Portfolio turnover
  rate..................   144.41%    56.77%    36.80%     29.85%    15.00%

--------
* During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.
(a) For the period August 17, 1995 (commencement of operations) through June 30, 1996.
(b) Annualized.
(c) Not annualized.

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Financial Highlights
For a share outstanding throughout each period


                                                            Intermediate Term
                                          Fixed Income       Municipal Bond
                                            Portfolio           Portfolio
                                        ------------------  ------------------
                                          Year     Period     Year     Period
                                         Ended     Ended     Ended     Ended
                                        June 30,  June 30,  June 30,  June 30,
                                          2000    1999(a)     2000    1999(a)
                                        --------  --------  --------  --------
Net Asset Value, Beginning of Period..  $   9.64  $  10.00  $   9.79  $  10.00
                                        --------  --------  --------  --------
Income from Investment Operations:
 Net investment income................      0.62      0.58      0.46      0.45
 Net realized and unrealized
  gain/(loss) on investments..........     (0.20)    (0.28)    (0.23)    (0.21)
                                        --------  --------  --------  --------
  Total from investment operations....      0.42      0.30      0.23      0.24
                                        --------  --------  --------  --------
Distributions to Shareholders from:
 Net investment income................     (0.62)    (0.58)    (0.46)    (0.45)
 Net realized gain on investments.....        --     (0.08)       --        --
                                        --------  --------  --------  --------
  Total distribution to shareholders..     (0.62)    (0.66)    (0.46)    (0.45)
                                        --------  --------  --------  --------
Net Asset Value, End of Period........  $   9.44  $   9.64  $   9.56  $   9.79
                                        ========  ========  ========  ========
Total Return..........................      4.49%     2.88%     2.45%     2.44%
Ratios to Average Net
Assets/Supplemental Data:
 Net assets, end of period (in
  thousands)..........................  $130,508  $108,074  $199,566  $107,105
 Ratio of expenses to average net
  assets..............................      0.46%     0.50%     0.46%     0.47%
 Ratio of net investment income to
  average net assets..................      6.52%     5.78%     4.84%     4.54%
 Ratio of expenses to average net
  assets excluding fee waivers........      0.46%     0.50%     0.46%     0.54%*
 Portfolio turnover rate..............    147.65%   146.78%    51.34%    42.24%

--------
* During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.
(a) For the period July 1, 1998 (commencement of operations) through June 30, 1999.

See accompanying notes to financial statements.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the Hirtle Callaghan Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Value Equity, Growth Equity, Small Capitalization Equity, International Equity, Fixed Income and Intermediate Term Municipal Bond Portfolios of the Hirtle Callaghan Trust (the "Trust") as of June 30, 2000, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Two Commerce Square
2001 Market Street
Philadelphia, Pennsylvania
August 18, 2000

THE HIRTLE CALLAGHAN TRUST
Supplemental Information

A new Portfolio Management Agreement between Capital Guardian Trust Company ("CapGuardian") and the Trust became effective on July 26, 2000. Pursuant to this agreement, CapGuardian will be compensated based, in part, on the investment results achieved by it with respect to the period beginning on August 1, 2000. This performance fee arrangement could, under certain circumstances, increase or decrease the fee paid to CapGuardian, when compared to the current fixed fee arrangement and could result in the payment of incentive compensation during periods of declining markets. CapGaurdian's fee will not be adjusted in accordance with the Performance Fee Amendment until the same is in effect for 12 months. See proxy information below.

Proxy:

  On July 26, 2000, a Special Meeting of the shareholders of The International Equity Portfolio ("International Portfolio") was held. The matters considered at the meeting, together with the actual vote tabulations relating to such matters are as follows:

    To approve the engagement of Capital Guardian Trust Company
  ("CapGuardian") to provide portfolio management services to the International Portfolio pursuant to a portfolio management agreement between the Trust and CapGuardian. The proposed agreement calls for the payment to CapGuardian of a performance-based fee that may increase or decrease the advisory fees paid by the International Portfolio.

   For      15,471,358
   Against           0
   Abstain           0

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

                           THE HIRTLE CALLAGHAN TRUST

Trustees

DONALD E. CALLAGHAN*

JONATHAN J. HIRTLE*

ROSS H. GOODMAN

JARRETT B. KLING

RICHARD W. WORTHAM

R. RICHARD WILLIAMS

* "Interested Person" as that term is defined in the Investment Company Act of 1940.

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Sponsor                              Counsel

Hirtle Callaghan & Co., Inc.         Drinker Biddle & Reath LLP
100 Four Falls Corporate Center--    One Logan Square--18th & Cherry Streets
    Suite 500                        Philadelphia, Pennsylvania 19103-6996
West Conshohocken, Pennsylvania
    19428-2970

Administrator and Distributor        Independent Accountants

BISYS Fund Services                  PricewaterhouseCoopers LLP
3435 Stelzer Road                    Two Commerce Square, Suite 1700
Columbus, Ohio 43219                 2001 Market Street
                                     Philadelphia, Pennsylvania 19103-7042

Custodian

Deutsche Bank
16 Wall Street
New York, New York 10005

This report is for the information of the shareholders of The Hirtle Callaghan Trust. Its use in connection with any offering of the Trust's shares is authorized only in case of a concurrent or prior delivery of the Trust's current prospectus.


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